                                 ONE FUND, INC.

                                One Financial Way
                             Cincinnati, Ohio 45242
                            Telephone 1-800-578-8078



                       STATEMENT OF ADDITIONAL INFORMATION
                               November 1, 1998


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of ONE Fund, Inc. ("ONE Fund") as amended November 1, 1998.




To obtain a free copy of ONE Fund's prospectus, call or write ONE Fund at the toll-free telephone number or the address shown above.


Page           Contents
----           --------
  3        ONE Fund

  3        ONE Fund Performance
               Current Yield of Money Market Portfolio
               Current Yield of Tax-Free Income, Income and Income & Growth Portfolios
               Tax-equivalent Yield of Tax-Free Income Portfolio
               Total Return

  6        Portfolio Turnover

  7        Investment Restrictions
               (Fundamental)
               (Nonfundamental)

10         Investment Policies
               Money Market Instruments
               Repurchase Agreements
               Reverse Repurchase Agreements
               Hedging Transactions
               Covered Call Options and Put Options
               Risk Factors with Options
               Futures Contracts
               Options on Futures Contracts and Financial Indexes
               Risk Factors with Futures, Options on Futures and Options
                    on Indexes
               Risk Factors with Foreign Investments
               Foreign Currency Hedging Transactions
               Risk Factors with High-Yield, High-Risk Securities
               Convertible Securities
               Zero-Coupon and Pay-in-Kind Debt Securities
               Securities Lending
               Warrants
               When-Issued and Delayed Delivery Transactions
               Borrowing Money

19         Management of ONE Fund
               Directors and Officers of ONE Fund
               Compensation of Directors
               Shareholders' Meetings
               Controlling Persons and Principal Shareholders
               Investment Advisory and Other Services


24         Brokerage Allocation

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

25         Purchase and Redemption of Shares
               Reducing the Sales Charge

27         Tax Status

27         Underwriters

27         Experts

28         Legal Counsel

28         The Year 2000 Issue

29         Appendix
               Debt Security Ratings

32         Financial Statements




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
                                    ONE FUND

ONE Fund is an open-end diversified management investment company which presently consists of 9 separate portfolios - Money Market Portfolio, Tax-Free Income Portfolio, Income Portfolio, Income & Growth Portfolio, Growth Portfolio, Core Growth, Small Cap Portfolio, International Portfolio and Global Contrarian Portfolio. The investments held by each portfolio are maintained separately from those held by the other portfolios. ONE Fund was incorporated in Maryland on April 24, 1992. The Money Market, Income, Income & Growth, and Growth Portfolios were first offered in August 1992, the International Portfolio in May 1993, the Tax-Free Income, Small Cap and Global Contrarian Portfolios in November 1994, and the Core Growth Portfolio in November 1996.


The investment and reinvestment of ONE Fund assets other than International and Global Contrarian Portfolio assets is directed by ONE Fund's investment adviser, Ohio National Investments, Inc. (the "Adviser"), a wholly-owned subsidiary of The Ohio National Life Insurance Company ("ONLI"). The Adviser is also the investment adviser to Ohio National Fund, Inc. ("ONF"), a mutual fund formed by ONLI to support variable benefits under variable annuities and variable life insurance policies written by ONLI and its subsidiary, Ohio National Life Assurance Corporation. The principal business address of all these Ohio National companies is One Financial Way, Cincinnati, Ohio 45242. The investment and reinvestment of Core Growth Portfolio assets is managed by Pilgrim Baxter & Associates, Ltd. ("PBA") as sub-adviser. The principal business address of PBA is 825 Duportail Road, Wayne, Pennsylvania 19087. The investment and reinvestment of International and Global Contrarian Portfolio assets is managed by Societe Generale Asset Management Corp. ("SGAM") as sub-adviser. The principal business address of SGAM is 1221 Avenue of the Americas, New York, New York 10020.

All shares of all portfolios have one vote per share and are freely transferable. When matters arise that affect only one portfolio, only shares of that portfolio are entitled to vote on those matters. Approval of certain matters by a vote of all ONE Fund shareholders may not be binding on a portfolio whose shareholders have not approved that matter. Each share of each portfolio is entitled to participate equally in the portfolio's dividends, distributions and net assets.


The shares of each portfolio, when issued, will be fully paid and non-assessable, have no preemptive, conversion, cumulative dividend or similar rights, and are freely transferable. ONE Fund shares do not have cumulative voting rights, which means the holders of more than half of the ONE Fund shares voting for election of directors can elect all of the directors if they so choose. In such event, the holders of the remaining shares would not be able to elect any directors.


                              ONE FUND PERFORMANCE
ONE Fund may distribute sales literature using graphs, charts, tables or examples comparing the performance of its portfolios to the Consumer Price Index or to established market indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Index, IBC's Money Fund Reports, one or more of Lehman Brothers Bond Indices, Value Line Composite Index, New York Stock Exchange Composite Index, Russell 2000 Index, Russell 3000 Growth Index, Morgan Stanley Europe Australia and Far East Index, Morgan Stanley World Index, American Stock Exchange Index, National Association of Securities Dealers Automated Quotations Composite Index, Wilshire 5000 Index, Investors Business Daily 6000 Index, or other mutual funds having investment objectives similar to the portfolio being compared. These comparisons may include graphs, charts, tables or examples. The average total return and cumulative total returns for each portfolio may also be advertised.

ONE Fund may also advertise the performance rankings assigned to certain portfolios or their subadvisers by various statistical services, including Morningstar, Inc. and Lipper Analytical Services, Inc., or as they appear in various publications including The Wall Street Journal, Investors Business Daily, The New York Times, Barron's, Forbes, Fortune, Business Week, Financial Services Week, Financial World, Kiplinger's Personal Finance and Money Magazine.

The prospectus sets forth in tabular form, under the caption "Financial Highlights" certain information concerning ONE Fund and its individual portfolios. The following discussion describes the methods of calculating current yields and total return, and states ONE Fund's policy with respect to each portfolio's turnover rate.

CURRENT YIELD OF MONEY MARKET PORTFOLIO

Current yield quotations for the Money Market Portfolio are based on that portfolio's net investment income for a seven-day period and exclude any realized or unrealized gains or losses on portfolio securities. Current yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period, and annualizing this quotient on a 365-day basis. The net change in account value reflects the value of any additional shares (or fraction thereof) purchased with dividends from the original share in the account during the seven-day period, any dividends declared on such original share and any such additional shares during the period, and expenses accrued during the period. ONE Fund may also disclose the effective yield of the Money Market Portfolio for a seven-day period for which the current annualized yield is computed by expressing the unannualized return on a compounded, annualized basis.

CURRENT YIELD OF TAX-FREE INCOME, INCOME, AND INCOME & GROWTH PORTFOLIOS

Current yield for these three portfolios is calculated by dividing the net investment income per share earned during a recent 30-day period by the portfolio's maximum offering price on the last day of the period, and annualizing the result (assuming compounding of interest) in order to arrive at an annual percentage rate. In some instances, it may be necessary to use an estimate of the expected dividends and expenses. When estimates are used to calculate yields, actual dividends and expenses for that period may be different because the composition of the portfolio may change, resulting in a change in actual yield. When yield is used in sales literature for these portfolios, their total return will also be shown.

TAX-EQUIVALENT YIELD OF THE TAX-FREE INCOME PORTFOLIO

The Tax-Free Income Portfolio's tax-equivalent yield is the rate that an investor would have to earn from a taxable investment, before taxes, to equal the Portfolio's tax-free yield. The tax-equivalent yield is calculated by dividing the Portfolio's actual yield by the result of one minus the investor's marginal federal income tax rate. If only a portion of the Portfolio's yield is tax-exempt, only that portion is adjusted in the calculation.

The following table shows the effect of an investor's federal income tax bracket on the effective yield, assuming hypothetical yields of 3% to 7% for the Tax-Free Income Portfolio and assuming that none of the Portfolio's investments yielded taxable income.

      Marginal                              Portfolio                           Tax-equivalent
      Tax Rate                                Yield                                   Yield
      --------                              ---------                           --------------

          28%                                    3%                                      4.17%
          28%                                    4%                                      5.56%
          28%                                    5%                                      6.94%
          28%                                    6%                                      8.33%
          28%                                    7%                                      9.72%

          31%                                    3%                                      4.35%
          31%                                    4%                                      5.80%
          31%                                    5%                                      7.26%
          31%                                    6%                                      8.70%
          31%                                    7%                                    10.14%

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

          31%                                    7%                                     10.14%

          36%                                    3%                                      4.69%
          36%                                    4%                                      6.25%
          36%                                    5%                                      7.81%
          36%                                    6%                                      9.38%
          36%                                    7%                                     10.94%

       39.6%                                     3%                                      4.97%
       39.6%                                     4%                                      6.62%
       39.6%                                     5%                                      8.28%
       39.6%                                     6%                                      9.93%
       39.6%                                     7%                                     11.59%


From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities.


TOTAL RETURN

Total returns quoted in advertising reflect all aspects of a portfolio's investment return, including the effects of reinvesting dividends and capital gain distributions as well as changes in the portfolio's net asset value per share over the period shown. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a portfolio over a stated period, and then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth or decline been constant over that period. While average annual returns are a convenient means of comparing investment alternatives, no portfolio will experience a constant rate of growth or decline over time.

The average annual compounded rate of return for a portfolio over a given period is found by equating the initial amount invested to the ending redeemable value using the following formula:

                                 P(1 + T)n = ERV

      where: P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and
             ERV= the ending redeemable value of a hypothetical $1,000
                  beginning-of-period payment at the end of the period (or fractional portion thereof).


The average annual and aggregate total return rates for each of the portfolios from its inception (assuming payment of the maximum applicable sales charge) and for the year ended on June 30, 1998, are as follows:

                                                                                        Aggregate
                                      One    Avg. Annual      From        Five Year       From            Inception
                                      Year    Five Year     Inception     Aggregate     Inception           Date
                                      ----    ---------    -----------    ---------     ----------       ----------

         Money Market                 4.87%      4.59%          4.26%        25.15%       28.49%            8/18/92
         Tax-Free Income              2.60%       N/A           7.42%          N/A        29.98%           11/01/94
         Income                       5.31%      5.06           5.93%        32.12%       40.40%            8/18/92
         Income & Growth              9.04%     13.14          13.18%        94.09%      106.85%            8/18/92
         Growth                       8.43%     14.28          15.30%       106.61%      130.52%            8/18/92
         Core Growth                  2.13%       N/A          (0.40)          N/A        -7.69%           11/01/96
         Small Cap                    5.03%       N/A          14.24%          N/A        62.92%           11/01/94
         International               -9.76%     13.14          12.31%        97.79%       86.74%            4/30/93
         Global Contrarian           -6.00%       N/A           9.72%          N/A        26.71%           11/01/94



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

In addition to total return rates, advertising may reflect cumulative total returns that simply reflect the change in value of an investment in a portfolio over a period. This may be expressed as either a percentage change, from the beginning to the end of the period, or the end-of-period dollar value of an initial hypothetical investment. The cumulative total returns for each of the portfolios from its inception and for the year ended on June 30, 1998 (assuming a hypothetical initial investment of $1,000 and payment of the maximum applicable sales charge) were as follows:

                                    One           Five          From          Inception
                                    Year          Year        Inception           Date

              Money Market          $1,049        $1,251       1,285             8/18/92
              Tax-Free Income       $1,056           N/A       1,300            11/01/94
              Income                $1,085        $1,309       1,404             8/18/92
              Income & Growth       $1,484        $1,912       2,069             8/18/92
              Growth                $1,138        $2,041       2,305             8/18/92
              Core Growth           $  990           N/A         923            11/01/96
              Small Cap             $1,100           N/A       1,629            11/01/94
              International         $  966        $2,027       1,867             4/30/93
              Global Contrarian     $  983           N/A       1,267            11/01/94


                               PORTFOLIO TURNOVER

Each portfolio has a different expected rate of portfolio turnover. However, the rate of portfolio turnover will not be a limiting factor when the management of ONE Fund deems it appropriate to purchase or sell securities for a portfolio. ONE Fund's policy with respect to each portfolio is as follows:



      Money Market Portfolio - Since the assets of the Money Market Portfolio consist of short-term instruments, replacement of portfolio securities will occur frequently. However, since purchases are generally effected with dealers or issuers on a net basis, it is not expected that the Money Market Portfolio will incur significant brokerage commissions.

      Tax-Free Income Portfolio - Transactions in the securities of this portfolio may be made without regard to the length of time particular investments have been held if the Adviser believes that such transactions will help achieve the overall objectives of the portfolio. Portfolio securities may or may not be held to maturity. The rate of portfolio turnover will vary from time to time, but is not expected to exceed 75% annually. It was 4% for the last fiscal year.

      Income Portfolio - The Income Portfolio will engage in transactions when the Adviser believes that they will help to achieve the overall objectives of this portfolio. Portfolio securities may or may not be held to maturity. The rate of portfolio turnover will vary from time to time but is not expected to exceed 50% annually. It was 40% for the last fiscal year.

      Income & Growth Portfolio - The rate of portfolio turnover will vary from time to time but is not expected to exceed 50% annually. It was 39% for the last fiscal year.



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

      Growth Portfolio - Although this portfolio will not normally purchase securities with the intention of obtaining short-term capital appreciation, purchases and sales will be made whenever deemed prudent and consistent with the investment objectives of the portfolio. During periods of relatively stable market and economic conditions, it is anticipated that the annual portfolio turnover rate of the Growth Portfolio is not expected to exceed 75% annually. During periods when changing market or economic conditions are foreseen, shifts in portfolio emphasis may cause the rate of portfolio turnover to increase. The rate was 40% for the last fiscal year.

      Core Growth Portfolio - Although this portfolio will not normally engage in short-term trading, turnover will tend to rise during periods of economic turbulence. Under normal market conditions, the annual portfolio turnover rate is not expected to exceed 100%. The rate was 116% for the last fiscal year.

      Small Cap Portfolio - While this portfolio purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever the Adviser believes they are advisable, usually without reference to the length of time a security has been held. The engagement in a number of short-term transactions may result in relatively high portfolio turnover rates, but the rate is not normally expected to exceed 150%. It was 77% for the last fiscal year.

      International Portfolio - Although this portfolio will not normally engage in short-term trading, purchases and sales of securities will be made whenever deemed appropriate to achieve the portfolio's objective of long-term capital growth. The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate to achieve this portfolio's stated objective. Under normal circumstances, the portfolio turnover rate for this portfolio is not expected to exceed 75% annually. It was 12% for the last fiscal year.

      Global Contrarian Portfolio - Because of the long-term growth objective and the purchase of under-valued and out-of-favor securities, this portfolio will generally tend to hold portfolio securities for a relatively longer time with the expectation of eventual price appreciation. As a result, the portfolio turnover rate is not expected to exceed 50% annually. However, it could be substantially higher at times due to repositioning of the portfolio. It was 25% for the last fiscal year.



                             INVESTMENT RESTRICTIONS

The prospectus lists the most significant investment restrictions to which ONE Fund is subject. (See "About ONE Fund" in the prospectus.) A complete list of ONE Fund's investment restrictions is shown below. The first nine investment restrictions are fundamental policies that may not be changed without the affirmative vote of the majority of the outstanding voting securities of ONE Fund or a particular portfolio, as appropriate. A "majority vote" means the vote of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a particular portfolio, such matter shall be deemed to have been effectively acted upon with respect to that portfolio if a majority of the outstanding voting securities of the portfolio vote for the approval of such matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of ONE Fund. Investment restrictions 10 and following are nonfundamental. They may be changed by the Board of Directors without shareholder approval.

ONE Fund may not issue senior securities, except to the extent that the borrowing of money in accordance with restriction 4. or the purchase of reverse repurchase agreements may constitute the issuance of a senior security, and each portfolio of ONE Fund will not:

(Fundamental)

         l. invest more than 5% of the value of its total assets in the securities of any one issuer (except U.S. Government securities);

         2. purchase more than l0% of the outstanding voting securities of any one issuer, and the Money Market Portfolio will not acquire the voting securities of any issuer except in connection with a merger, consolidation or other reorganization;

         3. invest more than 25% of the value of its total assets in any one industry, except that the Money Market Portfolio may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or in certificates of deposit, bankers' acceptances, bank time deposits or other obligations of banks, and the Tax-Free Income Portfolio may invest more than 25% of its assets in municipal securities; (For purposes of this restriction, ONE Fund considers each foreign government to constitute an "industry." ONE Fund interprets the word "bank," as used in this investment restriction, to mean "domestic bank.")

         4. borrow money, except by means of reverse repurchase agreements or, for temporary or emergency purposes, from banks, and the aggregate amount borrowed shall not exceed 5% of the value of the assets of the portfolio (In the case of such borrowing, each portfolio may pledge, mortgage or hypothecate up to 5% of its assets);

         5. purchase or sell commodities or commodity contracts except that each portfolio other than the Money Market Portfolio may, for hedging purposes, purchase and sell financial futures contracts and options thereon;

         6. underwrite securities of other issuers except insofar as ONE Fund may be considered an underwriter under the Securities Act of l933 in selling portfolio securities;

         7. purchase or sell real estate, including limited partnerships, except that each portfolio may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein (For purposes of this restriction, "real estate" does not include investments in readily marketable notes or other evidence of indebtedness secured by mortgages or deeds of trust relating to real property);

         8. lend money or other assets to other persons, in excess of 5% of a portfolio's total assets, except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements (Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by marking to market daily);

         9. purchase securities of other investment companies, except in connection with a merger, consolidation or reorganization, or except the purchase by any portfolio other than the Money Market or Tax-Free Income Portfolio of the securities of closed-end investment companies if after the purchase: (i) the portfolio does not own more than 3% of the total outstanding voting stock of the other investment company or (ii) the value of the securities of all investment companies held by such portfolio does not exceed 10% of the value of the total assets of that portfolio (Purchases of investment company securities will be made (a) only on the open market or through dealers or underwriters receiving the customary sales loads, or (b) as part of a merger, consolidation or plan of reorganization);

(Nonfundamental)
         10. invest more than 15% of the value of its assets in securities or other investments, including repurchase agreements maturing in more than seven days, that are not readily marketable;

         11. purchase or sell put or call options, except that each portfolio other than the Money Market Portfolio may, for hedging purposes,
             (a) write call options traded on a registered national securities exchange if the portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions in options it has written; (b) purchase put options on securities owned, and sell such options in order to close its positions in put options; (c) purchase and sell financial futures contracts and options thereon; and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts;

         12. other than the International and Global Contrarian Portfolios, invest in securities of foreign issuers except that (a) each of the Income, Income & Growth, Growth, Core Growth and Small Cap Portfolios may invest up to 20% of its assets in securities of foreign issuers (including foreign governments or political subdivisions, agencies or instrumentalities of foreign governments) American Depository Receipts, and securities of United States domestic issuers denominated in foreign currency, and (b) the Money Market Portfolio may invest up to 50% of its assets in such securities, provided they are denominated in U.S. dollars and held in custody in the United States; (For purposes of this restriction, U.S. dollar denominated depository receipts traded in domestic markets do not constitute foreign securities.)

         13. sell securities short or purchase securities on margin except such short-term credits as are required to clear transactions;


         14. as to the International and Global Contrarian Portfolios, invest more than 20% of its assets in securities of issuers located in any one foreign country, except that up to an additional 5% of its assets may be invested in securities of issuers located in each of any three of Australia, Canada, France, Germany, Japan or the United Kingdom, or

         15. invest in foreign currency contracts or options except that, in order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each portfolio other than the Money Market and Tax-Free Income Portfolios may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of specific securities (but not more than 5% of a portfolio's assets may be invested in such currency hedging contracts).

In addition to the above restrictions, in order to comply with Rule 2a-7 under the Investment Company Act of 1940, no more than 5% of the assets of the Money Market Portfolio will be invested in "second-tier" short-term debt instruments, that is those receiving the second highest rating by any two nationally recognized statistical rating organizations ("NRSRO's") (or by one NRSRO if (a) that is the only NRSRO having rated the security or (b) one other NRSRO has given the security its highest rating), or whose issuer has received such a rating or ratings with respect to a class of short-term debt obligations that is now comparable in priority and security to those to be purchased. In addition, not more than $1 million (or 1% of this portfolio's assets, if greater) may be invested in the second-tier instruments of any one issuer.


Under normal market conditions, at least 65% of the assets of the International Portfolio and at least 25% of the assets of the Global Contrarian Portfolio will be invested in foreign securities, including securities of issuers in at least three different foreign countries. As of the date of this Statement of Additional Information, the Board of Directors has approved investment by those portfolios other than the Money Market and Tax-Free Income Portfolios in 50 countries with developed securities markets, including the following countries with developed economies: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom; and the following countries with developing economies: Argentina, Bangla Desh, Brazil, Chile, China (Hong Kong, Shanghai and Shenzhen Exchanges), Czech Republic, Egypt, Greece, Hungary, Indonesia, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela and Zimbabwe.



                               INVESTMENT POLICIES

The following descriptions of money market instruments supplement the investment objectives and policies (see "Money Market Portfolio") set forth in ONE Fund's prospectus. The Money Market Portfolio will invest extensively in these instruments. The other portfolios may invest in such instruments to a very limited extent (to invest otherwise idle cash) or on a temporary basis for defensive purposes. The debt security ratings referred to in the prospectus in connection with the investment policies of the portfolios are defined in the Appendix to this Statement of Additional Information.

MONEY MARKET INSTRUMENTS

      U.S. Government Obligations - Bills, notes, bonds and other debt securities issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, and Federal Home Loan Banks. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; and others only by the credit of the issuer. Certain of the foregoing may be purchased on a "when issued" basis at which time the rate of return will not have been set.

      Certificates of Deposit - Certificates issued against funds deposited in a bank for a definite period of time, at a specified rate of return. Normally they are negotiable.

      Bankers' Acceptances - Short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

      Commercial Paper - Promissory notes issued by corporations to finance their short-term credit needs. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts by the portfolio at varying rates of interest pursuant to direct arrangements between the portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a master demand note arrangement, the Adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the issuer and its ability to pay principal and interest on demand. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the portfolio may invest in them only if at the time of an investment the issuer meets the criteria set forth above for all other commercial paper issuers. Such notes will be considered to have a maturity of the longer of the demand period or the period of the interest guarantee.

      Corporate Obligations - Bonds and notes issued by corporations in order to finance longer-term credit needs.


REPURCHASE AGREEMENTS


Under a repurchase agreement, the portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board) to repurchase the security at a mutually agreed upon price and date. It may also be viewed as a loan of money by the portfolio to the seller. The resale price is normally in excess of the purchase price and reflects an agreed upon market rate. The rate is effective for the period of time the portfolio is invested in the agreement and unrelated to the coupon rate on the purchased security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the portfolio invest in repurchase agreements for more than one year. These transactions afford an opportunity for the portfolio to earn a return on temporarily available cash. Although repurchase agreements carry certain risks not associated with direct investments in securities, ONE Fund intends to enter into repurchase agreements only with financial institutions believed by the Adviser or Sub-adviser to present minimal credit risks in accordance with criteria established by ONE Fund's Board of Directors. The Adviser or Sub-adviser will review and monitor the creditworthiness of such institutions under the Board's general supervision. ONE Fund will only enter into repurchase agreements pursuant to a master repurchase agreement that provides that all transactions be fully collateralized and that the collateral be in the actual or constructive possession of ONE Fund. The agreement must also provide that ONE Fund will always receive as collateral securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the portfolio in each agreement, and the portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller were to default, the portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.


REVERSE REPURCHASE AGREEMENTS

Under a reverse repurchase agreement, a portfolio sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The portfolio retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the portfolio repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the portfolio receives for the security and the amount it pays on repurchase is deemed to be payment of interest. The portfolio will maintain in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. The Securities and Exchange Commission views these transactions as collateralized borrowings by the portfolio and the portfolio will abide by the limitations set out in fundamental investment restriction number 4 with respect to the borrowing of money.


HEDGING TRANSACTIONS

The purpose of hedging transactions using put and call options on individual securities, financial futures contracts, and options on such contracts and on financial indexes, all to the extent provided in investment restrictions 5 and 11, is to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations. However, while such transactions are defensive in nature and are not speculative, some risks remain.

The use of options and futures contracts may help ONE Fund to gain exposure or to protect itself from changes in market values. For example, ONE Fund may have a substantial amount of cash at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues requires time and may result in missing a significant market movement. By using futures contracts, ONE Fund can obtain immediate exposure to the market. The buying program will then proceed and, once it is completed (or as it proceeds), the futures contracts will be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by selling futures contracts, and individual securities can be sold over a longer period under cover of the resulting short contract position.

COVERED CALL OPTIONS AND PUT OPTIONS

In writing (i.e., selling) "covered" call options on securities owned by a portfolio, the portfolio gives the purchaser of the call option the right to purchase the underlying securities owned by the portfolio at a specified "exercise" price at any time prior to the expiration of the option, normally within nine months. In purchasing put options on securities owned by a portfolio, the portfolio pays the seller of the put option a premium for the right of the portfolio to sell the underlying securities owned by the portfolio at a specified exercise price prior to the expiration of the option.

Whenever a portfolio has a covered call option outstanding, the underlying securities will be segregated by ONE Fund's custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights. In order to terminate its position as the writer of a call option or the purchaser of a put option, the portfolio may enter into a "closing" transaction, which is the purchase of a call option or sale of a put option on the same underlying securities and having the same exercise price and expiration date as the option previously sold or purchased by the portfolio.

RISK FACTORS WITH OPTIONS

The purchaser of an option pays the option writer a "premium" for the option. In the case of a covered call option written by a portfolio, if the purchaser does not exercise the call option, the premium will generate additional capital gain to the portfolio. If the market price of the underlying security declines, the premium received for the call option will reduce the amount of the loss the portfolio would otherwise incur. However, if the market price of the underlying security rises above the exercise price and the call option is exercised, the portfolio will lose its opportunity to profit from that portion of the rise which is in excess of the exercise price plus the option premium. Therefore, ONE Fund will write call options only when the Adviser believes that the option premium will yield a greater return to the portfolio than any capital appreciation that might occur on the underlying security during the life of the option.

In the case of a put option purchased by a portfolio, if the market price of the underlying security remains or rises above the exercise price of the option, the portfolio will not exercise the option and the premium paid for such option will reduce the gain the portfolio would otherwise have earned. Conversely, if the market price of the underlying security falls below the exercise price less the premium paid for the option, the portfolio will exercise the option, thereby reducing the loss the portfolio would have otherwise suffered. Accordingly, a portfolio will purchase put options only when the Adviser believes that the market price of the underlying security is more likely to decrease than increase.

Whenever a portfolio enters into a closing transaction, the portfolio will realize a gain (or loss) if the premium plus commission it pays for a closing call option is less (or greater) than the premium it received on the sale of the original call option. Conversely, the portfolio will realize a gain (or loss) if the premium it receives, less commission, for a closing put option is greater (or less) than the premium it paid for the original put option. The portfolio will realize a gain if a call option it has written lapses unexercised, and a loss if a put option it has purchased lapses unexercised.

FUTURES CONTRACTS

Each portfolio, other than the Money Market Portfolio, may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the Standard & Poor's 500 Index or on narrow-based stock indexes. A particular index will be selected according to the Adviser's investment strategy for the particular port- folio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized.

At the time a portfolio enters into a contract, it sets aside a small portion of the contract value in an account with ONE Fund's custodian as a good faith deposit (initial margin) and each day during the contract period requests and receives or pays cash equal to the daily change in the contract value

(variable margin). ONE Fund, its futures commission merchant and ONE Fund's custodian retain control of the initial margin until the contract is liquidated.

OPTIONS ON FUTURES CONTRACTS AND FINANCIAL INDEXES

Instead of entering into a financial futures contract, a portfolio may buy an option giving it the right to enter into such a contract at a future date. The price paid for such an option is called a premium. A portfolio also may buy options on financial indexes that are traded on securities exchanges. Options on financial indexes react to changes in the value of the underlying index in the same way that options on financial futures contracts do. All settlements for options on financial indexes also are for cash.

Financial futures contracts, options on such contracts and options on financial indexes will only be used for hedging purposes and will, therefore, be incidental to ONE Fund's activities in the securities market. Accordingly, portfolio securities subject to options, or money market instruments having the market value of any futures contracts, will be set aside to collateralize the options or futures contracts.

RISK FACTORS WITH FUTURES, OPTIONS ON FUTURES AND OPTIONS ON INDEXES

One risk of entering into financial futures contracts, buying options on such contracts and buying options on financial indexes is that there may not be enough buyers and sellers in the market to permit the portfolio to close a position when it wants to do so. In such event, besides continuing to be subject to the margin requirements, the portfolio would experience a gain or loss to the extent that the price movement of the securities subject to the hedge differed from the position. To limit the risk, the portfolios will invest only where there is an established secondary market.

A risk applicable to both futures contracts and related options is that changes in the value of the contracts or option may not correlate with changes in the underlying financial index or with changes in the value of the securities subject to hedge or both. This failure may be due, in part, to temporary activity of speculators in the futures markets. To the extent there is not a perfect correlation, changes in the value of a portfolio's assets would not be offset by changes in the value of the contracts and options it had bought.

When a portfolio buys an option on a futures contract or an option on a financial index, its risk of loss is limited to the amount of the premium paid. When a portfolio enters into a futures contract, there is no such limit. However, the loss on an options contract would exceed that of a futures contract if the change in the value of the index does not exceed the premium paid for the option.

The success of a hedge depends upon the Adviser's ability to predict increases or decreases in the relevant financial index. If this expectation proves incorrect, a portfolio could suffer a loss, and would be better off if those futures contracts or options had not been purchased. The skills involved in determining whether to enter into a futures contract or purchase or sell an option are different from those involved in determining whether to buy or sell a security. The Adviser has had only limited experience using financial futures contracts, options on financial futures and options on financial indexes.

Because of the low margin deposits required, futures trading involves a high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial gain or loss. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures and subjecting some futures traders to substantial losses.

RISK FACTORS WITH FOREIGN INVESTMENTS

Investments in foreign securities involve considerations not normally associated with investing in domestic issuers. Such factors include changes in currency exchange rates, currency exchange control regulations, the possibility of seizure or nationalization of companies, political or economic instability, imposition of unforeseen taxes, the possibility of financial information being difficult to obtain or difficult to interpret under foreign accounting standards, the necessity of trading in markets that in relation to U.S. markets may be less efficient and have available less information concerning issuers, or the imposition of other restraints that might adversely affect investments.

In selecting foreign investments, each portfolio seeks to minimize these factors. It seeks to invest in securities having investment characteristics and qualities comparable to the kinds of domestic securities in which it invests. Each portfolio seeks to avoid investments in countries with volatile or unstable political or economic conditions.

The portfolios may invest in securities of foreign issuers either directly or in the form of American Depository Receipts (ADRs). ADRs are securities typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs enable foreign stocks to be traded and cleared on United States markets. They bear the same investment risks as the underlying foreign stocks. The portfolios may invest in both sponsored and unsponsored ADRs. There may be less financial and other information available for unsponsored ADRs than for sponsored ADRs.

Since investments in foreign securities, other than U.S. dollar denominated securities, involve currencies of foreign countries, the value of a portfolio's assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in currency exchange control regulations.

FOREIGN CURRENCY HEDGING TRANSACTIONS

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each portfolio, other than the Money Market and Tax-Free Income Portfolios, may engage, to the extent permitted in restriction 22, above, in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security.

The portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a portfolio purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that portfolio's securities denominated in such foreign currency. No portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in that currency.

At the consummation of a forward contract for delivery by a portfolio of a foreign currency, the portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other portfolio assets into such currency. It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security's market value exceeds the amount of foreign currency the portfolio is obligated to deliver.

If the portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally (see "Risk Factors with Options" and "Risk Factors with Futures, Options on Futures and Options on Indexes," above). In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a portfolio's securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. They simply establish rates of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

RISK FACTORS WITH HIGH-YIELD, HIGH-RISK SECURITIES


The high-yield, high-risk securities in which the Income Portfolio may invest up to 15% of its assets present special risks to investors. The market value of lower-rated securities may be more volatile than that of higher-rated securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly-rated securities, which primarily reflect fluctuations in prevailing interest rates. Periods of economic uncertainty and change can be expected to result in increased volatility in the market value of lower-rated securities. Further, such securities may be subject to greater risks of loss of income and principal, particularly in the event of adverse economic changes or increased interest rates, because their issuers generally are not as financially secure or as creditworthy as issuers of higher-rated securities. Additionally, to the extent that there is no national market system for secondary trading of lower-rated securities, there may be a low volume of trading in such securities which may make it more difficult to value or sell those securities than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk securities, especially in a thinly traded market.

Investors should recognize that the market for high-yield, high-risk securities is a relatively recent development that has not been fully tested by a prolonged economic recession. An economic downturn may severely disrupt the market for such securities and cause financial stress to the issuers which may adversely affect the value of such securities held by the Income Portfolio and the ability of the issuers of such securities to pay principal and interest. A default by an issuer may result in the Income Portfolio incurring additional expenses to seek recovery of the amounts due it.


CONVERTIBLE SECURITIES

Convertible securities include a variety of instruments that can be exchanged for or converted into common stock, including convertible bonds or debentures, convertible preferred stock, units consisting of usable bonds and warrants, and securities that cap or otherwise limit returns to the security holder. Examples of these include dividend enhanced convertible stocks or debt exchangeable for common stock (DECS), liquid yield option notes (LYONS), preferred equity redemption cumulative stock (PERCS), preferred redeemable increased dividend securities (PRIDES) and zero coupon convertible securities.

As with all fixed-income securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline and, conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities, the right to be exchanged for the issuer's common stock, causes the market value of convertible securities to increase when the underlying common stock increases. However, since securities priced fluctuate, there can be no assurance of capital appreciation, and most convertible securities will not reflect quite as much capital appreciation as their underlying common stocks. When the underlying common stock is experiencing a decline, the value of the convertible security tends to decline to a level approximating the yield-to-maturity basis of straight nonconvertible debt of similar quality, often call "investment value," and may not experience the same decline as the underlying commons stock.

Many convertible securities sell at a premium over their conversion values (i.e., the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock). This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. If this appreciation potential is not realized, the premium may not be recovered.

ZERO-COUPON AND PAY-IN-KIND DEBT SECURITIES

Zero-coupon securities (or "step-ups") in which a portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Pay-in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a portfolio investing in zero-coupon and pay-in-kind securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

SECURITIES LENDING

A portfolio may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the portfolio may at any time call the loan and regain the securities loaned; (3) a portfolio will receive any interest or dividend paid on the loaned securities; and (4) the aggregate market value of any portfolio's securities loaned bill not at any time exceed one-third (or such other limit as the Board of Directors may establish) of the total assets of the portfolio. In addition, it is anticipated that a portfolio may share with the borrower some of the income received on the collateral for the loan or that the portfolio will be paid a premium for the loan.

Before a portfolio enters into a loan, the Adviser or sub-adviser considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a portfolio retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a portfolio if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.

WARRANTS

Warrants basically are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specified period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for a portfolio. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the portfolio sufficient to make payment for the securities to be purchased are segregated on the portfolio's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. No portfolio will engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

BORROWING MONEY

The portfolios will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of a portfolio's total assets. In addition, certain portfolios may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of the portfolio's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities. This latter practice is not for investment leverage but solely to facilitate management of a portfolio by enabling it to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

Interest paid on borrowed funds will not be available for investment and will reduce net income. A portfolio will liquidate any such borrowings as soon as possible and may not purchase any portfolio securities while the borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the purchase of portfolio securities will be limited to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.


                             MANAGEMENT OF ONE FUND

DIRECTORS AND OFFICERS OF ONE FUND

The directors and officers of ONE Fund, together with information as to their principal occupations during the past five years are listed below:



                                            Position with                    Principal Occupation
Name and address                            the Fund                         during past five years
----------------                            -------------                    ----------------------

Ronald L. Benedict*                         Secretary and                    Corporate Vice President, Counsel
One Financial Way                           Director                         and Secretary, ONLI; Secretary
Cincinnati, Ohio                                                             of the Adviser and Ohio National Equities
                                                                             Inc.; Secretary and Director of ONF.

George E. Castrucci                         Director                         Director of ONF; Retired; Formerly
8355 Old Stable Road                                                         President and Chief Operating
Cincinnati, Ohio                                                             Officer of Great American
                                                                             Communications Co. and Chairman and Chief
                                                                             Executive Officer of Great
                                                                             American Broadcasting Co.; Director
                                                                             of Benchmark Savings Bank; Director of
                                                                             Baldwin Piano & Organ Co.

Ross Love                                  Director                          President & CEO, Blue  Chip Broadcasting,
615 Windings Way                                                             Ltd.; Trustee, Health Alliance of Greater
Cincinnati, Ohio                                                             Cincinnati; Director, Partnership for a
                                                                             Drug Free America (Chairman of African-
                                                                             American Task Force); Advisory Board,
                                                                             Syracuse University School of Management;
                                                                             Director of ONF; Director, Association of
                                                                             National Advertisers; Until 1996 was Vice
                                                                             President of Advertising, Procter & Gamble Co.

John J. Palmer*                            President and                     Senior Vice President,
One Financial Way                          Director                          Strategic Initiatives, ONLI;
Cincinnati, Ohio                                                             President and Director of ONF;
                                                                             President and Director of ONLI's
                                                                             broker-dealers; Prior to March
                                                                             1997 was Senior Vice President
                                                                             of Life Insurance Company of
                                                                             Virginia.


George M. Vredeveld                         Director                         Professor of Economics, University of
University of Cincinnati                                                     Cincinnati; Director of Center for
P.O. Box 210223                                                              Economic Education; Private
Cincinnati, Ohio                                                             Consultant; Director of Benchmark
                                                                             Savings Bank.


Thomas A. Barefield                         Vice President                   Sr. Vice President, Institutional
One Financial Way                                                            Sales, ONLI; Vice President of ONF;
Cincinnati, Ohio                                                             Sr. Vice President  of ONEQ.
                                                                             Prior to December 1997, Senior Vice
                                                                             President, Life Insurance Company
                                                                             of Virginia.


Michael A. Boedeker                         Vice President                   Vice President, Fixed Income
One Financial Way                                                            Securities, ONLI; Vice President
Cincinnati, Ohio                                                             and Director of the Adviser;
                                                                             Vice President of ONF.

Joseph P. Brom                              Vice President                   Senior Vice President & Chief
One Financial Way                                                            Investment Officer, ONLI; President
Cincinnati, Ohio                                                             and Director of the Adviser;
                                                                             Vice President of ONF.

Stephen T. Williams                         Vice President                   Vice President of Equity Securities, ONLI;
One Financial Way                                                            Vice President and Director of
Cincinnati, Ohio                                                             the Adviser; Vice President of ONF.

Dennis R. Taney                             Treasurer                        Mutual Funds Financial Operations
One Financial Way                                                            Director, ONLI; Treasurer of
Cincinnati, Ohio                                                             the Adviser; Treasurer of ONF


William Hilbert, Jr.                        Compliance Director              From May 1996 until December
One Financial Way                           & Assistant Treasurer            1997, was an investment
Cincinnati, Ohio                                                             administrator for ONLI; worked
                                                                             as a contractor for Fidelity
                                                                             Investments (1994-5) and for
                                                                             Procter & Gamble (1995-6)


Theresa M. Brunsman                         Assistant Secretary              Senior Attorney, ONLI
One Financial Way
Cincinnati, Ohio

* Indicates Directors who are "Interested Persons" as defined by the Investment Company Act of 1940, as amended.


COMPENSATION OF DIRECTORS
Directors not affiliated with ONLI, the Adviser, PBA or SGAM were compensated as follows during the fiscal year ended June 30, 1998:

                                            Aggregate Compensation              Total Compensation
Name of Director                            from ONE Fund                       from Fund Complex*
----------------                            ----------------------              ------------------

George E. Castrucci                                  $    4,600                          $15,000
Ross Love                                                 4,600                           15,000
George M. Vredeveld                                       4,600                           15,000

*The "Fund Complex" consists of ONE Fund and ONF.

Directors and officers of ONE Fund who are affiliated with ONLI or the Adviser receive no compensation from the Fund Complex. ONE Fund has no pension, retirement or deferred compensation plan for its directors or officers.

SHAREHOLDERS' MEETINGS

ONE Fund's by-laws provide that shareholders' meetings need only be held every three years unless matters requiring shareholder approval should occur more frequently. It is anticipated that shareholders' meetings will generally occur every three years.

CONTROLLING PERSONS AND PRINCIPAL SHAREHOLDERS


Because of its ownership of ONE Fund shares, ONLI is a controlling person of each portfolio of ONE Fund other than the International Portfolio. As a result, ONLI likely will be able to control the outcome of a shareholder vote for any of those portfolios unless and until the percentage of shares of a portfolio held by other investors significantly expands. The Adviser is also 100% owned by ONLI.

As of August 12, 1998, ONLI's ownership of ONE Fund shares was as follows:



                                  Number of           Net Asset         Percent of
Portfolio                           Shares              Value            Portfolio
---------                         ----------          ---------          ----------
Money Market                       5,515,918          $ 5,515,918            34.3%
Tax-Free Income                      554,051          $ 6,221,984            86.7%
Income                               511,428          $ 5,114,283            76.9%
Income & Growth                      348,524          $ 5,231,338            37.1%
Growth                               276,814          $ 4,705,831            40.2%
Core Growth                          263,257          $ 2,495,674            55.1%
Small Cap                            219,240          $ 2,635,264            52.8%
International                         33,105          $   400,240             3.2%
Global Contrarian                    274,752          $ 2,796,976            61.3%


In addition, as of that date, Bradley Warnemunde of Cincinnati, Ohio owned 91,702 shares of the International Portfolio having a total net asset value of $1,112,349 and representing 8.8% of the Portfolio. As of that date, no other shareholder owned more than 5% of the shares of any ONE Fund portfolio. The amount of shares of each portfolio of ONE Fund held by officers and directors of ONE Fund, as a group, was less than 1%.


INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser is an Ohio corporation organized on January 17, 1996 to provide investment advice and management services to funds affiliated with ONLI. The Adviser is a wholly-owned subsidiary of ONLI. The Adviser succeeded O.N. Investment Management Company ("ONIMCO") as ONE Fund's investment adviser on May 1, 1996. Prior to that date, ONIMCO had been the investment adviser from ONE Fund's inception. The Adviser, like ONIMCO before it, uses ONLI's investment personnel and administrative systems.

The Adviser regularly furnishes to ONE Fund's Board of Directors recommendations with respect to an investment program consistent with the investment policies of each investment portfolio. Upon approval of an investment program by ONE Fund's Board of Directors, the Adviser implements the program by placing the orders for the purchase and sale of securities or, in the case of the International Portfolio, delegates that implementation to SGAM.


The Adviser's services are provided under an Investment Advisory Agreement with ONE Fund. Under the Investment Advisory Agreement, the Adviser provides personnel, including executive officers for ONE Fund. The Adviser also furnishes at its own expense or pays the expenses of ONE Fund for clerical and related administrative services (other than those provided by the custodian agreements with Star Bank and Investors Fiduciary Trust Company, and the agency agreement with American Data Services, Inc.), office space, and other facilities. ONE Fund pays corporate expenses incurred in its operations, including, among others, local income, franchise, issuance or other taxes; certain printing costs; brokerage commissions on portfolio transactions; custodial and transfer agent fees; auditing and legal expenses; and expenses relating to registration of its shares for sale and shareholders' meetings.


As compensation for its services, the Adviser receives from ONE Fund an annual investment advisory fee based on the average daily net asset value of each portfolio's assets during the quarterly period for which the fee is paid based on the following schedule: (a) for those assets held in the Income, Income & Growth and Growth Portfolios, the fee is at an annual rate of 0.5% of the first $l00 million of assets in each portfolio, 0.4% of the next $l50 million and 0.3% of assets over $250 million; (b) as to assets held in the Money Market Portfolio, the fee is at an annual rate of 0.3% of the first $100 million of assets, 0.25% of the next $150 million, and 0.2% of assets over $250 million;
(c) for assets held in the Tax-Free Income Portfolio, the fee is at an annual rate of 0.6% of the first $100 million of assets, 0.5% of the next $150 million, and 0.4% of assets over $250 million; (d) for assets held in the Small Cap Portfolio, the fee is at an annual rate of 0.65% of the first $100 million of assets, 0.55% of the next $150 million, and 0.45% of assets over $250 million;
(e) for assets held in the International and Global Contrarian Portfolios, the fee is at an annual rate of 0.9% of assets in each portfolio, and (f) for assets held in the Core Growth Portfolio, the fee is at an annual rate of 0.95% of the first $150 million of assets and 0.8% of assets over $150 million.

Under the Investment Advisory Agreement, ONE Fund authorizes the Adviser to retain sub-advisers for the Core Growth, International and Global Contrarian Portfolios, subject to the approval of ONE Fund's Board of Directors. The Adviser has entered into a Sub-Advisory Agreement with PBA to manage the investment and reinvestment of Core Growth Portfolio assets, subject to the supervision of the Adviser. As compensation for its services, PBA receives from the Adviser fees at the annual rate of 0.75% of the first $50 million, 0.70% of the next $100 million, and 0.50% of the average daily net assets of that portfolio in excess of $150 million during the quarter for which the fee is paid. The Adviser has entered into a Sub-Advisory Agreement with SGAM to manage the investment and reinvestment of International and Global Contrarian Portfolio assets, subject to the supervision of the Adviser. As compensation for its services, SGAM receives from the Adviser fees at the annual rate of 0.65% of the average daily net assets of each of those portfolios during the quarter for which the fee is paid.

For each of the fiscal years ended June 30, investment advisory fees from each of ONE Fund's portfolios* were paid to ONIMCO (the Adviser's predecessor) and to the Adviser as follows:


1998                      Earned          Waived          Net Fees
                          ------          ------            --------

Money Market            $  45,452        ($ 22,726)      $  22,726
Tax-Free Income            42,613        (  10,653)         31,960
Income                     33,928        (  10,178)         23,750
Income & Growth            73,633        (  22,090)         51,543
Growth                     71,522        (  21,457)         50,065
Core Growth                51,878                0          51,878
Small Cap                  38,468        (   8,886)         29,582
International             152,991                0         152,991
Global Contrarian          54,075                0          54,075
                       ----------        ---------       --------
                        $ 564,560        ( $95,990)      $ 468,570


1997                      Earned          Waived          Net Fees
                          ------          ------          --------

Money Market            $  54,943        ($ 37,694)      $  17,249
Tax-Free Income            40,001        (  13,228)         26,773
Income                     33,991        (  12,594)         21,397
Income & Growth            58,563        (  21,373)         37,190
Growth                     61,743        (  22,671)         39,072
Core Growth                27,257                0          27,257
Small Cap                  30,439        (   9,644)         20,795
International             151,632                0         151,632
Global Contrarian          52,669                0          52,669
                         --------       ---------         --------
                         $511,238        ($117,204)      $ 394,034

1996                      Earned          Waived           Net Fees
                          ------          ------           --------

Money Market            $  48,270        ($ 48,270)      $       0
Tax-Free Income            36,568        (  18,284)         18,284
Income                     36,190        (  18,095)         18,095
Income & Growth            45,898        (  22,949)         22,949
Growth                     47,590        (  23,795)         23,795
Small Cap                  24,264        (  12,132)         12,132
International             119,892                0         119,892
Global Contrarian          42,132                0          42,132
                         ---------        ---------        --------
                        $ 400,804        ($143,525)       $257,279

      * All fees earned prior to May 1, 1996 were paid to ONIMCO. On and after that date, fees were payable to the Adviser. The Core Growth Portfolio is not shown for the year ended June 30, 1996 because it did not commence operations until November 1, 1996.

The Investment Advisory Agreement also provides that if, and to the extent that, the total expenses applicable to any portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest and the investment advisory fee) exceed 1%, on an annualized basis, of the portfolio's average daily net asset value, the Adviser will pay such expenses. During the last fiscal year, the Adviser reimbursed the Core Growth Portfolio $2,864, the International Portfolio $16,448, and the Global Contrarian Portfolio $23,873 under these terms.


Under a Service Agreement among ONE Fund, the Adviser and ONLI, the latter has agreed to furnish the Adviser, at cost, such research facilities, services and personnel as may be needed by the Adviser in connection with its performance under the Investment Advisory Agreement. The Adviser reimburses ONLI for its expenses in this regard.


The Investment Advisory Agreement, the Service Agreement and the Sub-Advisory Agreement for the International and Global Contrarian Portfolios were approved by a vote of ONE Fund's Board of Directors on January 24, 1996, and the shareholders on March 28, 1996. The Investment Advisory Agreement, the Service Agreement and the Sub-Advisory Agreement for the Core Growth Portfolio were approved by the Board of Directors on August 22, 1996 and by the shareholders of the Core Growth Portfolio on October 31, 1996. These agreements will continue in force from year to year hereafter, if such continuance is specifically approved at least annually by a majority of ONE Fund's directors who are not parties to such agreements or interested persons of any such party, with votes to be cast in person at a meeting called for the purpose of voting on such continuance, and also by a majority of ONE Fund's Board of Directors or by a majority of the outstanding voting securities of each portfolio voting separately. The foregoing agreements were approved by the Board of Directors for continuance on August 26, 1998.


The Investment Advisory, Sub-Advisory and Service Agreements may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the Adviser by ONE Fund's Board of Directors or, as to any portfolio, by a vote of the majority of the portfolio's outstanding voting securities. The Investment Advisory Agreement may be terminated by the Adviser on 90 days' written notice to ONE Fund. The Service Agreement may be terminated, without penalty, by the Adviser or ONLI on 90 days' written notice to ONE Fund and the other party. The Sub-advisory Agreements may be terminated, without penalty, by the

Adviser or the sub-adviser (PBA or SGAM) on 90 days' written notice to ONE Fund and the other party. The Agreements will automatically terminate in the event of their assignment.

ONE Fund's 12b-1 Plan is used solely to compensate broker-dealers that sell ONE Fund shares (the "Selling Dealers") for shareholder services and for sales. The basic payment is 0.15% (on an annualized basis) of the average net assets of the Money Market Portfolio and 0.25% of the average net assets of each other portfolio. The fees are increased to the extent necessary to pay incentive bonuses to individual registered representatives who service $5 million or more of ONE Fund shares. Such increases can never increase the fees paid to more than 0.17% and 0.30% respectively. No interested person of ONE Fund other than the Selling Dealers has a direct or indirect financial interest in ONE Fund's 12b-1 Plan. ONE Fund benefits from the 12b-1 Plan payments to Selling Dealers by having the registered representatives of those dealers answer shareholder questions and by having those registered representatives motivated to sell ONE Fund shares to persons likely to remain shareholders for a period of time.


                              BROKERAGE ALLOCATION
The Adviser buys and sells the portfolio securities for all the portfolios, other than the Core Growth, International and Global Contrarian Portfolios, and selects the brokers to handle such transactions. The sub-advisers (PBA and SGAM) select the brokers and dealers that execute the transactions for the portfolios managed by them. It is the intention of the Adviser and each of the sub-advisers to place orders for the purchase and sale of securities with the objective of obtaining the most favorable price consistent with good brokerage service. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Adviser and sub-advisers will, where possible, deal directly with dealers that make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

In selecting brokers through which to effect transactions, the Adviser and sub-advisers consider a number of factors including the quality, efficiency of execution and value of research, statistical, quotation and valuation services provided. Research services by brokers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. In making such determination, the Adviser or sub-adviser may use a broker whose commission in effecting a securities transaction is in excess of that of some other broker if the Adviser or sub-adviser determines in good faith that the amount of such commission is reasonable in relation to the value of the research and related services provided by such broker. In effecting a transaction for one portfolio, a broker may also offer services of benefit to other portfolios managed by the Adviser or sub-adviser, or to the benefit of its affiliates.

Generally, it is not possible to place a dollar value on research and related services provided by brokers to the Adviser or a sub-adviser. However, receipt of such services may tend to reduce the expenses of the Adviser or a sub-adviser. Research, statistical and similar information furnished by brokers may be of incidental assistance to ONLI, ONF or other clients or affiliates of the Adviser or the sub-advisers and conversely, transaction costs paid by ONLI, ONF or other clients or affiliates of the Adviser or the sub-advisers may generate information which is beneficial to ONE Fund.

Consistent with these polices, the sub-advisers may, with the Board of Directors' approval and subject to its review, direct portfolio transactions to be executed by a broker affiliated with the sub-adviser so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

For each of the fiscal years ended June 30, the following brokerage commission amounts were paid by each portfolio:


                                           1998               1997              1996
                                           ----               ----              ----
                   Money Market             None              None              None
                   Tax-Free Income          None              None              None
                   Income                   None              None           $   720
                   Income & Growth       $ 4,194           $ 6,954             4,438
                   Growth                  6,150            14,710             8,034
                   Core Growth             7,700             5,362               N/A
                   Small Cap               6,253             6,888             4,880
                   International          17,067            23,484            22,094
                   Global Contrarian      16,385             6,658            10,126
                                         -------           -------           -------
                      Total              $57,749           $64,056           $50,291


During the fiscal year ended June 30, 1998, 100% of such commissions were paid to brokers who furnished statistical data and research information to the Adviser, PBA or SGAM. The Core Growth Portfolio did not commence operations until November 1, 1996.


                        PURCHASE AND REDEMPTION OF SHARES


ONE Fund shares are sold at the public offering price, which is their net asset value plus a sales charge, as described in the prospectus, if applicable. They may be redeemed at their net asset value next computed after a purchase or redemption order is received by ONE Fund. (One Fund seeks to maintain the net asset value of the Money Market Portfolio at a constant $1 per share by paying out all income in the form of daily share dividends.)


Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after evidence of ownership of the shares is tendered to ONE Fund. However, ONE Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which disposal by ONE Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for ONE Fund fairly to determine the value of its net assets; or (c) the Commission by order so permits for the protection of security holders of ONE Fund.

Redemptions of shares of any ONE Fund portfolio by any shareholder during any 90-day period will be paid in cash, up to the lesser of (a) $250,000 or (b) 1% of the portfolio's total net asset value. Larger redemptions may, at ONE Fund's discretion, be paid wholly or in part by securities or other assets of the portfolio. A shareholder who receives securities would likely incur brokerage expenses in disposing of them.

Shares of one portfolio may be exchanged for shares of another portfolio of ONE Fund on the basis of the relative net asset values next computed after an exchange order is received by ONE Fund. However, in the case of transfers from the Money Market Portfolio to another portfolio, the sales charge will be levied unless such assets had previously been subjected to a sales charge by having been earlier transferred from another portfolio to the Money Market Portfolio.

The net asset value of ONE Fund's shares is determined at 4 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. That is normally each weekday (Monday through Friday) except for the following holidays:
New Years Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value of each portfolio is computed by dividing the value of the securities in that portfolio plus any cash or other assets less all liabilities of the portfolio, by the number of shares outstanding for that portfolio.

Securities which are held in a portfolio and listed on a securities exchange are valued at the last sale price or, if there has been no sale that day, at the last bid price reported as of 4 p.m. Eastern time. Over-the-counter securities are valued at the last bid price as of 4 p.m. Eastern time.

Short-term debt securities in all portfolios with remaining maturities of 60 days or less are valued at amortized cost. All other assets (not including those of the Money Market Portfolio), including restricted debt securities and other investments for which market quotations are not readily available, are valued at their fair value as determined in good faith by ONE Fund's Board of Directors. ONE Fund relies on Rule 2a-7 under the Investment Company Act of 1940 to value the assets of the Money Market Portfolio on the basis of amortized cost with a view toward stabilizing the net asset value at $l per share and allowing dividend payments to reflect net interest income as earned. Accordingly, the short-term debt assets of the Money Market Portfolio are valued at their cost on the date of acquisition with a daily adjustment being made to accrued income to reflect amortization of premium or accretion of discount to the maturity date.

In relying on Rule 2a-7 with respect to short-term debt securities in its Money Market Portfolio, ONE Fund has agreed to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to not purchase any such debt security having a maturity of more than 397 days. The dollar- weighted average maturity of short-term debt securities is determined by dividing the sum of the dollar value of each such security times the remaining days to maturity of such security by the sum of the dollar value of all short-term debt securities. Should the disposition of a short-term debt security result in a dollar-weighted average maturity of more than the number of days allowed under the exemptive order or Rule 2a-7, as the case may be, the Money Market Portfolio will invest any available cash so as to reduce such average maturity to the required number of days or less as soon as reasonably practicable. ONE Fund normally holds short-term debt securities to maturity and realizes par therefor unless an earlier sale is required to meet redemption requirements.

In addition, the Money Market Portfolio is required to limit its short-term debt investments, including repurchase agreements, to those United States dollar denominated instruments which the Board of Directors determines present minimal credit risks and which are in the top two rating categories of any nationally recognized statistical rating organizations or, in the case of any instrument that is not rated, of comparable quality as determined by the Board of Directors. Although the use of amortized cost provides certainty in valuation, it may result in periods during which value so determined is higher or lower than the price the portfolio would receive if it liquidated its securities.

ONE Fund's Board of Directors is obligated, as a particular responsibility within the overall duty of care owed to the Money Market Portfolio shareholders, to establish procedures reasonably designed, taking into account current market conditions and the investment objective of such portfolio, to stabilize the portfolio's net asset value per share as computed for the purpose of distribution, redemption and repurchase, at $l per share. The procedures adopted by the Board of Directors include periodically reviewing, as it deems appropriate and at such intervals as are reasonable in light of current market conditions, the extent of deviation, if any, between the net asset value per share based on available market quotations and such value based on the portfolio's $l amortized cost price.

If such deviation exceeds 1/2 of 1 percent, or if there is any other deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, it should initiate. Such action may include redemption in kind; selling portfolio instruments prior to maturity to realize capital gains or losses, or to shorten the average portfolio maturity; withholding dividends; splitting, combining or otherwise recapitalizing outstanding shares; or using available market quotations to determine net asset value per share. The Money Market Portfolio may reduce the number of its outstanding shares by requiring shareholders to contribute to capital proportionately the number of full and fractional shares as is necessary to maintain the net asset value per share of $l.


REDUCING THE SALES CHARGE

The prospectus describes a variety of ways you may qualify for scheduled reductions in sales load for large purchases. In general, these special purchase methods permit you to treat your purchase as if it were part of a larger purchase. Certain ways to reduce sales load are available to you individually, and other ways in combination with other investors. First, you may make a single purchase (of shares of one or more ONE Fund portfolios) in an aggregate amount that qualifies for a reduced sales charge (at least $25,000). Second, you may add the amount of your existing ONE Fund holdings to the amount being purchased (with the sum equaling your "accumulated holdings"), and pay only the percentage sales charge that would apply to your purchase if it were part of a purchase the size of your accumulated holdings. Third, you may add to your accumulated holdings the amount of the annual or single premium of any Ohio National annuity or insurance policy you purchase concurrently with the ONE Fund shares (i.e., ONE Fund shares are purchased in the time between application for, and 5 days after delivery of, an Ohio National annuity or insurance policy) and pay only the sales charge that would apply to your purchase if it were part of a purchase the size of your accumulated holdings plus the amount of your concurrent purchase. Fourth, you may add to your accumulated holdings (and your concurrent purchases, if any) an amount of ONE Fund shares you state (in a letter of intent) that you intend to purchase within a 13-month period and pay only the sales charge that would apply to that total. To the extent that your sales charge reduction depends on purchases pursuant to a letter of intent, a number of the shares you purchase will be escrowed to pay the sales charge that would apply if some or all of the future purchases under the letter of intent are not made.

In addition, you may be able to aggregate the holdings or purchases of other persons with the amounts determined in the methods described in the prior paragraph. First, you are entitled to aggregate your accumulated holdings with purchases and holdings of ONE Fund shares by your spouse, children and grandchildren. Second, if you are a member of a "qualified group" (as described in "Group Purchases" in the prospectus), you may aggregate your holdings and purchases with those of the entire qualified group. However, you may not aggregate purchases of your family members with those of a qualified group, to which such family members do not belong, for purposes of qualifying for a reduced sales charge. In addition, you may not aggregate the holdings or purchases of more than one qualified group with your own holdings or purchases.


                                   TAX STATUS


ONE Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Under such provisions, ONE Fund is not subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each portfolio is treated as a separate entity for federal income tax purposes, including determining whether it qualifies as a regulated investment company and determining its net ordinary income (or loss) and net realized capital gains (or losses). To qualify for treatment as a regulated investment company, each portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. Shareholders should consult their own tax advisers with regard to the tax status of ONE Fund distributions.


                                  UNDERWRITERS


Ohio National Equities, Inc., a wholly-owned subsidiary of ONLI, has served as principal underwriter for ONE Fund shares since March 26, 1997. ONE Fund shares are offered by the registered representatives of another wholly-owned subsidiary of ONLI, The O.N. Equity Sales Company, and other broker-dealers with whom the principal underwriter enters into distribution agreements. ONE Fund shares are offered on a best-efforts basis. The offering is continuous.


                                     EXPERTS

The financial statements of ONE Fund as of June 30, 1998 and for the periods indicated herein included in this Statement of Additional Information and the Financial Highlights included in the prospectus dated November 1, 1998 have been included herein and in the prospectus in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, appearing in this Statement of Additional Information, and upon the authority of said firm as experts in accounting and auditing. KPMG Peat Marwick LLP's business address is 201 East Fifth Street, Cincinnati, Ohio 45202.


                                  LEGAL COUNSEL

Messrs. Jones & Blouch L.L.P., Washington, D.C., have passed on matters pertaining to the federal securities laws and Ronald L. Benedict, Esq., Secretary of ONE Fund and Corporate Vice President, Counsel and Secretary of ONLI, has passed on all other legal matters relating to the legality of the shares described in the prospectus and this Statement of Additional Information.


                             THE YEAR 2000 ISSUE

ONE Fund and the Adviser have considered the impact on the Fund of "Year 2,000" issues. They have developed a remedial plan for their computer systems and applications. Conversion activities are presently in process and the conversion testing and implementation are expected to be completed by December 31, 1998. While ONE Fund and the Adviser have been assured by suppliers of financial services (including the custodians, the transfer agent and the accounting agent) that their systems either are already compliant or will be so by December 31, 1998, ONE Fund's internal auditors intend to independently test those systems to verify their compliance. The failure of ONE Fund, the Adviser or one of their service suppliers to achieve timely and complete compliance could materially impair the ability to conduct their business, including the ability to accurately and timely value portfolio securities.

                                    APPENDIX

DEBT SECURITY RATINGS

The Securities and Exchange Commission has designated six nationally recognized statistical rating organizations: Duff and Phelps, Inc. ("D & P"), Fitch Investors Service, Inc. ("Fitch"), Moody's Investors Service, Inc. (Moody's"), Standard & Poor's Corp. ("S & P"), and, with respect to bank-supported debt and debt issued by banks, broker-dealers and their affiliates, IBCA Inc. and its British affiliate, IBCA Limited ("IBCA") and Thompson Bankwatch, Inc. ("TBW"). ONIMCO may use the ratings of all six such rating organizations as factors to consider in determining the quality of debt securities, although it will generally only follow D&P, Fitch, Moody's and S&P. IBCA and TBW will only be consulted if fewer than two of the other four rating organizations have given their top rating to a security. Only the ratings of Moody's and S & P will be considered in determining the eligibility of bonds for acquisition by the ONE Fund.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

COMMERCIAL PAPER:

Moody's short-term debt ratings are opinions of the ability of issuers to punctually repay senior debt obligations having an original maturity not exceeding one year.

P-1 The Prime-1 (P-1) rating is the highest commercial paper rating assigned by Moody's. Issuers (or supporting institutions) rated P-1 have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above for P-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

BONDS:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

      While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated as Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba by Moody's are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B by Moody's generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other term of the contract over any long period of time may be small.

STANDARD & POOR'S CORP. ("S & P")

COMMERCIAL PAPER:

An S & P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than one year.

A-1 This is S & P's highest category and it indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are designated A-1+.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated as A-1.

Bonds:

AAA Bonds rated AAA by S&P are the highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Market prices move with interest rates, and hence provide maximum safety on all counts.

AA Bonds rated AA by S&P also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

A Bonds rated A by S&P are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent, also economic conditions.

BBB The BBB or medium grade category is the borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This is the lowest group which qualifies for commercial bank investments.

BB Debt rated BB by S&P has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B Debt rated B by S&P has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

DUFF & PHELPS, INC. ("D & P")

COMMERCIAL PAPER:

D & P's short-term ratings have incorporated gradations of "1+" and "1-" in recognition of quality differences within the first tier.

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH INVESTORS SERVICE, INC. ("FITCH")

COMMERCIAL PAPER

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. Fitch's short-term ratings emphasize the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

ONE FUND, INC.
MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS                                             JUNE 30,1998

   FACE                                            MARKET
   AMOUNT                SHORT-TERM NOTES           VALUE
-----------------------------------------------------------------
                    AUTOMOTIVE AND
                    RELATED (6.1%)
     $726,000       American Honda
                      5.520% 07-20-98           $   723,885
      274,000       Ford Motor Credit Corp.
                      5.490% 08-05-98               272,538
                                                -----------
                                                    996,423
                                                -----------
                    CHEMICALS (3.5%)
      577,000       Great Lakes Chemicals
                      5.520% 07-21-98               575,231
                                                -----------

                    CONSUMER PRODUCTS (15.5%)
      473,000       American Home Products
                      5.490% 07-30-98               470,908
      428,000       Eastman Kodak
                      5.500% 07-07-98               427,608
      412,000       Fortune Brands (b)
                      6.150% 07-01-98               412,000
      687,000       Kellogg Co.
                      5.500% 07-24-98               684,586
      548,000       PHH Corp.
                      5.850% 07-08-98               547,377
                                                -----------
                                                  2,542,479
                                                -----------
                    ELECTRICAL EQUIPMENT (3.2%)
      528,000       Avnet Inc.
                      5.580% 07-23-98               526,200
                                                -----------

                    FINANCE (23.5%)
      548,000       American Express
                      5.510% 07-02-98               547,916
      596,000       Block Financial Corp.
                      5.520% 08-07-98               592,619
      511,000       Caterpillar Financial
                      5.490% 08-08-98               508,195
      268,000       G.E. Capital
                      5.490% 08-05-98               266,569
      627,000       Household Finance Corp.
                      5.520% 08-10-98               623,154
      800,000       Houston Industries (b)
                      5.730% 07-15-98               798,217
      508,000       USAA Capital Corp.
                      5.470% 08-12-98               504,758
                                                -----------
                                                  3,841,428
                                                -----------
                    HOUSING, FURNITURE &
                    RELATED (6.8%)
      399,000       Sherman Williams
                      5.510% 07-06-98               398,695
      712,000       Stanley Works
                      5.480% 07-16-98               710,374
                                                -----------
                                                  1,109,069
                                                -----------

    FACE                                           MARKET
   AMOUNT                SHORT-TERM NOTES          VALUE
---------------------------------------------------------------
                    INDUSTRIAL (7.6%)
     $750,000       BAT Capital
                      5.620% 07-14-98           $   748,478
      500,000       Flour Corp.
                      5.580% 08-11-98               496,822
                                                -----------
                                                  1,245,300
                                                -----------
                    INSURANCE (6.2%)
      510,000       Allstate Corp.
                      5.530% 08-04-98               507,336

      507,000       Reliastar Mortgage
                      5.600% 07-13-98               506,054
                                                -----------
                                                  1,013,390
                                                -----------
                    MACHINERY AND
                    EQUIPMENT (4.7%)
        769,000     John Deere Capital
                      5.510% 08-18-98               763,350
                                                -----------

                    MEDIA AND
                    PUBLISHING (3.2%)
        525,000     Tribune Co. (b)
                      5.500% 07-08-98               524,358
                                                -----------

                    OIL, ENERGY, AND
                    NATURAL GAS (6.6%)
        416,000     Atlantic Richfield (b)
                      5.530% 08-17-98               412,997
        670,000     Texaco Inc.
                      5.500% 08-25-98               664,370
                                                -----------
                                                  1,077,367
                                                -----------
                    RETAIL (10.4%)
        516,000     J.C. Penny (b)
                      5.500% 08-03-98               513,399
        604,000     Sears Roebuck
                      5.480% 07-22-98               602,069
        583,000     Winn-Dixie
                      5.500% 07-28-98               580,595
                                                -----------
                                                  1,696,063
                                                -----------
                    UTILITIES (3.7%)
        610,000     Carolina Power & Light
                      5.520% 07-06-98               609,532
                                                -----------

                    TOTAL HOLDINGS
                      (COST $16,520,190(a)      $16,520,190
                                                ===========


(a)  Also represents cost for Federal income tax purposes.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,660,971 or 16.2% of net assets.


   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES             JUNE 30 1998

Assets:
   Investments in securities at amortized cost
     and market value (note 1) ...............   $16,520,190
   Cash in bank ..............................           294
   Receivable for fund shares sold ...........        57,908
   Other .....................................         2,789
                                                 -----------
     Total assets ............................    16,581,181
                                                 -----------

Liabilities:
   Payable for fund shares redeemed ..........       174,238
   Payable for investment management
     services (note 3) .......................         2,000
   Accrued 12b-1 fees (note 6) ...............         5,825
   Other accrued expenses ....................        14,443
   Dividends payable .........................        23,708
                                                 -----------
     Total liabilities .......................       220,214
                                                 -----------
Net assets at market value ...................   $16,360,967
                                                 ===========

Net assets consist of:
   Par value, $.001 per share ................   $    16,361
   Paid-in capital in excess of par value ....    16,344,526
   Accumulated undistributed net realized
               loss on investments ...........            80
                                                 -----------
Net assets at market value ...................   $16,360,967
                                                 ===========

Shares outstanding ...........................    16,360,967

Net asset value per share ....................   $      1.00
                                                 ===========

Maximum offering price per share .............   $      1.00
                                                 ===========

STATEMENT OF OPERATIONS

                        For Year Ended June 30, 1998

Investment income:
  Interest ...................................   $   856,986
                                                 -----------
Expenses:
  Management fees (note 3) ...................        45,452
  12b-1 fees (note 6) ........................        22,727
  Custodian fees (note 3) ....................         6,300
  Directors' fees (note 3) ...................         2,385
  Professional fees ..........................         9,814
  Transfer agent and accounting fees..........        49,700
  Filing fees ................................        11,925
  Printing, proxy and postage fees ...........         6,476
  Organizational expense (note 1) ............           455
  Other ......................................           160
                                                 -----------
    Total expenses ...........................       155,394
    Less expenses voluntarily reduced
      or reimbursed (note 3) .................       (22,726)
                                                 -----------

    Net expenses .............................       132,668
                                                 -----------

    Net investment income ....................       724,318
                                                 -----------

      Net increase in net
        assets from operations ...............   $   724,318
                                                 ===========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
MONEY MARKET PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   Year Ended      Year Ended
                                                                                 June 30, 1998   June 30, 1997
                                                                                 -------------   -------------
From operations:
   Net investment income .....................................................   $    724,318    $    800,904
                                                                                 ------------    ------------

       Net increase in assets from operations ................................        724,318         800,904
                                                                                 ------------    ------------

Dividends and distributions to shareholders:
   Dividends paid from net investment income .................................       (724,318)       (800,904)
                                                                                 ------------    ------------

From capital share transactions (note 4):
   Received from shares sold .................................................     21,996,755      17,151,447
   Received from dividends reinvested ........................................        455,744         545,914
   Paid for shares redeemed ..................................................    (20,456,024)    (19,142,752)
                                                                                 ------------    ------------
     Increase (decrease) in net assets derived from capital share transactions      1,996,475      (1,445,391)
                                                                                 ------------    ------------

       Increase (decrease) in net assets .....................................      1,996,475      (1,445,391)
                                                                                 ------------    ------------

Net Assets:
   Beginning of period .......................................................     14,364,492      15,809,883
                                                                                 ------------    ------------

   End of period .............................................................   $ 16,360,967    $ 14,364,492
                                                                                 ============    ============

FINANCIAL HIGHLIGHTS

                                                                                   Years Ended June 30,
                                                              1998           1997           1996           1995           1994
                                                           ----------     ----------     ----------     ----------     ----------
Per share data:
Net asset value, beginning of period ...................   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
Income from investment operations:
   Net investment income ...............................         0.05           0.05           0.05           0.05           0.03.
Less distributions:
   Dividends from net investment income ................        (0.05)         (0.05)         (0.05)         (0.05)         (0.03)
                                                           ----------     ----------     ----------     ----------     ----------

Net asset value, end of period .........................   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                           ==========     ==========     ==========     ==========     ==========

Total return ...........................................         4.87%          4.77%          5.18%          5.06%          3.06%

Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (a):
   Expenses ............................................         0.88%          0.80%          0.57%          0.51%          0.44%
   Net investment income ...............................         4.81%          4.71%          5.14%          4.99%          2.97%
Ratios assuming no fees waived or reimbursed by advisor:
   Expenses ............................................         1.03%          1.04%          0.87%          0.81%          0.74%
   Net investment income ...............................         4.66%          4.47%          4.84%          4.69%          2.67%

Net assets at end of period (millions) .................   $     16.4     $     14.4     $     15.8     $     14.1     $     12.3

(a) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Money Market portfolio, but it may cease that waiver, in whole or in part, without prior notice. In addition, the advisor has reimbursed certain operating expenses.

   The accompanying notes are an integral part of these financial statements.

TAX-FREE INCOME PORTFOLIO
ONE FUND, INC.

 OBJECTIVE

To provide high current income exempt from federal income taxes. Preservation of capital is a secondary objective. Normally, at least 85% of the assets of this portfolio will be invested in investment grade municipal securities.

 PERFORMANCE AS OF JUNE 30, 1998

Average Annual Total Returns:
                            Without         With max.
                         sales charge     sales charge
One-year                     5.77%            2.60%
Three-Year                   6.71%            5.64%
Since inception (11/1/94)    8.32%            7.42%

The maximum sales charge is 3%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

Over the past year, tax-exempt funds have not performed as well as government or corporate bonds of equal maturity. The performance of the ONE Fund Tax-Free Income Portfolio lagged that of its benchmark, the Lehman Tax-Free Intermediate Bond Index, with a return of 5.77 percent for the portfolio versus 7.42 percent for the index. The main reason for the underperformance was credit deterioration in an industrial revenue bond that has since been sold.

   Our expectation is for reasonable stability in the overall level of interest rates for the near term. The portfolio as currently structured should outperform the index under such circumstances.

CHANGE IN VALUE OF $10,000 INVESTMENT

Tax-Free Income Portfolio (with max.
sales charge) (Commenced operations
        November 1, 1994)

  Data               Value
  ----               -----
12/12/94           $ 9,860.10
12/31/95           $11,480.30
12/31/96           $11,930.00
12/31/97           $12,950.30
06/30/98           $13,003.40

Lehman Bros. Municipal Bond Index-
     Intermediate

  Data               Value
  ----               -----
12/31/94           $10,026.00
12/31/95           $11,834.40
12/31/96           $12,313.80
12/31/97           $13,397.90
06/31/98           $13,397.90

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1998

                                                  % of Portfolio

1.  Washington St Pub Pwr Sub Sys Nuclear
    5.70% 7/1/2012                                       4.45
2.  Chicago Illinois Midway Airport 5.5% 1/1/2029        4.32
3.  North Carolina Med Care Commn Healthcare
    5.25% 5/1/2026                                       4.19
4.  New York St Medical Care Facs 6.75% 8/15/2014        4.04
5.  Metropolitan Atlanta Rapid Trans Authority
    6.80% 7/1/2014                                       4.01
6.  Pennsylvania Intergvt Coop Auth Spl Tax
    6.75% 6/15/2021                                      4.00
7.  Nevada State G.O. 6.60% 12/1/2013                    3.92
8.  Matagorda Cnty Texas Nav Dist No 1 6.70%
    3/1/2027                                             3.80
9.  Clark Cnty Nevada School Dist 7.00% 6/1/2009         3.80
10. Richland Cnty South Carolina Poll Ctl 5.90%
    11/1/2020                                            3.80

TOP 5 CATEGORIES AS OF JUNE 30, 1998

                                                  % of Portfolio

Power Revenue                                            18.2
Insured Bonds                                            15.9
Hospital Revenue                                         14.8
Pollution Control/Industrial Revenue                     11.1
General Obligation Bonds                                 11.0

ONE FUND, INC.
TAX-FREE INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS                                             JUNE 30,1998

    FACE                                               MARKET
   AMOUNT                 MUNICIPAL BONDS              VALUE
-----------------------------------------------------------------
                    AIRPORT REVENUE (7.8%)
     $300,000       Chicago Illinois Midway Airport
                      5.500% 01-01-29               $    309,540
      250,000       Chicago Illinois O'Hare Airport
                      5.000% 01-01-13                    248,345
                                                    ------------
                                                         557,885
                                                    ------------
                    CONVENTION COMPLEX &
                    HOSPITALITY FACILITIES (3.0%)
      200,000       Metropolitan Pier
                      6.250% 07-01-17                    217,700
                                                    ------------
                    GENERAL OBLIGATION BONDS (11.0%)

      100,000       Clairborne County Mississippi
                      7.300% 05-01-25                    105,620
      150,000       Commonwealth of Puerto Rico
                      5.500% 07-01-17                    154,596
      250,000       State of Nevada
                      6.600% 12-01-13                    281,303
      250,000       State of Washington
                      5.000% 05-01-17                    248,325
                                                    ------------
                                                         789,844
                                                    ------------
                    HOSPITAL REVENUE (14.8%)
      250,000       Hawaii Department of Budget
                      6.000% 07-01-20                    269,388
      250,000       Massachusetts State Hospital
                      6.200% 10-01-16                    271,060
      300,000       North Carolina Medical Care Comm.
                      5.250% 10-01-26                    300,714
      200,000       Wisconsin Health and Education
                      6.125% 11-15-15                    217,992
                                                    ------------
                                                       1,059,154
                                                    ------------
                    HOUSING REVENUE (2.2%)
      150,000       Alaska Housing
                      5.875% 12-01-24                    156,890
                                                    ------------

                    INSURED BONDS (15.9%)
      250,000       Atlanta RTA
                      6.800% 07-01-14
                      (Insured MBIA)                     287,795
      250,000       Matagorde Texas
                      6.700% 07-01-14
                      (Insured AMBAC)                    272,726
      250,000       New York State Med Care
                      6.750% 08-15-14
                      (Insured AMBAC)                    289,605
      250,000       Pennsylvania Intergovernment
                    Corp.
                      6.750% 06-15-21
                      (Insured FGIC)                     287,060
                                                    ------------
                                                       1,137,186
                                                    ------------
                    POLLUTION CONTROL &
                    INDUSTRIAL REVENUE (11.1%)
      250,000       Lawrenceburg, Indiana
                      5.900% 11-01-19                    259,138
      250,000       Richland County, S. Carolina
                      6.550% 11-01-20                    272,122
      250,000       West Feliciana, Louisiana
                      8.000% 12-01-24                    266,243
                                                    ------------
                                                         797,503
                                                    ------------

       FACE                                              MARKET
      AMOUNT                MUNICIPAL BONDS               VALUE
-----------------------------------------------------------------
                    POWER REVENUE (18.2%)
     $250,000       Jacksonville Florida
                    Municipal Electric
                      5.500% 10-01-14              $      257,728
      250,000       North Carolina Eastern Power
                      6.000% 01-01-22                    0267,927

      250,000       Salt River Arizona Project
                      5.000% 01-01-13                    0250,853
      200,000       Southern California
                    Public Power
                      6.000% 07-01-18                     208,428
      300,000       Washington Power
                      5.700% 07-01-12                     318,873
                                                   --------------
                                                        1,303,809
                                                   --------------
                    SCHOOL REVENUE (3.8%)
      250,000       Clark County,
                    Nevada School District
                      7.000% 06-01-09                     272,602
                                                   --------------

                    WATER REVENUE (3.6%)
      250,000       Metropolitan Water
                    District of
                      S. California
                      5.500% 07-01-13                     259,230
                                                   --------------

                    TOTAL MUNICIPAL BONDS
                      (91.4%)(COST 551,770,314)    $    6,551,803
                                                   --------------

    FACE                                              MARKET
   AMOUNT                SHORT-TERM NOTES              VALUE
-----------------------------------------------------------------
                    AUTOMOTIVE & RELATED (4.6%)
     $199,000       Ford Motor Credit Corp.
                      5.630% 07-02-98              $      198,969
      129,000       General Motors
                    Acceptance Corp.
                      5.590% 07-06-98                     128,900
                                                   --------------
                                                          327,869
                                                   --------------
                    FINANCIAL SERVICES (1.5%)
      108,000       GE Capital Corp.
                      5.650% 07-01-98                     107,898
                                                   --------------

                    RETAIL (1.6%)
      116,000       Sears Roebuck Acceptance Corp.
                      5.450% 07-01-98                     116,000
                                                    -------------
                    TOTAL SHORT-TERM NOTES
                    (7.7%) (COST $551,767)          $     551,767
                                                    -------------

                    TOTAL HOLDINGS
                    (COST $6,322,081)(a)            $   7,103,570
                                                    =============



(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
TAX-FREE INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

                                              June 30, 1998
Assets:
   Investments in securities at market
     value (note 1) (Cost $6,322,081) .......   $ 7,103,570
   Cash in bank .............................           904
   Receivable for fund shares sold ..........           121
   Dividends and accrued interest receivable        107,820
   Deferred organizational expenses (note 1)            748
   Other ....................................         1,606
                                                -----------
     Total assets ...........................     7,214,769
                                                -----------

Liabilities:
   Payable for fund shares redeemed .........         6,000
   Payable for investment management
     services (note 3) ......................         2,648
   Accrued 12b-1 fees (note 6) ..............         4,312
   Other accrued expenses ...................         6,840
   Dividends payable ........................        25,187
                                                -----------
     Total liabilities ......................        44,987
                                                -----------

Net assets at market value ..................   $ 7,169,782
                                                ===========

Net assets consist of:

   Par value, $.001 per share ...............   $       638
   Paid-in capital in excess of par value ...     6,498,887
   Accumulated undistributed net realized
     loss on investments ....................      (111,345)
   Net unrealized appreciation on investments       781,489

   Undistributed net investment income ......           113
                                                -----------


Net assets at market value ..................   $ 7,169,782
                                                ===========

Shares outstanding ..........................       637,969


Net asset value per share ...................   $     11.24
                                                ===========

Maximum offering price per share
  ($11.24/97%) ..............................   $     11.59
                                                ===========

STATEMENT OF OPERATIONS

                               For Year Ended June 30, 1998

Investment income:
  Interest ......................................   $ 407,962
                                                    ---------
Expenses:
  Management fees (note 3) ......................      42,613
  12b-1 fees (note 6) ...........................      17,756
  Custodian fees (note 3) .......................       5,550
  Directors' fees (note 3) ......................       1,125

  Professional fees .............................       4,629

  Transfer agent and accounting fees ............      32,500
  Filing fees ...................................       6,268
  Printing, proxy and postage fees ..............       2,200
  Organizational expense (note 1) ...............         465
  Other .........................................         290
                                                    ---------
    Total expenses ..............................     113,396
    Less expenses voluntarily reduced
      or reimbursed (note 3) ....................     (10,653)
                                                    ---------

    Net expenses ................................     102,743
                                                    ---------

    Net investment income .......................     305,219
                                                    ---------
Realized and unrealized gain/loss on investments:
  Net realized loss from investments ............    (100,005)
  Net increase in unrealized
    appreciation on investments .................     186,945
                                                    ---------
  Net gain on investments .......................      86,940
                                                    ---------


  Net increase in net
    assets from operations ......................   $ 392,159
                                                    =========


   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
TAX-FREE INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year Ended        Year Ended
                                                                       June 30, 1998     June 30, 1997
                                                                      ---------------    ---------------
From operations:
   Net investment income ..........................................   $       305,219    $       320,171
   Realized loss on investments ...................................          (100,005)            (4,042)
   Unrealized gain on investments .................................           186,945            185,075
                                                                      ---------------    ---------------
       Net increase in assets from operations .....................           392,159            501,204
                                                                      ---------------    ---------------

Dividends and distributions to shareholders:
   Dividends paid from net investment income ......................          (305,219)          (320,058)
                                                                      ---------------    ---------------

From capital share transactions (note 4):
   Received from shares sold ......................................           457,036            436,076
   Received from dividends reinvested .............................            32,007            153,756
   Paid for shares redeemed .......................................          (232,821)          (227,986)
                                                                      ---------------    ---------------
     Increase in net assets derived from capital share transactions           256,222            361,846
                                                                      ---------------    ---------------

     Increase in net assets .......................................           343,162            542,992
                                                                      ---------------    ---------------

Net Assets:
   Beginning of period ............................................         6,826,620          6,283,628
                                                                      ---------------    ---------------

   End of period ..................................................   $     7,169,782    $     6,826,620
                                                                      ===============    ===============

   Includes undistributed net investment income of ................   $           113    $           113
                                                                      ===============    ===============

FINANCIAL HIGHLIGHTS

                                                                                                                 11-1-94
                                                                           Year End June 30,                         to
                                                               1998              1997             1996           6-30-95
                                                           ------------     ------------     ------------     ------------
Per share data:
Net asset value, beginning of period ...................   $      11.09     $      10.79     $      10.66     $      10.00
Income from investment operations:
   Net investment income ...............................           0.49             0.53             0.56             0.35
   Net realized and unrealized gain on investments .....           0.15             0.30             0.13             0.66
                                                           ------------     ------------     ------------     ------------
     Total income from investment operations ...........           0.64             0.83             0.69             1.01
                                                           ------------     ------------     ------------     ------------
Less distributions:
   Dividends from net investment income ................          (0.49)           (0.53)           (0.56)           (0.35)
                                                           ------------     ------------     ------------     ------------

Net asset value, end of period .........................   $      11.24     $      11.09     $      10.79     $      10.66
                                                           ============     ============     ============     ============

Total return ...........................................           5.77%            7.82%            6.59%           10.26%

Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
   Expenses ............................................           1.45%            1.24%            0.94%            0.91%
   Net investment income ...............................           4.30%            4.81%            5.20%            5.04%
Ratios assuming no fees waived or reimbursed by advisor:
   Expenses ............................................           1.60%            1.45%            1.24%            1.21%
   Net investment income ...............................           4.15%            4.60%            4.90%            4.74%

Portfolio turnover rate ................................              4%               6%               8%               0%
Net assets at end of period (millions) .................   $        7.2     $        6.8     $        6.3     $        5.7

(a)  Annualized
(b)  Calculated on an aggregate basis (not annualized).
(c) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Tax-Free Income portfolio, but it may cease that waiver, in whole or in part, without prior notice. In addition, the advisor has reimbursed certain operating expenses.

   The accompanying notes are an integral part of these financial statements.

INCOME PORTFOLIO
ONE FUND, INC.

 OBJECTIVE

To provide high current income. Preservation of capital is a secondary objective. Normally, at least 85% of the assets of this portfolio will be invested in investment-grade fixed-income securities and the equivalent. The remainder may be invested in below investment-grade corporate bonds.

 PERFORMANCE AS OF JUNE 30, 1998

Average Annual Total Returns:

                            Without         With max.
                         sales charge     sales charge
One-year                     8.56%            5.31%
Three-year                   7.12%            6.04%
Five-year                    5.70%            5.06%
Since inception (8/18/92)    6.49%            5.93%

The maximum sales charge is 3%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

The ONE Fund Income Portfolio returned 8.56 percent over the past year, slightly better than the Lehman Government/Corporate Intermediate Bond Index. The portfolio has a slightly longer maturity structure than the index and has benefited from a general decline in interest rates during the period.

   We expect reasonable stability in interest rates over the next several months. If that expectation should prove correct, our portfolio maturity structure should allow the portfolio to perform slightly better than the index.

CHANGE IN VALUE OF $10,000 INVESTMENT

Income Portfolio (with max. sales charge)
(Commenced operations August 18, 1922)

  Data               Value
  ----               -----

12/31/92           $ 9,757.20
12/31/93           $11,050.70
12/31/94           $10,449.30
12/31/95           $12,201.70
12/31/96           $12,771.30
12/31/97           $13,809.60
06/30/98           $14,281.90

Lehman Bros. Govt./Corporate Bond
Index-intermediate

  Date               Value
  ----               -----

12/31/92           $10,100.00
12/31/93           $10,980.60
12/31/94           $10,766.60
12/31/95           $12,413.90
12/31/96           $12,916.80
12/31/97           $13,933.10
06/30/98


Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

TOP 10 HOLDINGS AS OF JUNE 30, 1998

                                                  % of Portfolio

1.  U.S. Treasury Note  6.375%  8/15/02                14.88
2.  Texas Utilities Electric Co.  7.48%  1/1/17         4.68
3.  Mississippi Chemical Corp  7.25%  11/15/07          4.56
4.  Watson Pharmaceuticals Inc  7.125%  5/15/08         4.35
5.  Mirage Resorts Inc  6.75%  2/1/08                   4.29
6.  ITT Destinations Inc  6.75%  11/15/05               4.16
7.  El Paso Electric Co  8.90%  2/1/06                  4.04
8.  Tenneco Inc  8.075%  8/1/03                         3.86
9.  ITT Rayonier Inc  7.50%  10/15/02                   3.81
10. IBM Corp  7.25%  11/1/02                            3.79

TOP 5 INDUSTRIES AS OF JUNE 30, 1998
                                                  % of Portfolio

Utilities                                               19.9
Government                                              14.9
Hotel/Lodging                                           11.3
Oil, Energy & Natural Gas                                8.4
Transportation and Equipment                             6.6

ONE FUND, INC.
INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998

    FACE                                           MARKET
   AMOUNT     LONG-TERM BONDS & NOTES               VALUE
------------------------------------------------------------
             GOVERNMENT (14.9%)
 $1,000,000  U.S. Treasury Note
                6.375% 08-15-02                  $1,030,626
                                                 ----------

             CHEMICALS (4.6%)
    300,000  Mississippi Chemical Corp.
                7.250%  11-15-07                    315,986
                                                 ----------

             COMMUNICATIONS (1.6%)
    100,000  Comcast Cable Communications
                8.375%  05-01-07                    112,494
                                                 ----------

             COMPUTER AND RELATED (3.8%)
    250,000  International Business Machines
                7.250%  11-01-02                    262,481
                                                 ----------

             CONSUMER GOODS (3.6%)
    250,000  RJR Nabisco, Inc.
                7.625% 09-15-03                     248,713
                                                 ----------

             DRUGS (4.3%)
    300,000  Watson Pharmaceuticals, Inc.
                7.125% 05-15-08                     301,327
                                                 ----------

             FORESTRY AND PAPER PRODUCTS (3.8%)
    250,000  ITT Rayonier, Inc.
                7.500% 10-15-02                     263,762
                                                 ----------

             HOTEL/LODGING (11.3%)
    200,000  Hilton Hotels Corp.
                7.200%  12-15-09                    197,502
    300,000  ITT Destinations, Inc.
                6.750%  11-15-05                    287,920
    300,000  Mirage Resorts Inc.
                6.750% 02-01-08                     296,922
                                                 ----------
                                                    782,344
                                                 ----------
             MEDICAL AND RELATED (3.8%)
    250,000  Bergen Brunswig Corp.
                7.375% 01-15-03                     262,133
                                                 ----------

             OIL, ENERGY AND NATURAL GAS (8.4%)
    200,000  PDV America, Inc.
                7.875% 08-01-03                     209,075
    100,000  Seagull Energy
                7.875% 08-01-03                     101,990
    250,000  Tenneco Inc.
                8.075%  10-01-02                    267,537
                                                 ----------
                                                    578,602
                                                 ----------
             REAL ESTATE (3.0%)
    200,000  Avalon Properties Inc.
                7.375% 09-15-02                     208,044
                                                 ----------


   FACE                                              MARKET
  AMOUNT   LONG-TERM BONDS & NOTES                   VALUE
------------------------------------------------------------
           TEXTILES AND RELATED (3.6%)
 $250,000  Fruit of the Loom Corp.
              7.875%  10-15-99                     $252,031
                                                  ----------

           TRANSPORTATION & EQUIPMENT (6.6%)
  250,000  Illinois Central Gulf Railroad
              6.750%  05-15-03                      256,534
  200,000  ABC Rail Product Corp.
              8.750%  12-01-04                      199,000
                                                 ----------
                                                    455,534
                                                 ----------
           UTILITIES (14.3%)
  250,000  El Paso Electric Co.
              8.900%  02-01-06                      280,000
  200,000  Niagra Mohawk Power Corp.
              7.750%  10-01-08                      206,250
  178,501  Puget Power
              6.450%  04-11-05                      179,867
  300,000  Texas Utilities Electric
              7.480% 01-01-17                       323,881
                                                 ----------
                                                    989,998
                                                 ----------
           TOTAL LONG-TERM BONDS & NOTES
              (87.6%) (Cost  $5,853,606)         $6,064,075
                                                 ----------

                                                     MARKET
  SHARES     PREFERRED STOCK                         VALUE
------------------------------------------------------------
           UTILITIES (5.6%)
    8,000  GTE Delaware, 8.750                     $209,500
    7,000  Connecticut Light, Power & Capital
              9.300% Series A                       179,375
                                                 ----------
                                                    388,875
                                                 ----------
           TOTAL PREFERRED STOCK
              (5.6%) (COST  $3751,000)             $388,875
                                                 ----------

   FACE                                             MARKET
  AMOUNT    SHORT-TERM NOTES                         VALUE
------------------------------------------------------------
           AUTOMOTIVE AND RELATED (3.3%)
 $231,000  Ford Motor Acceptance Corp.
              5.630% 07-02-98                      $230,964
                                                 ----------
           Retail (2.5%)
  170,000  Sears Roebuck Acceptance Corp.
              5.900% 07-01-98                       170,000
                                                 ----------
           TOTAL SHORT-TERM NOTES
             (5.8%) (COST $400,964)                $400,964
                                                 ----------
           TOTAL HOLDINGS
              (COST $6,629,570)(a)               $6,853,914
                                                 ==========

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                                                               June 30,1998
Assets:
  Investments in securities at market
    value (note 1) (Cost $6,629,570) ........................................   $ 6,853,914
  Cash in bank ..............................................................           759
  Receivable for fund shares sold ...........................................        12,021
  Dividends and accrued interest receivable .................................       113,953
  Other .....................................................................         1,583
                                                                                -----------
    Total assets ............................................................     6,982,230
                                                                                -----------

Liabilities:
  Payable for investment management
    services (note 3) .......................................................         1,972
  Accrued 12b-1 fees (note 6) ...............................................         4,045
  Other accrued expenses ....................................................        16,952
  Dividends payable .........................................................        34,876
                                                                                -----------
    Total liabilities .......................................................        57,845
                                                                                -----------
Net assets at market value ..................................................   $ 6,924,385
                                                                                ===========
Net assets consist of:
  Par value, $.001 per share ................................................   $       692
  Paid-in capital in excess of par value ....................................     6,754,823
  Accumulated undistributed net realized
    loss on investments .....................................................       (55,474)
  Net unrealized appreciation on investments ................................       224,344
                                                                                -----------

Net assets at market value ..................................................   $ 6,924,385
                                                                                ===========

Shares outstanding ..........................................................       692,940

Net asset value per share ...................................................   $      9.99
                                                                                ===========

Maximum offering price per share ($9.99/97%) ................................   $     10.30
                                                                                ===========

STATEMENT OF OPERATIONS
                                                               For Year Ended June 30, 1998

Investment income:
  Interest ..................................................................   $   495,090
                                                                                -----------

Expenses:
  Management fees (note 3) ..................................................        33,928
  12b-1 fees (note 6) .......................................................        16,964
  Custodian fees (note 3) ...................................................         5,500
  Directors' fees (note 3) ..................................................         1,095
  Professional fees .........................................................         4,505
  Transfer agent and accounting fees ........................................        33,700
  Filing fees ...............................................................         6,062
  Printing, proxy and postage fees ..........................................         2,080
  Organizational expense (note 1) ...........................................           455
  Other .....................................................................           299
                                                                                -----------

    Total expenses ..........................................................       104,588
    Less expenses voluntarily reduced
      or reimbursed (note 3) ................................................       (10,178)
                                                                                -----------

    Net expenses ............................................................        94,410
                                                                                -----------

    Net investment income ...................................................       400,680
                                                                                -----------

Realized and unrealized gain on investments:
  Net realized gain from investments ........................................        48,077
  Net increase in unrealized
    appreciation on investments .............................................       117,144
                                                                                -----------

      Net gain on investments ...............................................       165,221
                                                                                -----------

      Net increase in net
        assets from operati .................................................   $   565,901
                                                                                ===========


   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
                                                                               Year Ended     Year Ended
                                                                              June 30, 1998  June 30, 1997
                                                                              -------------  -------------
From operations:
 Net investment income ....................................................   $   400,680    $   420,873
 Realized gain on investments .............................................        48,077          7,352
 Unrealized gain on investments ...........................................       117,144         98,941
                                                                              -------------  -------------
    Net increase in assets from operations ................................       565,901        527,166
                                                                              -------------  -------------

Dividends and distributions to shareholders:
 Dividends paid from net investment income ................................      (400,680)      (420,873)
                                                                              -------------  -------------

From capital share transactions (note 4):
 Received from shares sold ................................................       759,219        201,790
 Received from dividends reinvested .......................................        79,395        224,885
 Paid for shares redeemed .................................................      (702,729)      (892,262)
                                                                              -------------  -------------
  Increase (decrease) in net assets derived from capital share transactions       135,885       (465,587)
                                                                              -------------  -------------

     Increase (decrease) in net assets ....................................       301,106       (359,294)
                                                                              -------------  -------------

Net Assets:
 Beginning of period ......................................................     6,623,279      6,982,573
                                                                              -------------  -------------

 End of period ............................................................   $ 6,924,385    $ 6,623,279
                                                                              =============  =============

FINANCIAL HIGHLIGHTS

                                                                                  Year Ended June 30,
                                                              1998           1997          1996         1995          1994
                                                           ---------     ---------     ---------     ---------     ---------
Per share data:
Net asset value, beginning of period ...................   $    9.75     $    9.59     $    9.78     $    9.39     $   10.43
Income (loss) from investment operations:
 Net investment income .................................        0.59          0.61          0.63          0.65          0.62
 Net realized and unrealized gain (loss) on investments         0.24          0.16         (0.19)         0.39         (0.98)
                                                           ---------     ---------     ---------     ---------     ---------
  Total income (loss) from investment operations .......        0.83          0.77          0.44          1.04         (0.36)
                                                           ---------     ---------     ---------     ---------     ---------
Less distributions:
 Dividends from net investment income ..................       (0.59)        (0.61)        (0.63)        (0.65)        (0.62)
 Distributions from net realized capital gains .........        0.00          0.00          0.00          0.00         (0.06)
                                                           ---------     ---------     ---------     ---------     ---------
  Total distributions ..................................       (0.59)        (0.61)        (0.63)        (0.65)        (0.68)
                                                           ---------     ---------     ---------     ---------     ---------
Net asset value, end of period .........................   $    9.99     $    9.75     $    9.59     $    9.78     $    9.39
                                                           =========     =========     =========     =========     =========

Total return ...........................................        8.56%         8.26%         4.61%        11.58%        (3.79%)

Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (a):
 Expenses ..............................................        1.39%         1.21%         0.97%         0.85%         1.02%
 Net investment income .................................        5.91%         6.29%         6.50%         6.80%         6.10%
Ratios assuming no fees waived or reimbursed by advisor:
 Expenses ..............................................        1.54%         1.51%         1.22%         1.10%         1.27%
 Net investment income .................................        5.76%         5.99%         6.25%         6.55%         5.85%

Portfolio turnover rate ................................          40%           10%            9%            4%            6%
Net assets at end of period (millions) .................   $     6.9     $     6.6     $     7.0     $     7.1     $     4.6

(a) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Income portfolio, but it may cease that waiver, in whole or in part, without prior notice. In addition, the advisor has reimbursed certain operating expenses.

   The accompanying notes are an integral part of these financial statements.

INCOME & GROWTH PORTFOLIO
ONE FUND, INC.

OBJECTIVE

To provide moderate income with the potential for increasing income over time. Growth of capital is also a primary objective. At least 90% of the assets of this portfolio will be invested in income-producing securities. Normally, at least 50% of the assets will be invested in dividend-paying stock.

PERFORMANCE AS OF JUNE 30, 1998

AVERAGE ANNUAL TOTAL RETURNS:

                            Without         With max.
                         sales charge     sales charge
One-year                    14.77%            9.04%
Three-year                  17.13%           15.15%
Five-year                   14.11%           12.95%
Since inception (8/18/92)   14.18%           13.18%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

COMMENTS

We continued to see an increasing yet volatile stock market led by blue chips and a select number of growth stocks during the twelve months ending June 30, 1998. The valuation spread between the largest companies and most others are near all-time highs. The breadth of the stock market continues to narrow. Interest rates moved lower with the largest part of the move occurring during the second half of 1997. The interest rate spread between Treasury securities and corporate bonds have widened during the second quarter of 1998 due to investor's concerns about Asia and other uncertainties.

   The Income and Growth Portfolio return was 14.8% for the period. The strongest performing sectors included Utilities, Consumer Staples, Healthcare and Financials. The weaker performing sectors included Capital Goods, Real Estate and certain issues in the Technology sector.

   As spreads continue to increase between Treasury securities and corporate bonds, we are looking to add to our holdings of high-quality corporate bonds. We expect the stock market volatility to continue through the remainder of the year as investors contend with Asian concerns, potential slowdowns in other parts of the world, Year 2000 issues and reduced corporate profits. On the other hand, several countries continue to experience steady economic growth, and many companies (small, medium and large) should continue to report very good earnings growth. Investments in these areas and companies should provide positive results for investors over time.

CHANGE IN VALUE OF $10,000 INVESTMENT

Income and Growth Portfolio (with max. sales charge)
(Commenced operations August 18, 1992)

  Data               Value
  ----               -----

12/31/92           $ 9,487.70
12/31/93           $11,146.40
12/31/94           $11,066.70
12/31/95           $13,796.00
12/31/96           $15,976.10
12/31/97           $19,635.90
06/30/98           $20,682.50


S&P 500 Index

  Data              Value
  ----              -----

12/31/92          $10,627.00
12/31/93          $11,688.40
12/31/94          $11,841.80
12/31/95          $16,273.90
12/31/96          $20,030.30
12/31/97          $26,690.10
06/30/98          $31,416.90

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

TOP 10 HOLDINGS AS OF JUNE 30, 1998

                                               % of Portfolio

1.  Camco International Inc                         3.88
2.  Texas Instruments Inc                           2.91
3.  Allied Signal                                   2.76
4.  Microsoft Corp                                  2.70
5.  CBS Corporation                                 2.37
6.  Williams Cos Inc                                2.21
7.  Regal Beloit Corp                               2.13
8.  PDV America, Inc  NT 7.875% 8/1/03              1.95
9.  Hewlett-Packard Co                              1.86
10. Intel Corp                                      1.85

TOP 5 INDUSTRIES AS OF JUNE 30, 1998

                                                % of Portfolio

Oil, Energy & Natural Gas                          17.2
Computer & Related                                 13.0
Real Estate                                         7.2
Industrial Services                                 6.1
Electrical Equipment                                5.9

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998

                                                   MARKET
   SHARES               COMMON STOCK               VALUE
----------------------------------------------------------
           AEROSPACE (2.8%)
  10,000   Allied Signal, Inc.                    $443,750
                                               -----------
           AUTOMOTIVE AND RELATED (3.3%)
   3,300   Chrysler Corp.                          186,038
   3,500   Cooper Tire & Rubber Co.                 72,188
   4,000   Magna International, Inc. CL A          274,500
                                               -----------
                                                   532,726
                                               -----------
           BANKING (3.0%)
   5,970   First State Bancorporation              144,026
     807   First Union Corp.                        47,034
   3,500   Flagstar Bancorp, Inc.                   85,312
   1,000   Star Banc Corp.                          63,875
   3,750   Susquehanna Bancshares Inc.             140,156
                                               -----------
                                                   480,403
                                               -----------
           BUSINESS SERVICES (2.4%)
   5,000   First Data Corp.                        166,563
   4,000   Manpower Inc.                           114,750
   6,000   Reynolds and Reynolds CL A              109,125
                                               -----------
                                                   390,438
                                               -----------
           CHEMICALS (4.4%)
   1,250   Hanson Trust PLC                         37,891
  13,000   Hawkins Chemical Inc.                   156,000
   5,000   Minerals Technologies, Inc.             254,375
   6,000   OM Group, Inc.                          247,500
                                               -----------
                                                   695,766
                                               -----------
           COMPUTER AND RELATED (11.4%)
   2,000  *3Com Corp.                               61,375
   3,000   Computer Associates International       166,688
   5,000   Hewlett Packard Co.                     299,375
   4,000   Intel Corp.                             296,500
  10,000   MacNeal-Schwendler Corp.                 98,125
   4,000  *Microsoft Corp.                         433,500
   8,000   Texas Instruments, Inc.                 466,500
                                               -----------
                                                 1,822,063
                                               -----------
           ELECTRICAL EQUIPMENT (5.0%)
  12,000   CBS Corporation                         381,000
   5,000   Hubbell Inc. CL B                       208,125
   3,000   Varian Associates, Inc.                 117,000
   1,000   Xerox Corp.                             101,625
                                               -----------
                                                   807,750
                                               -----------
           ENTERTAINMENT AND LEISURE (1.7%)
  10,000   Cedar Fair                              276,250
                                               -----------

           FINANCE (1.3%)
  18,500   Bando McGlocklin Capital Corp.          212,750
                                               -----------
           FOOD AND RELATED (2.2%)
   3,000   H.J. Heinz Co.                          168,375
   6,000   Panamerican Beverages Inc. Cl A         188,625
                                               -----------
                                                   357,000
                                               -----------
           FORESTRY AND PAPER PRODUCTS (0.7%)
   3,630   Sonoco Products Co.                     109,808
                                               -----------

           HOUSING, FURNITURE & RETLATED (1.8%)
   7,100   Haverty Furniture Co.                   157,088
   6,200   Shelby Williams Industries Inc.          93,000
                                               -----------
                                                   250,088
                                               -----------

                                                  MARKET
   SHARES             COMMON STOCK                VALUE
----------------------------------------------------------
           INDUSTRIAL SERVICES (6.1%)
   9,000   Clarcor Inc.                           $189,000
   7,000   Health & Retirement Property Trust      131,688
   5,000   Pall Corporation                        102,500
  12,000   Regal Beloit Corp.                      342,000
   5,000   York International, Corp.               217,813
                                               -----------
                                                   983,001
                                               -----------
           INSURANCE SERVICES (0.9%)
   4,000   Blanch EW Holdings Inc.                 147,000
                                               -----------

           MEDICAL AND RELATED (2.0%)
     500   Allegiance Corporation                   25,625
   2,500   Baxter International, Inc.              134,531
   2,150  *National Healthcare LP                   70,950
   1,500   United Healthcare Corp..                 95,250
                                               -----------
                                                   326,356
                                               -----------
           METALS AND MINING (0.6%)
   6,000   Worthington Industries, Inc.             90,375
                                               -----------

           OIL, ENERGY AND GAS (8.8%)
   8,000   Camco International, Inc.               623,000
   1,400   Kerr-McGee Corp.                         81,025
   5,000   Pacific Gulf Properties, Inc.           106,562
   6,000   WD-40 Co.                               162,750
   4,000   Westcoast Energy, Inc.                   89,250
  10,500   Williams Cos., Inc.                     354,375
                                               -----------
                                                 1,416,962
                                               -----------
           REAL ESTATE (6.8%)
   5,000   Bershire Realty Company, Inc.            58,437
   3,000   Camden Property Trust                    89,250
   8,000   Commercial Net Lease Realty             129,500
  10,000   Corporate Office Properties Trust        88,750
   4,000   First Industrial Realty Trust           127,250
   7,000   Great Lakes REIT Inc.                   122,062
   6,000   Healthcare Realty Trust, Inc.           163,500
   6,000   Liberty Property Trust                  153,375
   4,500   National Health Investors, Inc.         149,063
                                               -----------
                                                 1,081,187
                                               -----------
           TEXTILES AND RELATED (1.0%)
   4,500   Oxford Industries, Inc.                 157,219
                                               -----------

           TRANSPORTATION (2.6%)
   2,000   Burlington Northern Santa Fe            196,375
   3,000   CNF Transportation, Inc.                127,500
   4,500  *Wisconsin Central Trans. Corp.           98,435
                                               -----------
                                                   422,310
                                               -----------
           UTILITIES (0.3%)
   2,000   UGI Corp.                                49,750
                                               -----------

           TOTAL COMMON STOCK
           (68.9%) (COST $6,5,09,816)          $11,052,952
                                               -----------

                                                  MARKET
SHARES              PREFERRED STOCK               VALUE
----------------------------------------------------------
           AUTOMOTIVE AND RELATED (0.3%)
   2,000   Walbro Capital Trust Conv. 8.00%        $44,250
                                               -----------

                                               (continued)

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998

                                                  MARKET
   SHARES             PREFERRED STOCK              VALUE
----------------------------------------------------------
           BANKING (0.7%)
   4,000   National Australia Bank Ltd. Conv.     $114,750
                                               -----------

           BUSINESS SERVICES (0.6%)
   4,000   Flagstar Capital 8.50%                   99,750
                                               -----------
           OIL, ENERGY AND GAS (1.3%)
   3,000   Consumers Energy II 8.20% Conv.          75,750
   3,000   Howell Corp. $3.50 Series A Conv.       129,000
                                               -----------
                                                   204,750
                                               -----------
           REAL ESTATE (0.4%)
   2,400   Camden Property $2.25 Series A Conv.     63,600
                                               -----------

           TOTAL PREFERRED STOCK
              (3.3%) (COST $538,113)              $527,100
                                               -----------

  FACE                                             MARKET
 AMOUNT           LONG-TERM BONDS & NOTES          VALUE
----------------------------------------------------------
           COMMUNICATIONS (0.7%)
$100,000   Comcast Cable Communications
              8.375%  05-01-07                    $112,494
                                               -----------

           COMPUTER AND RELATED (1.6%)
 250,000   IBM Corp.
              7.250% 11-01-02                      262,481
                                               -----------

           FINANCE (2.6%)
 100,000   Citifed Bancorp, Inc.                   100,502
              8.250%  09-01-03
  50,000   ESI Tractebel Acq. Corp.
              7.990%  12-30-11                      50,875
 250,000   Geon Corp.
              7.500%  12-15-15                     261,588
                                               -----------
                                                   412,965
                                               -----------
           FOOD AND RELATED (0.5%)
  75,000   Marsh Supermarkets, Inc.
              8.875% 08-01-07                       77,063
                                               -----------

           FORESTRY AND PAPER PRODUCTS (1.6%)
 250,000   ITT Rayonier, Inc.
              7.500% 10-15-02                      263,762
                                               -----------

           HOUSING, FURNITURE AND RELATED (0.6%)
 100,000   Owens Corning
              7.500%  05-01-05                     102,080
                                               -----------

           RESTAURANTS (0.6%)
 100,000   Tricon Global Restaurants
              7.450% 05-15-05                      101,045
                                               -----------

           UTILITIES (0.7%)
 100,000   Niagara Mohawk Power Corp.
              7.750% 10-01-08                      103,125
                                               -----------

  FACE                                           MARKET
 AMOUNT          LONG-TERM BONDS & NOTES          VALUE
----------------------------------------------------------
           OIL, ENERGY AND NATURAL GAS (5.8%)
 300,000   PDV America, Inc.
              7.875%  08-01-03                     313,612
 100,000   R&B Falcon Corp.
              6.750%  04-15-05                     100,726
 250,000   Tenneco, Inc.
              8.075%  10-01-02                     267,536
 250,000   Union Texas Petroleum
              8.250%  11-15-99                     256,986
                                               -----------
                                                   938,860
                                               -----------
           TOTAL LONG-TERM BONDS & NOTES
              (14.7%) (Cost  $2,270,057)        $2,373,875
                                               -----------

  FACE                                           MARKET
 AMOUNT          CONVERTIBLE DEBENTURES           VALUE
----------------------------------------------------------
           ELECTRICAL EQUIPMENT (0.9%)
$150,000   Richey Electronics
              7.000%  03-01-06                    $137,625
                                               -----------

           OIL, ENERGY AND NATURAL GAS (1.3%)
 100,000   Offshore Logistics
              6.000%  12-15-06                     206,500
                                               -----------

           TOTAL CONVERTIBLE DEBENTURES
              (2.2%) (COST  $345,369)             $344,125
                                               -----------

  FACE                                           MARKET
 AMOUNT             SHORT-TERM NOTES              VALUE
----------------------------------------------------------
           AUTOMOTIVE AND RELATED (2.9%)
$197,000   Ford Motor Credit Corp.
              5.620%  07-06-98                    $196,846
 270,000   General Motors Acceptance Corp.
              5.580%  07-15-98                     269,414
                                               -----------
                                                   466,260
                                               -----------
           FINANCE (4.5%)
 257,000   GE Capital Corp.
              5.300%  07-01-98                     257,000
 462,000   Household Financial Corp.
              5.500%  07-02-98                     461,929
                                               -----------
                                                   718,929
                                               -----------
           INSURANCE (1.8%)
 301,000   Prudential Funding
              5.750%  07-06-98                     300,760
                                               -----------

           RETAIL (1.9%)
 302,000   Sears Roebuck
              5.560%  07-10-98                     301,580
                                               -----------

           TOTAL SHORT-TERM NOTES
              (11.1%) (COST $1,787,529)         $1,787,529
                                               -----------

           TOTAL HOLDINGS
              (COST $11,450,884)(a)            $16,085,581
                                               ===========

(a) Also represents cost for Federal income tax purposes.
 *  Non-income producing securities.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                                                            June 30, 1998

Assets:
 Investments in securities at market
  value (note 1) (Cost $11,450,884) ......................................   $ 16,085,581
 Cash in bank ............................................................            691
 Receivable for fund shares sold .........................................            262
 Dividends and accrued interest receivable ...............................         74,651
 Other ...................................................................          1,755
                                                                             ------------
  Total assets ...........................................................     16,162,940
                                                                             ------------

Liabilities:
 Payable for fund shares redeemed ........................................         38,316
 Payable for investment management
  services (note 3) ......................................................          4,579
 Accrued 12b-1 fees (note 6) .............................................          9,579
 Other accrued expenses ..................................................         17,151
 Dividends payable .......................................................         38,817
                                                                             ------------
  Total liabilities ......................................................        108,442
                                                                             ------------

Net assets at market value ...............................................   $ 16,054,498
                                                                             ============

Net assets consist of:
 Par value, $.001 per share ..............................................   $      1,012
 Paid-in capital in excess of par value ..................................     11,311,721
 Accumulated undistributed net realized
  gain on investments ....................................................        107,068
 Net unrealized appreciation on investments ..............................      4,634,697
                                                                             ------------

Net assets at market value ...............................................   $ 16,054,498
                                                                             ============

Shares outstanding .......................................................      1,012,631

Net asset value per share ................................................   $      15.85
                                                                             ============

Maximum offering price per share ($15.85/95%) ............................   $      16.69
                                                                             ============

STATEMENT OF OPERATIONS

                                                             For Year Ended June 30, 1998

Investment income:
 Interest ................................................................   $    260,799
 Dividends ...............................................................        302,487
                                                                             ------------

  Total investment income ................................................        563,286
                                                                             ------------

Expenses:
 Management fees (note 3) ................................................         73,633
 12b-1 fees (note 6) .....................................................         36,816
 Custodian fees (note 3) .................................................          6,200
 Directors' fees (note 3) ................................................          2,175
 Professional fees .......................................................          8,947
 Transfer agent and accounting fees ......................................         53,700
 Filing fees .............................................................         10,875
 Printing, proxy and postage fees ........................................          4,133
 Organizational expense (note 1) .........................................            446
 Other ...................................................................            526
                                                                             ------------

  Total expenses .........................................................        197,451
  Less expenses voluntarily reduced
   or reimbursed (note 3) ................................................        (22,090)
                                                                             ------------

  Net expenses ...........................................................        175,361
                                                                             ------------

  Net investment income ..................................................        387,925
                                                                             ------------

Realized and unrealized gain on investments:
 Net realized gain from investments ......................................        664,230
 Net increase in unrealized
  appreciation on investments ............................................        887,079
                                                                             ------------

   Net gain on investments ...............................................      1,551,309
                                                                             ------------

   Net increase in net
    assets from operations ...............................................   $  1,939,234
                                                                             ============

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         Year Ended    Year Ended
                                                                                       June 30, 1998   June 30, 1997
                                                                                       -------------   -------------
From operations:
 Net investment income .............................................................   $    387,925    $    321,700
 Realized gain on investments ......................................................        664,230         129,214
 Unrealized gain on investments ....................................................        887,079       1,933,894
                                                                                       ------------    ------------
   Net increase in assets from operations ..........................................      1,939,234       2,384,808
                                                                                       ------------    ------------

Dividends and distributions to shareholders:
 Dividends paid from net investment income .........................................       (391,040)       (320,587)
 Capital gains distributions .......................................................       (676,652)       (243,651)
                                                                                       ------------    ------------
   Total dividends and distributions ...............................................     (1,067,692)       (564,238)
                                                                                       ------------    ------------

From capital share transactions (note 4):
 Received from shares sold .........................................................      3,431,737       2,484,392
 Received from dividends reinvested ................................................        615,775         427,145
 Paid for shares redeemed ..........................................................     (1,979,004)     (2,386,862)
                                                                                       ------------    ------------
  Increase in net assets derived from capital share transactions ...................      2,068,508         524,675
                                                                                       ------------    ------------

    Increase in net assets .........................................................      2,940,050       2,345,245
                                                                                       ------------    ------------

Net Assets:
 Beginning of period ...............................................................     13,114,448      10,769,203
                                                                                       ------------    ------------

 End of period .....................................................................   $ 16,054,498    $ 13,114,448
                                                                                       ============    ============

 Includes undistributed net investment income of ...................................   $          0    $      3,115
                                                                                       ============    ============

FINANCIAL HIGHLIGHTS

                                                                            Years Ended June 30,
                                                              1998       1997       1996       1995       1994
                                                             ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period .....................   $14.89     $12.78     $11.57     $10.65     $10.96
Income from investment operations:
 Net investment income ...................................     0.42       0.38       0.38       0.41       0.33
 Net realized and unrealized gain (loss) on investments ..     1.73       2.39       1.27       1.54      (0.11)
                                                             ------     ------     ------     ------     ------
  Total income from investment operations ................     2.15       2.77       1.65       1.95       0.22
                                                             ------     ------     ------     ------     ------
Less distributions:
 Dividends from net investment income ....................    (0.42)     (0.38)     (0.37)     (0.41)     (0.33)
 Distributions from net realized capital gains ...........    (0.77)     (0.28)     (0.07)     (0.62)     (0.20)
                                                             ------     ------     ------     ------     ------
  Total distributions ....................................    (1.19)     (0.66)     (0.44)     (1.03)     (0.53)
                                                             ------     ------     ------     ------     ------
Net asset value, end of period ...........................   $15.85     $14.89     $12.78     $11.57     $10.65
                                                             ======     ======     ======     ======     ======

Total return .............................................    14.77%     22.34%     14.50%     19.41%      1.96%

Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (a):
 Expenses ................................................     1.20%      1.12%      0.89%      0.81%      0.94%
 Net investment income ...................................     2.65%      2.77%      3.10%      3.69%      3.08%
Ratios assuming no fees waived or reimbursed by advisor:
 Expenses ................................................     1.35%      1.31%      1.14%      1.06%      1.19%
 Net investment income ...................................     2.50%      2.58%      2.85%      3.44%      2.83%

Average commission rate (b) ..............................   $ 0.07     $ 0.07          NR         NR         NR
Portfolio turnover rate ..................................       39%        14%         7%        25%        14%
Net assets at end of period (millions) ...................   $ 16.1     $ 13.1     $ 10.8     $  7.7     $  7.5


(a) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Income & Growth portfolio, but it may cease that waiver, in whole or in part, without prior notice. In addition, the advisor has reimbursed certain operating expenses.

(b) Represents the total dollar amount of commission paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.

NR  Not required prior to June, 1997

   The accompanying notes are an integral part of these financial statements.

GROWTH PORTFOLIO
ONE FUND, INC.

 OBJECTIVE

To provide long-term capital growth. Current income is incidental. Normally at least 90% of the assets of this portfolio will be invested in common stocks. Selection of stocks is not limited with regard to whether stocks are exchange-listed or dividend-paying or whether they are issued by companies of any particular size.

PERFORMANCE AS OF JUNE 30, 1998

AVERAGE ANNUAL TOTAL RETURNS:

                            Without         With max.
                         sales charge     sales charge
One-year                    14.13%             8.43%
Three-year                  18.28%            16.27%
Five-year                   15.45%            14.28%
Since inception (8/18/92)   16.31%            15.30%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

COMMENTS

We continued to see an increasing yet volatile stock market led by blue chips and a select number of growth stocks during the twelve months ending June 30, 1998. The valuation spread between the largest companies and most others are near all-time highs. The breadth of the stock market continues to narrow. Interest rates moved lower with the largest part of the move occurring during the second half of 1997. The interest rate spread between Treasury securities and corporate bonds have widened during the second quarter of 1998 due to investor's concerns about Asia and other uncertainties.

   The Growth Portfolio return was 14.1% for the period. The strongest performing sectors were Consumer Staples, Financials, Healthcare and selected Technology issues. The weaker sectors included Energy, Consumer Cyclicals and selected technology issues. The portfolio's invested position averaged 93% during the period.

   We expect the stock market volatility to continue through the remainder of the year as investors contend with Asian concerns, potential slowdowns in other parts of the world, Year 2000 issues and reduced corporate profits. On the other hand, several countries continue to experience steady economic growth, and many companies (small, medium and large) should continue to report very good earnings growth. Investments in these areas and companies should provide positive results for investors over time.

CHANGE IN VALUE OF $10,000 INVESTMENT

Growth Portfolio (with max. sales charge)
(Commenced operations August 18, 1992)

  Data                   Value
  ----                   -----

12/31/92               $10,178.30
12/31/93               $11,917.10
12/31/94               $11,987.60
12/31/95               $15,367.30
12/31/96               $18,098.30
12/31/97               $21,126.80
06/30/98               $23,051.50

S&P 500 Index

  Data                   Value
  ----                   -----

12/31/92               $10,627.00
12/31/93               $11,688.40
12/31/94               $11,841.80
12/31/95               $16,273.90
12/31/96               $20,030.30
12/31/97               $26,690.10
06/30/98               $31,416.90

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

TOP 10 HOLDINGS AS OF JUNE 30, 1998

                                               % of Portfolio

1.  Cisco Systems Inc.                              4.37
2.  Microsoft Corp                                  3.05
3.  Allied Signal Corp                              2.81
4.  Camco International                             2.74
5.  Texas Instruments                               2.67
6.  Magna International Cl A                        2.41
7.  Hardinge Inc                                    2.19
8.  Kendle International Inc                        2.13
9.  Health South Corp                               1.88
10. Computer Associates                             1.76

TOP 5 INDUSTRIES AS OF JUNE 30, 1998
                                               % of Portfolio

Computer & Related                                 17.6
Medical & Related                                  11.1
Oil, Energy & Natural Gas                           8.3
Electrical Equipment                                7.0
Automotive and Related                              6.0

The prices of small company stocks are generally more volatile than the prices of large company stocks.

ONE FUND, INC.
GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998

                                             MARKET
 SHARES             COMMON STOCK              VALUE
-----------------------------------------------------
         AEROSPACE (4.3%)
 9,000   Allied Signal, Inc.                 $399,375
   336   Boeing Co.                            14,973
 4,000   Rockwell International Corp.         192,250
                                            ---------
                                              606,598
                                            ---------
         AUTOMOTIVE AND RELATED (6.0%)
 5,500   Arvin Industries, Inc.               199,719
 3,000   Chrysler Corp.                       169,125
 2,000   Cooper Tire & Rubber                  41,250
 5,000   Magna International, Inc. CL A       343,125
 7,000   Walbro Corp.                          98,875
                                            ---------
                                              852,094
                                            ---------
         BANKING (4.4%)
 6,614   Charter One Financial, Inc.          222,809
 2,985   First State Bancorp                   72,013
   807   First Union Corp.                     47,034
 3,500   Flagstar Bancorp, Inc.                85,313
 1,000   Star Banc Corp.                       63,875
 3,750   Susquehanna Bancshares               140,156
                                            ---------
                                              631,200
                                            ---------
         BUSINESS SERVICES (5.5%)
 8,500  *Alternative Resources Corp.          105,188
 5,000   First Data Corp.                     166,563
 7,500  *Lo Jack Corp.                         93,281
 3,500   Manpower Inc.                        100,406
 5,500  *Mapics Inc.                          108,281
 6,000   Reynolds and Reynolds CL A           109,125
 4,500   Wackenhut Corp. CL B                  96,750
                                            ---------
                                              779,594
                                            ---------
         CHEMICALS (3.4%)
12,000   Hawkins Chemicals Inc.               144,000
 3,500   Minerals Technologies, Inc.          178,063
 4,000   OM Group Inc.                        165,000
                                            ---------
                                              487,063
                                            ---------
         COMMUNICATIONS (0.5%)
 3,187  *Mastec Inc.                           76,090
                                            ---------

         COMPUTER AND RELATED (17.6%)
 2,000  *3Com Corp.                            61,375
 6,750  *Cisco Systems, Inc.                  621,422
 4,500   Computer Associates Intl.            250,031
 4,000   Hewlett Packard Co.                  239,500
 3,000   Intel Corp.                          222,375
 1,000  *LSI Logic                             23,063
10,000   MacNeal-Schwendler Corp.              98,125
 4,000  *Microsoft Corp.                      433,500
 1,000  *Structural Dynamics Research Corp.    23,125
 6,500   Texas Instruments, Inc.              379,031
 3,500  *Zebra Tech. Corp. CL A               149,625
                                            ---------
                                            2,501,172
                                            ---------
         CONSUMER GOODS (0.9%)
 4,000  *Sola International                   130,750
                                            ---------


         DRUGS (0.5%)
 5,000  *Applied Analytical Industries         71,875
                                            ---------

                                              MARKET
 SHARES             COMMON STOCK               VALUE
-----------------------------------------------------
         ELECTRICAL EQUIPMENT (7.0%)
 5,000  *Advanced Lighting Tech. Inc.        $116,250
 6,666  *Analog Devices, Inc.                 163,734
 7,500  *Anixter International, Inc.          142,969
 4,800   BMC Industries, Inc.                  42,000
 7,000   CBS Corporation                      222,250
 7,000  *Richey Electronics, Inc.              54,687
 4,000   Varian Associates, Inc.              156,000
 1,000   Xerox Corp.                          101,625
                                            ---------
                                              999,515
                                            ---------
         ENTERTAINMENT AND LEISURE (2.2%)
 8,000   Cedar Fair                           221,000
 5,000  *Livent, Inc.                          43,750
 5,000  *Royal Olympic Cruise Lines            50,000
                                            ---------
                                              314,750
                                            ---------
         FOOD AND RELATED (2.1%)
10,000   Food Lion Inc. CL A                  106,250
 6,000   Panamerican Beverages Inc. CL A      188,625
                                            ---------
                                              294,875
                                            ---------
         FORESTRY AND PAPER PRODUCTS (0.7%)
 3,300   Sonoco Products Co.                   99,825
                                            ---------

         HOTEL/ LODGING (1.7%)
 6,500  *Guest Supply, Inc.                   108,875
 2,000   La Quinta Inns                        42,250
 4,000  *Mirage Resorts, Inc.                  85,250
                                            ---------
                                              236,375
                                            ---------
         HOUSING, FURNITURE & RELATED (1.2%)
 5,000  *Meadowcraft Inc.                      55,000
 7,500   Shelby Williams Industries, Inc.     112,500
                                            ---------
                                              167,500
                                            ---------
         INDUSTRIAL SERVICES (3.3%)
 3,500  *Hawk Corp.                            61,687
10,000  *Medar Inc.                            21,250
 8,000   Regal Beloit Corp.                   228,000
 3,500   York International Corp.             152,469
                                            ---------
                                              463,406
                                            ---------
         INSURANCE (2.2%)
 4,000   Blanch (EW) Holdings, Inc.           147,000
 3,800   St. Paul Cos.                        159,838
                                            ---------
                                              306,838
                                            ---------
         MEDICAL AND RELATED (11.1%)
   700   Allegiance Corp.                      35,875
 3,500   Baxter International                 188,344
 5,500  *Cephalon Inc.                         43,312
 3,900  *Foundation Health Corp.              102,863
10,000  *Health South Corp.                   266,875
 2,000  *Humana Inc.                           62,375
10,000  *Kendle Intl. Inc.                    302,500
 5,000   Mylan Laboratories                   150,312
 3,350  *National Healthcare LP               110,550
 8,250  *Quorum Health Group, Inc.            218,625
 1,500   United Healthcare Corp.               95,250
                                            ---------
                                            1,576,881
                                            ---------

                                            (continued)

ONE FUND, INC.
GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998

                                                  MARKET
 SHARES             COMMON STOCK                   VALUE
-------------------------------------------------------------
         MACHINERY (2.2%)
  12,750   Hardinge Inc.                          $   310,781

           METAL FABRICATING (2.8%)
  10,000   Amcast Industrial Corp.                    186,250
   3,250  *Wolverine Tube, Inc.                       123,500
   6,000   Worthington Industries Inc.                 90,375
                                                  -----------
                                                      400,125
                                                  -----------
           NON-HAZARDOUS WASTE
           DISPOSAL (0.5%)
   5,000  *Stericycle Inc.                             72,500
                                                  -----------
           OIL, ENERGY AND
           NATURAL GAS (7.5%)
   4,500  *Belco Oil & Gas Corp.                       38,812
   5,000   Camco International, Inc.                  389,375
   7,000  *Louis Dreyfus Natural Gas Corp.            132,563
   2,500  *Offshore Logistics Inc.                     44,375
   8,000  *Santa Fe Energy Resources, Inc.             86,000
   6,700  *Tesoro Petroleum Corp.                     106,363
   5,400  *The Meridian Resource Corp.                38,137
   5,000   Williams Cos., Inc.                        168,750
   6,100   Wiser Oil Co.                               67,481
                                                  -----------
                                                    1,071,856
                                                  -----------
           RESTAURANTS (1.9%)
  10,000  *Buffets Inc.                               156,875
   5,000  *Consolidated Products                      105,625
                                                  -----------
                                                      262,500
                                                  -----------
           RETAIL (0.4%)
  10,000  *Ridgeview Inc.                              60,000
                                                  -----------
           RETIREMENT/AGED CARE (0.6%)
   7,500  *Capital Senior Living Corp.                 90,000
                                                  -----------
           TEXTILES AND RELATED (0.9%)
   3,000   Warnaco Group, CL A                    $   127,313
                                                  -----------

                                                  MARKET
    SHARES             COMMON STOCK                VALUE
------------------------------------------------------------
           TRANSPORTATION (4.6%)
   4,000  *Atlas Air Inc.                         $   135,250
     955   Burlington Northern Santa Fe                93,767
   3,000   Consolidated Freightways, Inc.             127,500
   6,566  *Halter Marine Group Inc.                    98,900
   3,000   Trinity Industries                         124,500
   3,500  *Wisconsin Central Trans. Corp.              76,563
                                                  -----------
                                                      656,480
                                                  -----------
            TOTAL COMMON STOCK
            (95.7%) (COST  $9,013,912)            $13,647,956
                                                  -----------

                                                   MARKET
    SHARES            PREFERRED STOCK               VALUE
------------------------------------------------------------
           OIL, ENERGY AND NATURAL
           GAS (0.8%)
   2,500   Howell Corp. $3.50 Series A Conv.      $   107,500
                                                  -----------
           Total Preferred Stock
           (0.8%) (Cost  $128,075)                   $107,500
                                                  -----------

   FACE                                            MARKET
  AMOUNT             SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
           AUTOMOTIVE AND RELATED (1.5%)
$224,000   Ford Motor Credit Corp.
           5.630%  07-0 2-98                      $   223,965
                                                  -----------

           FINANCIAL SERVICES (0.8%)
 109,000   Prudential Funding
           5.750%  07-06-98                           108,913
                                                  -----------

           RETAIL (1.0%)
 140,000   Sears Acceptance Corp.
           5.900%  07-01-98                           140,000
                                                  -----------

           TOTAL SHORT-TERM NOTES
           (3.3%) (COST $472,878)                 $   472,878
                                                  -----------

           TOTAL HOLDINGS
           (COST  $9,614,865)(a)                  $14,228,334
                                                  ===========


(a) Also represents cost for Federal income tax purposes.

*   Non-income producing securities.


   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                                                          June 30, 1998

Assets:
 Investments in securities at market
  value (note 1) (Cost $9,614,865) ....................................    $14,228,334
 Cash in bank .........................................................          2,912
 Receivable for fund shares sold ......................................          3,369
 Dividends and accrued interest receivable ............................         11,853
 Other ................................................................          1,966
                                                                           -----------
  Total assets ........................................................     14,248,434
                                                                           -----------

Liabilities:
 Payable for fund shares redeemed .....................................          3,640
 Payable for investment management
  services (note 3) ...................................................          4,059
 Accrued 12b-1 fees (note 6) ..........................................          8,864
 Other accrued expenses ...............................................         22,077
                                                                           -----------
  Total liabilities ...................................................         38,640
                                                                           -----------

Net assets at market value ............................................   $ 14,209,794
                                                                          ============

Net assets consist of:
 Par value, $.001 per share ...........................................   $        761
 Paid-in capital in excess of par value ...............................      8,706,171
 Accumulated undistributed net realized
  gain on investments .................................................        889,393
 Net unrealized appreciation on investments ...........................      4,613,469
                                                                           -----------

Net assets at market value ............................................   $ 14,209,794
                                                                          ============

Shares outstanding ....................................................        760,818

Net asset value per share .............................................   $      18.68
                                                                          ============

Maximum offering price per share ($18.68/95%) .........................   $      19.66
                                                                          ============

STATEMENT OF OPERATIONS
                                           For Year Ended June 30, 1998

Investment income:
 Interest .............................................................   $     42,943
 Dividends ............................................................        135,656
                                                                           -----------

  Total investment income .............................................        178,599
                                                                           -----------

Expenses:
 Management fees (note 3) .............................................         71,522
 12b-1 fees (note 6) ..................................................         35,761
 Custodian fees (note 3) ..............................................          6,100
 Directors' fees (note 3) .............................................          2,205
 Professional fees ....................................................          9,073
 Transfer agent and accounting fees ...................................         56,300
 Filing fees ..........................................................         11,025
 Printing, proxy and postage fees .....................................          4,189
 Organizational expense (note 1) ......................................            440
 Other ................................................................            521
                                                                           -----------

  Total expenses ......................................................        197,136
  Less expenses voluntarily reduced
   or reimbursed (note 3) .............................................        (21,457)
                                                                           -----------

  Net expenses ........................................................        175,679
                                                                           -----------

  Net investment income ...............................................          2,920
                                                                           -----------

Realized and unrealized gain on investments:
 Net realized gain from investments ...................................      1,329,264
 Net increase in unrealized
  appreciation on investments .........................................        518,363
                                                                           -----------

   Net gain on investments ............................................      1,847,627
                                                                           -----------

   Net increase in net
    assets from operations ............................................   $  1,850,547
                                                                          ============



   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
                                                                    Year Ended      Year Ended
                                                                   June 30, 1998   June 30, 1997
From operations:
 Net investment income .........................................   $      2,920    $     52,241
 Realized gain on investments ..................................      1,329,264         542,097
 Unrealized gain on investments ................................        518,363       1,573,212
                                                                   ------------    ------------
   Net increase in assets from operations ......................      1,850,547       2,167,550
                                                                   ------------    ------------

Dividends and distributions to shareholders:
 Dividends paid from net investment income .....................         (1,820)        (53,115)
 Distributions in excess of net investment income ..............        (10,132)              0
 Capital gains distributions ...................................       (889,104)       (495,835)
                                                                   ------------    ------------
   Total dividends and capital gains distributions .............       (901,056)       (548,950)
                                                                   ------------    ------------

From capital share transactions (note 4):
 Received from shares sold .....................................      1,982,622       2,494,756
 Received from dividends reinvested ............................        608,764         400,497
 Paid for shares redeemed ......................................     (2,605,972)     (2,996,818)
                                                                   ------------    ------------
  Decrease in net assets derived from capital share transactions        (14,586)       (101,565)
                                                                   ------------    ------------
    Increase in net assets .....................................        934,905       1,517,035
                                                                   ------------    ------------

Net Assets:
 Beginning of period ...........................................     13,274,889      11,757,854
                                                                   ------------    ------------

 End of period .................................................   $ 14,209,794    $ 13,274,889
                                                                   ============    ============

 Includes overdistributed net investment income of .............   $          0    ($     1,100)
                                                                   ============    ============

FINANCIAL HIGHLIGHTS
                                                                                Years Ended June 30,
                                                              1998         1997          1996          1995          1994
                                                           ---------     ---------     ---------     ---------     ---------
Per share data:
Net asset value, beginning of period ...................   $   17.52     $   15.47     $   13.03     $   11.67     $   11.63
Income from investment operations:
 Net investment income .................................        0.00          0.07          0.14          0.16          0.12
 Net realized and unrealized gain on investments .......        2.41          2.73          2.72          2.17          0.22
                                                           ---------     ---------     ---------     ---------     ---------
  Total income from investment operations ..............        2.41          2.80          2.86          2.33          0.34
                                                           ---------     ---------     ---------     ---------     ---------
Less distributions:
 Dividends from net investment income ..................        0.00         (0.07)        (0.14)        (0.16)        (0.12)
 Distributions in excess of net investment income ......       (0.06)         0.00          0.00          0.00          0.00
 Distributions from net realized capital gains .........       (1.19)        (0.68)        (0.28)        (0.81)        (0.18)
                                                           ---------     ---------     ---------     ---------     ---------
  Total distributions ..................................       (1.25)        (0.75)        (0.42)        (0.97)        (0.30)
                                                           ---------     ---------     ---------     ---------     ---------
Net asset value, end of period .........................   $   18.68     $   17.52     $   15.47     $   13.03     $   11.67
                                                           =========     =========     =========     =========     =========

Total return ...........................................       14.13%        18.68%        22.22%        20.54%         2.85%

Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (a):
 Expenses ..............................................        1.24%         1.13%         0.90%         0.83%         1.04%
 Net investment income .................................        0.02%         0.43%         0.99%         1.35%         1.04%
Ratios assuming no fees waived or reimbursed by advisor:
 Expenses ..............................................        1.39%         1.32%         1.15%         1.08%         1.30%
 Net investment income (loss) ..........................       (0.13%)        0.24%         0.74%         1.10%         0.79%
Average commission rate (b) ............................   $    0.07     $    0.07         NR              NR              NR
Portfolio turnover rate ................................          40%           27%           22%           24%            8%
Net assets at end of period (millions) .................   $    14.2     $    13.3     $    11.8     $     7.0     $     5.3



(a) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Growth portfolio, but it may cease that waiver, in whole or in part, without prior notice. In addition, the advisor has reimbursed certain operating expenses.

(b) Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.

NR  Not required prior to June 30, 1997

   The accompanying notes are an integral part of these financial statements.

SMALL CAP PORTFOLIO
ONE FUND, INC.

 OBJECTIVE

To provide maximum capital growth by investing primarily in common stocks of small and medium sized companies. Under normal conditions, at lest 65% of this portfolio's assets will be invested in common stocks of companies with market capitalization of less than $1 billion.

 PERFORMANCE AS OF JUNE 30, 1998

AVERAGE ANNUAL TOTAL RETURNS:

                            Without         With max.
                         sales charge     sales charge
One-year                    10.56%            5.03%
Three-year                  16.34%           14.37%
Since inception (11/1/94)   15.88%           14.24%

The maximum sales charge is 5% . All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

As expected, markets have continued to exhibit volatility over the past several months. In response to the economic turmoil in the Pacific Rim, investors have sought out highly liquid blue chip issues and Treasury securities in a flight to quality. This has had a pronounced impact on the relative performance of the small capitalization issues, especially in the months of December, May and June.

   During the first six months of calendar 1998, the ONE Fund Small Cap Portfolio trailed the Russell 2000 Index return. Strong performance from the Consumer Staples and Health Care sectors was more than offset by a handful of earnings disappointments and lagging performance from investments in the energy sector.

   We believe an overweighting in the energy sector is appropriate. Commodity prices have declined sharply this year, due to supply/demand imbalance resulting from a reduction in Asian demand, a mild winter and resumption of Iraqi exports. However, we would note production decline rates from existing fields are accelerating and low oil prices are exerting budgetary pressures on oil exporters. This has led to announced production cuts from major OPEC and non-OPEC producers. Additionally, several oil producing regions are experiencing political turmoil and weather patterns could return to normal. We feel that at current valuation levels, energy stocks could be one of the best sector opportunities of this decade.

   Although disappointed with near-term results, we are encouraged with the opportunities which are now presenting themselves. Cash reserves have been worked down over the past six months. We feel the companies in the Small Cap Portfolio have favorable risk-reward characteristics and are positioned well for the future.

 CHANGE IN VALUE OF $10,000 INVESTMENT

Small Cap Portfolio (with max. sales charge)
(Commerced operations November 1, 1994)
  Date                  Value
  ----                  -----
12/31/94             $ 9,539.90
12/31/95             $11,600.80
12/31/96             $13,571.60
12/31/97             $15,872.10
06/30/98             $16,300.60

Russell 2000 Index
  Date                  Value
  ----                  -----

12/31/94             $ 9,853.00
12/31/95             $12,656.00
12/31/96             $14,743.70
12/31/97             $18,026.70
06/30/98             $18,976.70

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1998

                                               % of Portfolio

1.  Kendle International Inc                        2.60
2.  Hardinge Inc                                    2.51
3.  Zebra Technologies Corp CL A                    2.20
4.  Atlas Air Inc                                   2.15
5.  Quorum Health Group Inc                         2.13
6.  Susquehanna Bancshares Inc. PA                  1.92
7.  Advanced Lighting Technologies Inc              1.92
8.  Blanch E W Holdings Inc                         1.89
9.  Healthcare Realty Trust                         1.87
10. WD-40 Company                                   1.86

 TOP 5 INDUSTRIES AS OF JUNE 30, 1998
                                               % of Portfolio

Oil, Energy & Natural Gas                          13.5
Real Estate                                         8.0
Industrial Services                                 6.7
Medical and Related                                 6.4
Computer & Related                                  6.2

The prices of small company stocks are generally more volatile than the prices of large company stocks.

ONE FUND, INC.
Small Cap Portfolio

SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998

                                               MARKET
 SHARES              COMMON STOCK               VALUE
--------------------------------------------------------
         AUTOMOTIVE AND RELATED (2.1%)
11,000   Defiance Inc.                           $93,500
 2,000   Walbro Corp.                             28,250
                                              ----------
                                                 121,750
                                              ----------
         BANKING (4.4%)
 2,985   First International Bancorp, Inc.        72,013
 3,000   Flagstar Bancorp, Inc.                   73,125
 3,000   Susquehanna Bancshares                  112,125
                                              ----------
                                                 257,263
                                              ----------
         BUSINESS SERVICES (6.0%)
 5,500  *Alternative Resources Corp.              68,062
 2,500  *Mapics Inc.                              49,219
 2,000   Pittston Brink's Group                   73,750
 2,000   Reynolds & Reynolds CL A                 36,375
11,000  *Source Information Management            68,063
 2,500   Wackenhut Corp. CL B                     53,750
                                              ----------
                                                 349,219
                                              ----------
         CHEMICALS (2.2%)
 4,000   Hawkins Chemical Inc.                    48,000
 2,000   OM Group Inc.                            82,500
                                              ----------
                                                 130,500
                                              ----------
         COMMUNICATIONS (0.7%)
 1,687  *Mastec Inc.                              40,277
                                              ----------

         COMPUTER AND RELATED (6.2%)
 5,000   MacNeal-Schwendler Corp.                 49,062
 7,500  *Map Info Corp.                           80,625
 4,500  *Rand A Technology Corp.                  82,623
 1,000  *Structural Dynamics Research Corp.       23,125
 3,000  *Zebra Tech Corp. CL A                   128,250
                                              ----------
                                                 363,685
                                              ----------
         CONSUMER PRODUCTS (2.8%)
 2,500  *Sola International, Inc.                 81,719
 6,500  *Lo Jack Corp.                            80,844
                                              ----------
                                                 162,563
                                              ----------
         DRUGS (0.5%)
 2,000  *Applied Analytical Industries, Inc.      28,750
                                              ----------

         DURABLE GOODS (1.5%)
 3,630   Myers Industries, Inc.                   87,120
                                              ----------

         ELECTRICAL EQUIPMENT (4.8%)
 5,000  *Anixter International, Inc.              95,312
 4,800   BMC Industries, Inc.                     42,000
 2,000   Federal Signal Corp.                     48,625
15,000   Rohn Industries, Inc.                    70,313
 3,000  *Richey Electronics, Inc.                 23,438
                                              ----------
                                                 279,688
                                              ----------
         ENTERTAINMENT AND LEISURE (2.6%)
 3,000   Cedar Fair                               82,875
 8,000  *Livent Inc.                              70,000
                                              ----------
                                                 152,875
                                              ----------
         Finance (1.6%)
 8,000   Bando McGlocklin Capital Corp.           92,000
                                              ----------

         Forestry and Paper Products (1.2%)
 4,500  *Fibermark Inc.                           72,000
                                              ----------

                                               MARKET
   SHARES              COMMON STOCK             VALUE
--------------------------------------------------------
           HOTEL/MOTEL (1.6%)
   5,500  *Guest Supply                          $92,125
                                              ----------

           HOUSING, FURNITURE & RELATED (3.3%)
   3,000   Haverty Furniture                      66,375
   5,000  *Medowcraft Inc.                        55,000
   4,800   Shelby Williams Industries, Inc.       72,000
                                              ----------
                                                 193,375
                                              ----------
           INDUSTRIAL SERVICES (6.7%)
   4,800  *Advanced Lighting Tech., Inc.         111,600
   4,000   Clarcor Inc.                           84,000
   4,500   IMCO Recycling Inc.                    83,250
  10,000  *Medar Inc.                             21,250
  15,000  *Recycling Industries, Inc.             88,125
                                              ----------
                                                 388,225
                                              ----------
           INSURANCE SERVICES (1.9%)
   3,000   Blanch (EW) Holdings, Inc.            110,250
                                              ----------

           MACHINERY (2.5%)
   6,000   Hardinge Inc.                         146,250
                                              ----------

           MEDICAL AND RELATED (6.4%)
   3,000  *Cephalon Inc.                          23,625
   5,000  *Kendle International Inc.             151,250
   4,688  *Quorum Health Group, Inc.             124,219
   5,000  *Stericycle Inc.                        72,500
                                              ----------
                                                 371,594
                                              ----------
           METAL AND MINING (2.7%)
   2,500   Amcast Industrial Corp.                46,563
   1,500  *Hawk Corp. CL A                        26,437
   2,250  *Wolverine Tube, Inc.                   85,500
                                              ----------
                                                 158,500
                                              ----------
           OIL, ENERGY AND NATURAL GAS (12.8%)
   4,200  *Belco Oil & Gas Corp.                  36,225
   1,300   Camco International, Inc.             101,238
   5,000  *Louis Dreyfus Natural Gas Corp.        94,687
  10,000  *Matrix Services                        72,500
  10,000  *Meridian Resource Corp.                70,625
  12,500  *Newstar Resources, Inc. CL A           13,673
   2,500  *Offshore Logistics, Inc.               44,375
   8,000  *Santa Fe Energy Resources, Inc.        86,000
   5,500  *Tesoro Petroleum Corp.                 87,312
   4,000   WD-40 Co.                             108,500
   3,000   Wiser Oil Co.                          33,188
                                              ----------
                                                 748,323
                                              ----------
           REAL ESTATE (8.0%)
   6,000   Commercial Net Lease Realty            97,125
   3,000   First Industrial Realty Trust          95,438
   3,000   Great Lakes REIT, Inc.                 52,312
   4,000   Healthcare Realty Trust, Inc.         109,000
   3,000   Liberty Property Trust                 76,688
   1,000   National Health Investors, Inc.        33,125
                                              ----------
                                                 463,688
                                              ----------
           RESTAURANTS (1.6%)
   6,000  *Buffets Inc.                           94,125
                                              ----------

                                              (continued)

ONE FUND, INC.
SMALL CAP PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998

                                               MARKET
SHARES               COMMON STOCK               VALUE
--------------------------------------------------------
         RETAIL (1.3%)
 3,500  *Consolidated Products inc.              $73,937
                                              ----------

         RETIREMENT/AGED CARE (1.0%)
 5,000  *Capital Senior Living Corp.              60,000
                                              ----------

         TEXTILES & RELATED (1.0%)
10,000  *Ridgeview Inc.                           60,000
                                              ----------

         TRANSPORTATION & EQUIPMENT (5.5%)
 3,700  *Atlas Air Inc.                          125,106
 3,500  *Avondale Industries, Inc.                96,578
 4,500  *Halter Marine Group                      67,781
 3,000  *Royal Olympic Cruise Lines               30,000
                                              ----------
                                                 319,465
                                              ----------
         MISCELLANEOUS (1.6%)
 4,000  *Specialty Equipment                      90,500
                                              ----------

         TOTAL COMMON STOCK
            (94.5%) (COST  $4,846,646)        $5,508,047
                                              ----------

                                               MARKET
SHARES             PREFERRED STOCK              VALUE
--------------------------------------------------------
         OIL, ENERGY AND NATURAL GAS (0.7%)
 1,000   Howell Corp. $3.50 Series A Conv.       $43,000
                                              ----------

         TOTAL PREFERRED STOCK
            (0.7%) (COST  $51,100)               $43,000

  FACE                                         MARKET
 AMOUNT           CONVERTIBLE DEBENTURES        VALUE
--------------------------------------------------------
           ELECTRICAL EQUIPMENT (0.8%)
 $50,000   Richey Electronics
              7.000%  03-01-06                   $45,875

           TOTAL CONVERTIBLE DEBENTURES
             (0.8%) (COST $46,032)               $45,875
                                              ----------

  FACE                                         MARKET
 AMOUNT              SHORT-TERM NOTES           VALUE
--------------------------------------------------------
           AUTOMOTIVE (1.7%)
$100,000   Ford Motor Credit Corp.
              5.630%  07-02-98                   $99,984
                                              ----------

           RETAIL (2.3%)
 134,000   Sears Roebuck Acceptance Corp.
              5.900%  07-01-98                   134,000
                                              ----------

           TOTAL SHORT-TERM NOTES
             (4.0%) (COST  $233,984)            $233,984
                                              ----------

           TOTAL HOLDINGS
             (COST  $5,177,762)(a)            $5,830,906
                                              ==========



(a) Also represents cost for Federal income tax purposes.

* Non-income producing securities

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
SMALL CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

                                                    June 30, 1998

Assets:
 Investments in securities at market
  value (note 1) (Cost $5,177,762) ................   $ 5,830,906
 Cash in bank .....................................           560
 Receivable for fund shares sold ..................           155
 Dividends and accrued interest receivable ........         8,050
 Deferred organizational expenses (note 1) ........           694
 Other ............................................         1,492
                                                      -----------
  Total assets ....................................     5,841,857
                                                      -----------

Liabilities:
 Payable for fund shares redeemed .................         2,662
 Payable for investment management
  services (note 3) ...............................         2,396
 Accrued 12b-1 fees (note 6) ......................         3,347
 Other accrued expenses ...........................         7,198
                                                      -----------
  Total liabilities ...............................        15,603
                                                      -----------

Net assets at market value ........................   $ 5,826,254
                                                      ===========

Net assets consist of:
 Par value, $.001 per share .......................   $       437
 Paid-in capital in excess of par value ...........     4,763,808
 Accumulated undistributed net realized
  gain on investments .............................       408,819
 Net unrealized appreciation on investments .......       653,144
 Undistributed net investment income ..............            46
                                                      -----------

Net assets at market value ........................   $ 5,826,254
                                                      ===========

Shares outstanding ................................       437,426

Net asset value per share .........................   $     13.32
                                                      ===========

Maximum offering price per share ($13.32/95%) .....   $     14.02
                                                      ==========

STATEMENT OF OPERATIONS

                                     For Year Ended June 30, 1998

Investment income:
 Interest .........................................   $    33,264
 Dividends ........................................        92,227
                                                      -----------

  Total investment income .........................       125,491
                                                      -----------

Expenses:
 Management fees (note 3) .........................        38,468
 12b-1 fees (note 6) ..............................        14,791
 Custodian fees (note 3) ..........................         5,400
 Directors' fees (note 3) .........................           870
 Professional fees ................................         3,578
 Transfer agent and accounting fees ...............        35,000
 Filing fees ......................................         6,140
 Printing, proxy and postage fees .................         1,953
 Organizational expense (note 1) ..................           522
 Other ............................................           251
                                                      -----------

  Total expenses ..................................       106,973
  Less expenses voluntarily reduced
   or reimbursed (note 3) .........................        (8,886)
                                                      -----------

  Net expenses ....................................        98,087
                                                      -----------

  Net investment income ...........................        27,404
                                                      -----------

Realized and unrealized gain (loss) on investments:
 Net realized gain from investments ...............       726,343
 Net decrease in unrealized
  appreciation on investments .....................      (202,189)
                                                      -----------

   Net gain on investments ........................       524,154
                                                      -----------

   Net increase in net
    assets from operations ........................   $   551,558
                                                      ===========



   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
SMALL CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                       Year Ended    Year Ended
                                                                     June 30, 1998  June 30, 1997
From operations:
 Net investment income ...........................................   $    27,404    $    41,520
 Realized gain on investments ....................................       726,343        298,952
 Unrealized gain (loss) on investments ...........................      (202,189)       353,303
                                                                     -----------    -----------
   Net increase in assets from operations ........................       551,558        693,775
                                                                     -----------    -----------

Dividends and distributions to shareholders:
 Dividends paid from net investment income .......................       (26,854)       (41,809)
 Capital gains distributions .....................................      (547,755)      (428,367)
                                                                     -----------    -----------
   Total dividends and distributions .............................      (574,609)      (470,176)
                                                                     -----------    -----------

From capital share transactions (note 4):
 Received from shares sold .......................................     1,281,269        965,667
 Received from dividends reinvested ..............................       274,091        204,093
 Paid for shares redeemed ........................................      (909,621)      (652,126)
                                                                     -----------    -----------
  Increase in net assets derived from capital share transactions .       645,739        517,634
                                                                     -----------    -----------

    Increase in net assets .......................................       622,688        741,233
                                                                     -----------    -----------

Net Assets:
 Beginning of period .............................................     5,203,566      4,462,333
                                                                     -----------    -----------

 End of period ...................................................   $ 5,826,254    $ 5,203,566
                                                                     ===========    ===========

 Includes undistributed (overdistributed) net investment income of   $        46    ($      504)
                                                                     ===========    ===========

FINANCIAL HIGHLIGHTS

                                                                                           11-1-94
                                                                  Years Ended June 30,        to
                                                            1998       1997       1996      6-30-95
                                                           ------     ------     ------     ------
Per share data:
Net asset value, beginning of period ...................   $13.30     $12.82     $10.63     $10.00
Income from investment operations:
 Net investment income .................................     0.06       0.11       0.26       0.22
 Net realized and unrealized gain on investments .......     1.30       1.67       2.26       0.67
                                                           ------     ------     ------     ------
  Total income from investment operations ..............     1.36       1.78       2.52       0.89
                                                           ------     ------     ------     ------
Less distributions:
 Dividends from net investment income ..................    (0.06)     (0.11)     (0.25)     (0.22)
 Distributions from net realized capital gains .........    (1.28)     (1.19)     (0.08)     (0.04)
                                                           ------     ------     ------     ------
  Total distributions ..................................    (1.34)     (1.30)     (0.33)     (0.26)
                                                           ------     ------     ------     ------
Net asset value, end of period .........................   $13.32     $13.30     $12.82     $10.63
                                                           ======     ======     ======     ======

Total return ...........................................    10.56%     14.82%     24.10%      8.91%(b)

Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
 Expenses ..............................................     1.67%      1.35%      0.94%      1.00%(a)
 Net investment income .................................     0.47%      0.89%      2.21%      3.19%(a)
Ratios assuming no fees waived or reimbursed by advisor:
 Expenses ..............................................     1.82%      1.62%      1.27%      1.31%(a)
 Net investment income .................................     0.32%      0.62%      1.88%      2.88%(a)

Average commission rate (d) ............................   $ 0.07     $ 0.08          NR         NR
Portfolio turnover rate ................................       77%        34%        34%         8%
Net assets at end of period (millions) .................   $  5.8     $  5.2     $  4.5     $  2.9

(a) Annualized

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Small Cap portfolio, but it may cease that waiver, in whole or in part, without prior notice. In addition, the advisor has reimbursed certain operating expenses.

(d) Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged. NRNot required prior to June 30, 1997 The accompanying notes are an integral part of these financial statements.

NR  Not required prior to June 30, 1997

   The accompanying notes are an integral part of these financial statements.

INTERNATIONAL PORTFOLIO
ONE Fund, Inc.

 OBJECTIVE

To provide long-term capital growth by investing primarily in common stock (and securities convertible into common stocks) of foreign companies. When deemed appropriate for temporary defensive purposes, it may invest in short-term debt instruments, U.S. Government obligations or in U.S. common stock.

 PERFORMANCE AS OF JUNE 30, 1998

AVERAGE ANNUAL TOTAL RETURNS:

                            Without         With max.
                         sales charge     sales charge
One-year                    -2.63%           -9.76%
Three-year                   9.01%            7.10%
Five-year                   14.63%           13.46%
Since inception (5/1/93)    13.48%           12.31%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

European markets were volatile due to growing worries over Asian markets, corporate earnings and the direction of interest rates. Once the EMU founding members were confirmed and bilateral exchange rates were set, European blue chips rose as meager earnings announcements continued. Overall, German, French, Swedish and Finnish blue chips achieved significant gains while other issues were far weaker. Yet, smaller capitalization stocks, which account for most of the ONE Fund International Portfolio's holdings, continued to underperform large capitalization stocks.

   In Japan, stocks fell due to the gloomy economic outlook and doubts concerning the effectiveness of the government's economic package. The yen weakened significantly until the concerted action between the U.S. and Japanese governments in June. Japanese authorities also announced plans for the ailing financial sector and tax cut proposals. Smaller and domestically oriented companies fared worse than larger stocks, which negatively affected the portfolio's holdings in Japan.

   Other Asian markets plunged due to growing instability in the Pacific Rim (riots in Indonesia, strikes in South Korea, etc.). New Zealand and Australian stocks were likewise negatively impacted by those events.

   Canadian stocks declined, due in part to weakness in the metals sector. In Latin America, markets fell sharply as investors fled most emerging markets.

 CHANGE IN VALUE OF $10,000 INVESTMENT

International Portfolio (with max. sales charge)
Commenced operations May 1, 1993)
  Date                    Value
  ----                    -----
12/31/93             $12,920.40
12/31/94             $14,160.00
12/31/95             $15,839.70
12/31/96             $18,050.10
12/31/97             $18,270.70
06/30/98             $19,219.00

Morgan Stanley Captal Inti. EAFE Index
  Date                    Value
  ----                    -----
12/31/93             $10,826.00
12/31/94             $11,698.50
12/31/95             $13,049.20
12/31/96             $13,879.90
12/31/97             $14,040.80
06/30/98             $16,298.60

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1998
                                               % of Portfolio
1.  Buderus AG                                         3.42
2.  Fuji Photo Film Co. LTD                            2.86
3.  Societe Immobiliere Marseillaise                   2.72
4.  Taittinger C.I.                                    2.70
5.  Shimano Inc.                                       2.61
6.  Kuehne & Nagel International AG Bearer             2.60
7.  Bank for International Settlements (U.S. Tranche)  2.47
8.  Secom Co, LTD                                      2.37
9.  Deceuninck Plastics Industries SA                  2.32
10. Sika Finanz AG Bearer                              2.31

 TOP 5 COUNTRIES/REGIONS AS OF JUNE 30, 1998
                                               % of Portfolio

Japan                                                  21.5
France                                                 14.5
Switzerland                                            11.6
Germany                                                 5.7
Latin America                                           3.5

The risk associated with investing on a worldwide basis include differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998

                                                       MARKET
  SHARES                COMMON STOCK                   VALUE
---------------------------------------------------------------
           JAPAN (21.5%)
  40,000   Aida Engineering Limited (19)            $   155,222
  12,100   Chofu Seisakusho (9)                         164,342
  65,000   Dai-Tokyo Fire Marine Ins. Co. Ltd. (18)     225,612
  65,000   Dowa Fire & Marine Ins. Co. Ltd. (18)        193,848
  12,000   Fuji Photo Film Co., Ltd. (9)                416,514
   2,000   Hitachi Ltd. ADR (11)                        129,000
  65,000  *Iino Kaiun Kaisha (5)                        123,316
   5,000   Ito-Yokado Co. Ltd. (28)                     234,630
  45,000   Nisshinbo Industries Inc. (8)                179,476
   6,000   Secom Co., Ltd. (29)                         345,370
  15,000   Shimano Inc. (9)                             379,433
  18,000   Shiseido Company (9)                         203,859
  25,000   Shoei Co. (27)                               149,833
   2,200   Toho Co. (20)                                230,823
                                                    -----------
                                                      3,131,278
                                                    -----------
           FRANCE (14.5%)
   1,000   Vivendi (33)                                 213,005
   1,000   Conflandey (30)                               55,767
   1,000   Elf Aquitaine (12)                           140,243
   2,000   Emin Leydier (24)                            146,843
   1,000   Gaumont SA (20)                               77,546
   1,000   Groupe Didot-Bottin (35)                     147,503
   1,500   Legrand ADP (10)                             257,387
   1,000   NSC Groupe (19)                              149,978
     350   Promodes C.I. (28)                           128,776
     200   Societe Immobillere Marseillaise (35)        395,981
     700   Taittinger (13)                              393,836
                                                    -----------
                                                      2,106,865
                                                    -----------
           SWITZERLAND (11.6%)
      55   Bank of Intl. Settlements (3)                360,151
     700   Edipresse SA Bearer (20)                     192,103
     500   Kuehne & Nagel Intl. AG (32)                 378,414
      50   Lindt & Sprungli AG (13)                     128,661
     850   Sika Finanz AG Bearer (7)                    336,196
     750   Societe Generale d'Affichage (20)            293,682
                                                    -----------
                                                      1,689,207
                                                    -----------
           GERMANY (5.7%)
   3,000   Bayer AG (7)                                 154,480
   1,000   Buderus AG (5)                               497,788
  12,000   Gerresheimer Glas AG (4)                     179,867
                                                    -----------
                                                        832,135
                                                    -----------
           LATIN AMERICA (3.5%)
  35,000   Antofagasta Holdings plc (21)                147,356
   5,000   Banco Latinoamericano 'Bladex' (3)           153,750
  43,750   Cresud S.A. (1)                               70,885
 151,543   Ledesma SA (1)                               140,956
                                                    -----------
                                                        512,947
                                                    -----------
           BELGIUM (3.2%)
   1,000   Deceuninck Plastics Ind. SA (4)              337,910
   1,000   Engrais Rosier SA (4)                        131,410
                                                    -----------
                                                        469,320
                                                    -----------
           NEW ZEALAND (3.2%)
 130,549   Carter Holt Harvey Limited (14)              113,532
  34,370   Independent Press Comm. (20)                 166,352
 130,000   Shortland Properties, Ltd. (27)               43,741
 300,260   Tasman Agriculture Limited (1)               139,887
                                                    -----------
                                                        463,512
                                                    -----------

                                                       MARKET
  SHARES              COMMON STOCK                     VALUE
---------------------------------------------------------------
           HONG KONG (3.1%)
 924,587   CDL Hotels Intl. Ltd. (16)               $   274,500
 300,000   Shaw Brothers (Hong Kong) Ltd.(20)           182,006
                                                    -----------
                                                        456,506
                                                    -----------
           CANADA (2.7%)
   7,000   Canadian Pacific Ltd. (34)                   198,625
  10,000   Franco-Nevada Mining Corp. (21)              198,522
                                                    -----------
                                                        397,147
                                                    -----------
           UNITED KINGDOM (1.9%)
  50,000  *McBride plc (10)                              71,907
  55,000   Royal Doulton plc (9)                        200,838
                                                    -----------
                                                        272,745
                                                    -----------
           SINGAPORE (1.7%)
  95,406   Clipsal Industries Ltd. (10)                  58,175
  74,400   DelGro Corp. (35)                             71,746
 121,627   Times Publishing Ltd. (25)                   124,518
                                                    -----------
                                                        254,439
                                                    -----------
           SWEDEN (1.7%)
   7,000   IRO AB. (31)                                  91,909
  10,000   PLM AB (23)                                  157,559
                                                    -----------
                                                        249,468
                                                    -----------
           NETHERLANDS (1.6%)
   4,500   Apothekers Cooperatie OPG (17)               151,233
   7,000   European City Estates NV (27)                 87,575
                                                    -----------
                                                        238,808
                                                    -----------
           NORWAY (0.9%)
   7,500   Schibsted AS (25)                            126,207
                                                    -----------

           ITALY (0.8%)
 150,000  *Montedison non-conv. Savings SpA(34)         115,822
                                                    -----------

           FINLAND (0.6%)
   1,000   Vaisala Oy A (5)                              80,795
                                                    -----------

           MEXICO (0.6%)
  25,000   Industrias Penoles SA de CV (21)              79,449
                                                    -----------

           MISCELLANEOUS (2.0%)
  15,000   North European Oil Royalty Tr. (12)          226,875
   5,000   Minorco ADR (34)                              59,688
                                                    -----------
                                                        286,563
                                                    -----------
           TOTAL COMMON STOCK
           (80.8%) (COST $11,780,664)               $11,763,213
                                                    -----------

                                                    MARKET
  SHARES               PREFERRED STOCK              VALUE
---------------------------------------------------------------
            INDONESIA (2.1%)
   7,000   Freeport McMoRan Pfd. 'C' (22)           $   132,563
  10,500   Freeport McMoRan Pfd. 'D' (22)               177,188
                                                    -----------
                                                        309,751
                                                    -----------
            TOTAL PREFERRED STOCK
              (2.1%) (COST $461,433)                $   309,751
                                                    -----------


                                                    (continued)

ONE FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998

                                                       MARKET
 AMOUNT              CONVERTIBLE DEBENTURES             VALUE
------------------------------------------------------------------
               U.S. DOLLAR (1.9%)
  $250,000     Cheil Jedang Co 3.000%
                due 12-31-06 (9)                       $   271,250
                                                       -----------
               TOTAL U.S. DOLLAR (1.9%)                $   271,250
                                                       -----------

               NON U.S. DOLLAR (3.8%)
   149,850 FF  Gaumont SA  3.750%
                 due 01-01-03 (20)                          34,064
   780,000 FF  Immobiliere Hoteliere
                 due 01-01-01 (33)                         108,895
   150,000 GB  Berisford plc 5.000%
                 due 01-31-15 (9)                          245,733
    50,000 GBP BAA plc  5.750%
                 due 03-29-06  (32)                        105,463
   170,000 NZ  Shortland Properties Inc. 7.500%
                 due 12-31-98 (27)                          59,840
                                                       -----------
               TOTAL NON-U.S. DOLLAR (3.8%)            $   553,995
                                                       -----------

               TOTAL CONVERTIBLE DEBENTURES
                 (5.7%) (COST $689,826)                $   825,245
                                                       -----------

(a) Also represents cost for Federal income tax purposes.

 *  Non-income producing securities.

   FACE                                                MARKET
  AMOUNT            NON-CONVERTIBLE BONDS               VALUE
--------------------------------------------------------------------
               U.S. DOLLAR (1.5%)
  $250,000     United Mexican States 'C'
                 6.375%  12-31-19 (15)                 $   224,844
                                                       -----------

               NON-U.S. DOLLAR (2.3%)
   300,000 AUD Queensland Treasury 8.00%
                 due 09-14-07 (15)                         239,666
   100,000 NZ  Trans Power Finance Ltd.  8.00%
                 due 02-15-02 (15)                          91,636
                                                       -----------
                                                           331,302
                                                       -----------
               TOTAL NON-CONVERTIBLE BONDS
                 (3.8%) (COST  $583,995)               $   556,146
                                                       -----------

   FACE                                             MARKET
   AMOUNT              SHORT-TERM NOTES              VALUE
--------------------------------------------------------------------
               AUTOMOTIVE AND RELATED (4.5%)
  $650,000     Toyota Motor Credit Corp.
               6.160%  07-01-98                        $   650,000
                                                       -----------

               FINANCE (2.7%)
   393,000     American Express
               5.950%  07-01-98                            393,000
                                                       -----------

               TOTAL SHORT-TERM NOTES
                 (7.2%) (COST  $1,043,000)             $ 1,043,000
                                                       -----------
               TOTAL HOLDINGS
                 (COST  $14,558,918) (a)               $14,497,355
                                                       ===========



Foreign Currencies
NZ - New Zealand Dollar
FF - French Franc
GBP - British Pound
JPY - Japanese Yen
AUD - Australian Dollar


           Industry Classifications
            (1)  Agriculture                       (18)  Insurance
            (2)  Automotive                        (19)  Machinery
            (3)  Banking                           (20)  Media
            (4)  Building Products                 (21)  Metal (non-ferrous)
            (5)  Capital Goods                     (22)  Mining
            (6)  Cement                            (23)  Packaging
            (7)  Chemicals                         (24)  Paper
            (8)  Computer Products                 (25)  Publishing
            (9)  Consumer Products                 (26)  Rail Equipment
           (10)  Electrical Products               (27)  Real Estate
           (11)  Electronics                       (28)  Retailing
           (12)  Energy and Oil                    (29)  Services
           (13)  Food & Beverage                   (30)  Steel
           (14)  Forest Products                   (31)  Textile
           (15)  Governmental                      (32)  Transportation
           (16)  Hotels                            (33)  Utilities
           (17)  Health Care                       (34)  Miscellaneous
                                                   (35)  Holding Companies

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

                                                      June 30, 1998

Assets:
 Investments in securities at market
  value (note 1) (Cost $14,558,918) ...............   $ 14,497,355
 Cash in bank .....................................         28,192
 Unrealized gain on forward currency
  contracts (note 5) ..............................        185,635
 Receivable for fund shares sold ..................          3,793
 Receivable for securities sold ...................          1,421
 Dividends and accrued interest receivable ........         41,136
 Other ............................................         27,730
                                                      ------------
  Total assets ....................................     14,785,262
                                                      ------------

Liabilities:
 Accounts payable .................................         91,192
 Unrealized loss on forward currency
  contracts (note 5) ..............................          8,964
 Payable for fund shares redeemed .................         54,001
 Payable for investment management
  services (note 3) ...............................         25,212
 Accrued 12b-1 fees (note 6) ......................          9,463
 Dividends payable ................................         17,490
 Other accrued expenses ...........................         16,135
                                                      ------------
  Total liabilities ...............................        222,457
                                                      ------------

Net assets at market value ........................   $ 14,562,805
                                                      ============

Net assets consist of:
 Par value, $.001 per share .......................   $      1,127
 Paid-in capital in excess of par value ...........     13,982,547
 Accumulated undistributed net realized
  gain on investments .............................        464,846
 Net unrealized appreciation (depreciation) on:
  Investments (note 1) ............................        (61,563)
  Foreign currency related transactions ...........         (1,111)
  Forward currency contracts (note 5) .............        176,671
 Undistributed net investment income ..............            288
                                                      ------------

Net assets at market value ........................   $ 14,562,805
                                                      ============

Shares outstanding ................................      1,126,842

Net asset value per share .........................   $      12.92
                                                      ============

Maximum offering price per share ($12.92/95%) .....   $      13.60
                                                      ============

STATEMENT OF OPERATIONS

                                      For Year Ended June 30, 1998

Investment income:
 Interest (net of $1,236 foreign taxes withheld) ..   $    170,403
  Dividends (net of $30,697 foreign taxes withheld)        326,493
                                                      ------------

  Total investment income .........................        496,896

Expenses:
 Management fees (note 3) .........................        152,991
 12b-1 fees (note 6) ..............................         42,497
 Custodian fees (note 3) ..........................         78,000
 Directors' fees (note 3) .........................          3,195
 Professional fees ................................         13,143
 Transfer agent and accounting fees ...............         55,000
 Filing fees ......................................         16,375
 Printing, proxy and postage fees .................          6,870
 Organizational expense ...........................          2,119
 Other ............................................            774
                                                      ------------

  Total expenses ..................................        370,964
  Less Expenses Voluntarily reduced or
   reimbursed (note 3) ............................        (16,448)
                                                      ------------

  Net expenses ....................................        354,516
                                                      ------------

  Net investment income ...........................        142,380
                                                      ------------

Realized and unrealized gain on investments
  and foreign currency:
 Net realized gain from:
  Investments .....................................        973,178
  Forward currency related transactions ...........        697,339
 Net increase (decrease) in unrealized
  appreciation (depreciation) on:
   Investments ....................................     (2,464,591)
   Foreign currency related transactions ..........         34,335
                                                      ------------

   Net loss on investments ........................       (759,739)
                                                      ------------
   Net decrease in net
    assets from operations ........................   ($   617,359)
                                                      ============

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    Year Ended        Year Ended
                                                                                                   June 30, 1998    June 30, 1997
                                                                                                   -------------    -------------
From operations:
 Net investment income .........................................................................   $    142,380     $   167,390
 Realized gain on investments and foreign currency related transactions ........................      1,670,517       1,936,008
 Unrealized gain (loss) on investments and foreign currency related transactions ...............     (2,430,256)        393,505
                                                                                                   ------------     -----------
   Net increase (decrease) in assets from operations ...........................................       (617,359)      2,496,903
                                                                                                   ------------     -----------

Dividends and distributions to shareholders:
 Dividends paid from net investment income .....................................................       (139,103)       (178,422)
 Capital gains and foreign currency related transactions distributions .........................     (2,283,120)     (1,072,777)
                                                                                                   ------------     -----------
   Total dividends and distributions ...........................................................     (2,422,223)     (1,251,199)
                                                                                                   ------------     -----------

From capital share transactions (note 4):
 Received from shares sold .....................................................................      3,159,453       4,465,324
 Received from dividends reinvested ............................................................      1,971,077       1,281,180
 Paid for shares redeemed ......................................................................     (6,838,385)     (2,765,311)
                                                                                                   ------------     -----------
  Increase (decrease) in net assets derived from capital share transactions ....................     (1,707,855)      2,981,193
                                                                                                   ------------     -----------

    Increase (decrease) in net assets ..........................................................     (4,747,437)      4,226,897
                                                                                                   ------------     -----------

Net Assets:
 Beginning of period ...........................................................................     19,310,242      15,083,345
                                                                                                   ------------     -----------

 End of period .................................................................................   $ 14,562,805     $19,310,242
                                                                                                   ============     ===========

 Includes undistributed (overdistributed) net investment income of .............................   $        288    ($     2,989)
                                                                                                   ============     ===========

FINANCIAL HIGHLIGHTS

                                                                        Years Ended June 30,
                                                       1998         1997        1996          1995          1994
                                                     --------     --------     --------     --------     --------
Per share data:
Net asset value, beginning of period .............   $  15.45     $  14.47     $  12.89     $  13.32     $   9.90
Income from investment operations:
 Net investment income ...........................       0.12         0.14         0.10         0.14         0.05
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions ..      (0.63)        1.92         2.24         0.63         4.01
                                                     --------     --------     --------     --------     --------
  Total income (loss) from investment operations .      (0.51)        2.06         2.34         0.77         4.06
                                                     --------     --------     --------     --------     --------
Less distributions:
 Dividends from net investment income ............      (0.12)       (0.15)       (0.39)       (0.14)       (0.05)
 Distributions from net realized capital gains and
  foreign currency transactions ..................      (1.90)       (0.93)       (0.37)       (1.06)       (0.59)
                                                     --------     --------     --------     --------     --------
  Total distributions ............................      (2.02)       (1.08)       (0.76)       (1.20)       (0.64)
                                                     --------     --------     --------     --------     --------
Net asset value, end of period ...................   $  12.92     $  15.45     $  14.47     $  12.89     $  13.32
                                                     ========     ========     ========     ========     ========
Total return .....................................      (4.84%)      14.76%       18.65%        6.44%       40.65%

Ratios and supplemental data:
Ratios net of fees reimbursed by advisor (a):
 Expenses ........................................       2.10%        1.87%        1.72%        1.50%        1.50%
 Net investment income ...........................       0.85%        0.99%        0.70%        1.11%        0.46%
Ratios assuming no fees reimbursed by advisor:
 Expenses ........................................       2.20%        1.98%        1.72%        1.50%        1.50%
 Net investment income ...........................       0.75%        0.88%        0.70%        1.11%        0.46%
Average commission rate (b) ......................   $   0.01     $   0.02            NR           NR           NR
Portfolio turnover rate ..........................         12%           9%          20%          39%          27%
Net assets at end of period (millions) ...........   $   14.6     $   19.3     $   15.1     $   12.0     $   10.4

(a) The advisor has elected to reimburse certain operating expenses of the International Portfolio.

(b) Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.

NR  Not required prior to June 30, 1997

   The accompanying notes are an integral part of these financial statements.

GLOBAL CONTRARIAN PORTFOLIO
ONE FUND, INC.

 OBJECTIVE
To provide long-term capital growth by investing in foreign and domestic securities that, in the judgment of the portfolio manager, are undervalued or presently out of favor with other investors but have positive prospects for eventual recovery. Under normal market conditions, at least 65% of the portfolio's assets will be invested in conformity with its investment objectives.

 PERFORMANCE AS OF JUNE 30, 1998

AVERAGE ANNUAL TOTAL RETURNS:

                            Without         With max.
                         sales charge     sales charge
One-year                    -1.05%           -6.00%
Three-year                   9.01%            7.16%
Since inception (11/1/94)    8.19%            6.67%

The above returns reflect the maximum sales charge of 5% for this portfolio. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

The ONE Fund Global Contrarian Portfolio owns mostly small and obscure stocks which we believe are neglected. It also has exposure to commodity and/or "hard asset" related stocks in the U.S. as well as foreign markets. Finally, it holds emerging market debt instruments, both corporate and sovereign. Most commodities and commodity-related stocks fell in the second quarter, including gold-related securities. While the U.S. and foreign markets registered advances in the second quarter, small capitalization stocks lagged large capitalization stocks in most markets. Also, emerging markets were down sharply over that period.

   The portfolio has been reducing its exposure to commodities-related securities over the last nine months as weaker global economic growth is anticipated in the medium-term following the Asian crisis. Simultaneously, the portfolio recently started buying selected stocks and bonds that appear depressed in a few Asian countries.

 CHANGE IN VALUE OF $10,000 INVESTMENT

Global Contrarian Portfolio (with max sales charge)
(Commenced operations November 1, 1994)

 Date                   Value
 ----                   -----

12/31/94             $ 9,150.40
12/31/95             $10,521.30
12/31/96             $11,580.90
12/31/97             $12,760.80

Morgan Stanley Captl. Intl. World Index
12/31/94             $ 9,654.00
12/31/95             $11,134.30
12/31/96             $12,634.30
12/31/97             $14,527.90

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1998
                                                  % of Portfolio
1.  San Juan Basin Royalty Trust                       3.73%
2.  Freeport McMoran Copper & Gold Inc.,
    Preferred Ser `D'                                  3.33%
3.  Kuehne & Nagel International AG Bearer             2.99%
4.  East Texas Financial Services Inc                  2.88%
5.  Edipresse SA Bearer                                2.71%
6.  Franklin Electric Company, Inc                     2.69%
7.  CDL Hotels International Limited                   2.37%
8.  Federal Republic of Brazil EI FRN 4/15/2006        2.37%
9.  Emin Leydier                                       2.18%
10. Lawter International, Inc  2.15%

 TOP 5 COUNTRIES AS OF JUNE 30, 1998
                                                  % of Portfolio
United States                                          31.5
Japan                                                  10.1
Switzerland                                             7.6
France                                                  4.5
Hong Kong                                               3.6

The risk associated with investing on a worldwide basis include differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.

ONE FUND, INC.
Global Contrarian Portfolio

SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998

                                                           MARKET
  SHARES             U.S. COMMON STOCK                      VALUE
          CHEMICALS (2.2%)
 10,000   Lawter International Inc.                        $   108,750
                                                           -----------

          CAPITAL GOODS (4.0%)
  2,000   Bandag Inc. Class 'A'                                 69,000
  2,000   Franklin Electric Co. Inc.                           136,000
                                                           -----------
                                                               205,000
                                                           -----------
          CONSUMER PRODUCTS (3.6%)
  2,000   Allen Organ Co. Class 'B'                             80,500
  1,300   Dole Foods Company, Inc.                              49,688
  2,000   Wang Laboratories, Inc.                               50,875
                                                           -----------
                                                               181,063
                                                           -----------
          ELECTRICAL EQUIPMENT (1.4%)
  5,000   Zero Corporation                                      70,938
                                                           -----------

          FINANCE (4.2%)
 10,500   East Texas Financial Services                        145,688
  4,000   First Federal Financial Corp.                         68,000
                                                           -----------
                                                               213,688
                                                           -----------
          FORESTRY & PAPER PRODUCTS (3.9%)
    500   Georgia Pacific Corp. Timber Group                    11,531
  2,500   Greif Brothers Corp. Class 'A'                        93,438
  2,000   Rayonier Inc.                                         92,000
                                                           -----------
                                                               196,969
                                                           -----------
          METALS AND MINING (1.1%)
  1,000   Reynolds Metals Company                               55,938
                                                           -----------

          OIL AND ENERGY (4.8%)
  1,300   Rochester & Pittsburgh Coal Co.                       53,300
 25,000   San Juan Basin Royalty Trust                         189,063
                                                           -----------
                                                               242,363
                                                           -----------
          REAL ESTATE (0.8%)
  2,000   Alico, Inc.                                           41,000
                                                           -----------

          SERVICES (5.5%)
  2,000   Chemed Corp.                                          68,125
  6,000   Kaiser Ventures Inc.                                  76,500
  3,000   Manpower Inc.                                         57,375
  3,000   UniFirst Corporation                                  75,000
                                                           -----------
                                                               277,000
                                                           -----------
          TOTAL U.S. COMMON STOCK
            (31.5%) (COST $1,262,702)                      $ 1,592,709
                                                           -----------

                                                           MARKET
  SHARES           FOREIGN COMMON STOCK                     VALUE
----------------------------------------------------------------------
          JAPAN (10.1%)
  2,500   Benesse Corp. (29)                               $    87,133
 10,000   Dai Tokyo Fire & Marine Ins. Co., Ltd.                34,710
 15,000   Dowa Fire & Marine Ins. Co., Ltd. (18)                44,734
  2,500   Fuji Photo Film Co. Ltd. (9)                          86,774
  4,000   Koekisha Co., Ltd. (29)                               62,376
 10,000   Nittetsu Mining Co., Ltd. (22)                        35,931
  1,000   Secom Co., Ltd. (29)                                  57,562
    400   Toho Co. (20)                                         41,968
 10,000   Yomeishu Seizo Co. Ltd. (13)                          58,927
                                                           -----------
                                                               510,115
                                                           -----------

                                                           MARKET
   SHARES              FOREIGN COMMON STOCK                 VALUE
----------------------------------------------------------------------
          SWITZERLAND (7.6%)
     15   Bank for Intl. Settlements (3)                   $    98,223
    500   Edipresse SA 'Bearer' (25)                           137,216
    200   Kuehne & Nagel International AG (3)                  151,366
                                                           -----------
                                                               386,805
                                                           -----------
          FRANCE (4.5%)
  1,500   Emin Leydier (14)                                    110,132
    500   Groupe NSC (19)                                       74,989
    600   Rougier SA (14)                                       40,489
                                                           -----------
                                                               225,610
                                                           -----------
          HONG KONG (3.6%)
403,845   CDL Hotels Intl. Ltd. (16)                           119,897
100,000   Shaw Brothers (Hong Kong) Ltd.(20)                    60,669
                                                           -----------
                                                               180,566
                                                           -----------
          GERMANY (3.4%)
    200   Buderus AG (5)                                        99,557
    100   Axel Springer Verlag AG (20)                          73,562
                                                           -----------
                                                               173,119
                                                           -----------
          LATIN AMERICA (2.8%)
 10,000   Antofagasta Holding plc (21)                          42,102
500,000   Grupo Fernandez Editores (25)                         70,807
 30,308   Ledesma SA (1)                                        28,191
                                                           -----------
                                                               141,100
                                                           -----------
          SINGAPORE (2.5%)
100,000   Clipsal Ind. Ltd. (10)                               89,500
 50,000   DelGro Corp. Ltd. (35)                                35,873
                                                           -----------
                                                               125,373
                                                           -----------
          NETHERLANDS (2.0%)
  2,000   Bosch & Keuning (20)                                  68,686
  2,600   German City Estates NV (27)                           32,528
                                                           -----------
                                                               101,214
                                                           -----------
          NEW ZEALAND (1.5%)
 50,000   Shortland Properties, Ltd. (27)                       16,824
 50,000   Wrightson Ltd. (1)                                     9,576
 10,000   Independent Press Communications (1)                  48,400
                                                           -----------
                                                                74,800
                                                           -----------
          SOUTH AFRICA (1.3%)
  3,000   Anglogold Ltd. ADR (22)                               59,250
  2,500   Western Areas Gold Mining Ltd. (21)                    7,884
                                                           -----------
                                                                67,134
                                                           -----------
          MEXICO (1.0%)
 17,500   Industrias Penoles S.A. de C.V. (22)                  55,614
                                                           -----------

          CANADA (1.0%)
  3,000   Noranda, Inc. (21)                                    51,895
                                                           -----------

          INDONESIA (1.0%)
600,000   PT Rigs Tender (12)                                   50,676
                                                           -----------

          BELGIUM (1.0%)
    376   Engrais Rosier SA (34)                                49,410
                                                           -----------

          SWEDEN (0.9%)
  5,000   Bylock & Nordsjofrakt AB 'B' (32)                     16,631
  5,000   Gorthon Lines (32)                                    27,823
                                                           -----------
                                                                44,454
                                                           -----------

                                                           (continued)

ONE FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998

                                                          MARKET
  SHARES             FOREIGN COMMON STOCK                  VALUE
-----------------------------------------------------------------------
            TOTAL FOREIGN COMMON STOCK
              (44.2%) (COST $2,681,600)                     $2,237,885
                                                            ----------

            TOTAL COMMON STOCK
              (75.7%) (COST  $3,944,302  )                  $3,830,594
                                                            ----------

                                                          MARKET
 SHARES             FOREIGN PREFERRED STOCK                VALUE
-----------------------------------------------------------------------
            INDONESIA (4.8%)
 10,000     Freeport McMoRan Pfd. 'D' (22)                    $168,750
  4,000     Freeport McMoRan Pfd. 'C' (22)                      75,750
                                                            ----------
                                                               244,500
                                                            ----------
            Total Foreign Preferred Stock
              (4.8%) (Cost $331,775)                          $244,500
                                                            ----------

  FACE                                                    MARKET
 AMOUNT              NON-CONVERTIBLE BONDS                 VALUE
-----------------------------------------------------------------------
            U.S. DOLLAR (4.8%)
145,500     Federal Republic Of Brazil EI FRN
               6.875% due 04-15-06 (15)                        119,856
 65,201     Republic of Argentina FRB
               6.750% due 03-31-05 (15)                         84,016
 50,000     PT Pabrik Kertas Tjiwi Kimia
               13.250% due 08-01-01 (14)                        39,750
                                                            ----------

            TOTAL NON-CONVERTIBLE BONDS
               (4.8%) (COST  $224,002)                      $  243,622
                                                            ----------

(a) Also represents cost for Federal income tax purposes.

Foreign Currencies
NZ - New Zealand Dollar
FF - French Franc

  FACE                                                      MARKET
 AMOUNT                CONVERTIBLE DEBENTURES                VALUE
-----------------------------------------------------------------------
            U.S. DOLLAR (4.3%)
 $55,000    Inversiones y Representaciones
              4.500%  08-02-03 (27)                         $   59,400
 100,000    International Container Terminal Svcs Inc.
              1.750%  03-13-04 (32)                             85,750
 100,000    Tipeo Asphalt Co.
              2.750%  09-16-06 (6)                              73,000
                                                            ----------
                                                               218,150
                                                            ----------
            NON U.S. DOLLAR (1.4%)
 100,000 NZ Shortland Properties Inc.
              7.500% due 12-31-98 (27)                          35,200
 260,000 FF Immobilier Hoteliere
              5.000% due 01-01-01 (16)                          36,298
                                                            ----------
                                                                71,498
                                                            ----------
           TOTAL CONVERTIBLE DEBENTURES
              (5.7%) (Cost  $317,121)                       $  289,648
                                                            ----------

  FACE                                                      MARKET
 AMOUNT                   SHORT-TERM NOTES                   VALUE
-----------------------------------------------------------------------
            AUTOMOTIVE AND RELALED (4.0%)
$200,000    Toyota Motor Credit Corp.
              6.160%  due 07-01-98                          $  200,000
                                                            ----------

            FINANCE (4.0%)
 200,000    American Express
              5.950%  due 07-01-98                             200,000
                                                            ----------

            MISCELLANEOUS (3.3%)
 173,000    Pearson inc.
              5.720%  due 07-01-98                             172,750
                                                            ----------

            TOTAL SHORT-TERM NOTES
              (11.3%) (COST  $572,750)                      $  572,750
                                                            ----------

            TOTAL HOLDINGS
              (COST  $5,389,951)(a)                         $5,181,114
                                                            ==========



          Industry Classifications
           (1)   Agriculture                     (18)  Insurance
           (2)   Automotive                      (19)  Machinery
           (3)   Banking                         (20)  Media
           (4)   Building Products               (21)  Metal (non-ferrous)
           (5)   Capital Goods                   (22)  Mining
           (6)   Cement                          (23)  Packaging
           (7)   Chemicals                       (24)  Paper
           (8)   Computer Products               (25)  Publishing
           (9)   Consumer Products               (26)  Rail Equipment
          (10)   Electrical Products             (27)  Real Estate
          (11)   Electronics                     (28)  Retailing
          (12)   Energy and Oil                  (29)  Services
          (13)   Food & Beverage                 (30)  Steel
          (14)   Forest Products                 (31)  Textile
          (15)   Governmental                    (32)  Transportation
          (16)   Hotels                          (33)  Utilities
          (17)   Health Care                     (34)  Miscellaneous
                                                 (35)  Holding Companies

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

                                                JUNE 30, 1998
Assets:
 Investments in securities at market
  value (note 1) (Cost $5,389,951) .......................    $5,181,114
 Cash in bank ............................................         8,016
 Unrealized gain on forward currency
  contracts (note 5) .....................................        28,706
 Dividends and accrued interest receivable ...............        19,262
 Deferred organizational expenses (note 1) ...............           692
 Other ...................................................         7,223
                                                              ----------
  Total assets ...........................................     5,245,013
                                                              ----------


Liabilities:
 Payable for securities purchased ........................        90,977
 Payable for shares redeemed .............................         1,059
 Payable for investment management
  services (note 3) ......................................        26,469
 Accrued 12b-1 fees (note 6) .............................         3,424
 Dividends payable .......................................        49,520
 Other accrued expenses ..................................        11,482
                                                              ----------
  Total liabilities ......................................       182,931
                                                              ----------

Net assets at market value ...............................    $5,062,082
                                                              ==========

Net assets consist of:
 Par value, $.001 per share ..............................    $      470
 Paid-in capital in excess of par value ..................     4,720,024
 Accumulated undistributed net realized
  gain on investments ....................................       519,005
 Net unrealized appreciation (depreciation) on:
  Investments (note 1) ...................................      (208,837)
  Foreign currency related transactions ..................          (394)
  Forward currency contracts (note 5) ....................        28,706
 Undistributed net investment income .....................         3,108
                                                              ----------

Net assets at market value ...............................    $5,062,082
                                                              ==========

Shares outstanding .......................................       470,485

Net asset value per share ................................    $    10.76
                                                              ==========

Maximum offering price per share ($10.76/95%) ............    $    11.33
                                                              ==========

                                            FOR YEAR ENDED JUNE 30, 1998

Investment income:
 Interest ................................................    $   79,056
 Dividends (net of $6,802 foreign taxes withheld).........       125,570
                                                              ----------

  Total investment income ................................       204,626
                                                              ----------

Expenses:
 Management fees (note 3) ................................        54,075
 12b-1 fees (note 6) .....................................        15,021
 Custodian fees (note 3) .................................        40,079
 Directors' fees (note 3) ................................         1,050
 Professional fees .......................................         4,319
 Transfer agent and accounting fees ......................        27,800
 Filing fees .............................................         6,707
 Printing, proxy and postage fees ........................         1,995
 Organizational expense (note 1) .........................           522
 Other ...................................................           254
                                                              ----------

  Total expenses .........................................       151,822
                                                              ----------
  Less expenses voluntarily reduced
   or reimbursed (note 3) ................................       (23,873)
                                                              ----------

  Net expenses ...........................................       127,949
                                                              ----------

  Net investment income ..................................        76,677
                                                              ----------

Realized and unrealized gain (loss) on
 investments and foreign currency:
 Net realized gain from:
  Investments ............................................       646,699
  Forward currency related transactions ..................        78,490
 Net increase (decrease) in unrealized
  appreciation (depreciation) on:
   Investments ...........................................      (836,078)
   Foreign currency related transactions .................        15,375
                                                              ----------

   Net loss on investments ...............................       (95,514)
                                                              ----------

   Net decrease in net
    assets from operations ...............................     ($ 18,837)
                                                              ==========


   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Year Ended     Year Ended
                                                                                   June 30, 1998  June 30, 1997
                                                                                   -------------  -------------
From operations:
 Net investment income .........................................................   $    76,677    $   104,098
 Realized gain on investments and foreign currency related transactions ........       725,189        388,766
 Unrealized gain (loss) on investments and foreign currency related transactions      (820,703)       135,383
                                                                                   -----------    -----------
   Net increase (decrease) in assets from operations ...........................       (18,837)       628,247
                                                                                   -----------    -----------

Dividends and distributions to shareholders:
 Dividends paid from net investment income .....................................       (70,667)      (109,924)
 Capital gains and foreign currency related transactions distributions .........      (405,742)      (345,450)
                                                                                   -----------    -----------
   Total dividends and distributions ...........................................      (476,409)      (455,374)
                                                                                   -----------    -----------

From capital share transactions (note 4):
 Received from shares sold .....................................................       509,252        966,852
 Received from dividends reinvested ............................................       211,749        277,521
 Paid for shares redeemed ......................................................    (1,459,507)      (784,457)
                                                                                   -----------    -----------
  Increase in net assets derived from capital share transactions ...............      (738,506)       459,916
                                                                                   -----------    -----------

    Increase (decrease) in net assets ..........................................    (1,233,752)       632,789
                                                                                   -----------    -----------

Net Assets:
 Beginning of period ...........................................................     6,295,834      5,663,045
                                                                                   -----------    -----------

 End of period .................................................................   $ 5,062,082    $ 6,295,834
                                                                                   ===========    ===========

 Includes undistributed (overdistributed) net investment income of .............   $     3,108    ($    2,902)
                                                                                   ===========    ===========

FINANCIAL HIGHLIGHTS

                                                                                              11-1-94
                                                                Years Ended June 30,             to
                                                              1998       1997       1996       6-30-95
                                                             ------     ------     ------      -------
Per share data:
Net asset value, beginning of period .....................   $11.79     $11.48     $10.01     $10.00
Income (loss) from investment operations:
 Net investment income ...................................     0.14       0.20       0.16       0.17
 Net realized and unrealized gain (loss) on investments
   and foreign currency transactions .....................    (0.26)      0.99       1.61       0.13
                                                             ------     ------     ------     ------
  Total income (loss) from investment operations .........    (0.12)      1.19       1.77       0.30
                                                             ------     ------     ------     ------
Less distributions:
 Dividends from net investment income ....................    (0.13)     (0.21)     (0.16)     (0.17)
 Distributions from net realized capital gains and foreign
   currency transactions .................................    (0.78)     (0.67)     (0.14)     (0.12)
                                                             ------     ------     ------     ------
  Total distributions ....................................    (0.91)     (0.88)     (0.30)     (0.29)
                                                             ------     ------     ------     ------
Net asset value, end of period ...........................   $10.76     $11.79     $11.48     $10.01
                                                             =======    =======    ======     =======
Total return .............................................    (1.05%)    11.11%     17.84%      2.99%(b)
Ratios and supplemental data:
Ratios net of fees reimbursed by advisor (c):
 Expenses ................................................     2.13%      2.02%      2.14%      2.05%(a)
 Net investment income ...................................     1.28%      1.78%      1.49%      2.85%(a)
Ratios assuming no fees reimbursed by advisor:
 Expenses ................................................     2.53%      2.21%      2.14%      2.05%(a)
 Net investment income ...................................     0.88%      1.59%      1.49%      2.85%(a)

Average commission rate (d) ..............................   $ 0.01     $ 0.01          NR        NR
Portfolio turnover rate ..................................       25%         6%        26%         8%
Net assets at end of period (millions) ...................   $  5.1     $  6.3     $  5.7     $  3.9

(a) Annualized

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to reimburse certain operating expenses of the Global Contrarian portfolio.

(d) Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.

NR  Not required prior to June 30, 1997

   The accompanying notes are an integral part of these financial statements.

CORE GROWTH PORTFOLIO
ONE Fund, Inc.

 OBJECTIVE

To provide long-term capital growth. Current income is incidental. Normally at least 90% of the assets of this portfolio will be invested in common stocks. Selection of stocks is not limited with regard to whether stocks are exchange-listed or dividend-paying or whether they are issued by companies of any particular size.

 PERFORMANCE AS OF JUNE 30, 1998

AVERAGE ANNUAL TOTAL RETURNS:

                            Without         With max.
                         sales charge     sales charge
One-year                     7.51%            2.13%
Since inception (11/1/96)    3.57%            0.40%

The above returns reflect the maximum sales charge of 5% for this portfolio. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

Cumulatively, for the first half of 1998, the ONE Fund Core Growth Portfolio outperformed the Russell Midcap Growth Index by the 373 basis points and the Russell 2000 Growth Index by 1,015 basis points.

   It appears that the market continues to favor large cap stocks even though, on average, earnings estimates for small cap companies are accelerating while earnings estimates for large cap companies are decelerating. One analyst recently observed that, "If the second quarter 1998 profit growth for the small and mid cap segments of the market comes in close to the expectation, it will be the fifth consecutive quarter in which profit growth for those segments has surpassed that of the large caps." The consensus estimated average growth rate for large cap companies for the next 12 months is 6 percent compared with 10.9 percent for the preceding 12 months. In contrast, the consensus average estimated growth rate for the Russell 2000 Growth Index companies is 39 percent over the next 12 months compared with 24 percent over the past 12 months. In addition to the superior growth forecasts, we believe small cap stocks are attractively valued at present. By our reckoning, they now stand at levels seen every decade or two.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                 12/31/96        12/31/97
                                 --------        --------
Core Growth Portfolio
 (with max sales charge)        $ 9,389.80       $ 8,789.70

Russell 3000 Index               10,614.00        13,977.70

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 STOCKS AS OF JUNE 30, 1998

                                               % of Portfolio

1.  HBO & Co                                        2.91
2.  Saville Sys - ADR                               2.83
3.  JD Edwards & Co                                 2.82
4.  Clear Channel Communications                    2.67
5.  America On Line                                 2.59
6.  Citrix Systems                                  2.57
7.  Dell Computers                                  2.27
8.  Cambridge Technology Partners                   2.26
9.  Parexel International                           2.19
10. Jacor Communications                            2.11

Top 5 Industries as of June 30, 1998

                                               % of Portfolio

Computer & Related                                 22.6
Business Services                                  21.3
Medical & Related                                  10.1
Communications                                      7.6
Media and Publishing                                4.8

The prices of small company stocks are generally more volatile than the prices of large company stocks.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998

                                                 MARKET
 SHARES            COMMON STOCK                   VALUE
-----------------------------------------------------------
         AUTOMOTIVE AND RELATED (2.6%)
 1,300  *Central Parking                        $     59,150
 2,100   Harley Davidson, Inc.                        81,375
                                                ------------
                                                     140,525
                                                ------------
         BUSINESS SERVICES (21.3%)
 1,300  *Abacus Direct Corp.                          67,519
 2,900  *Apollo Group CL A                            95,881
 2,400  *Computer Horizons                            88,950
 1,500  *DA Consulting Group Inc.                     21,562
 3,200  *Daou Systems Inc.                            73,200
 1,000  *Documentum Inc.                              48,000
 1,400  *DST Systems, Inc.                            78,400
 3,000  *Ecsoft Group                                 97,125
 1,500  *Gartner Group                                52,500
 2,400  *I2 Technologies                              84,300
 3,150  *Intl. Telcomm Data Systems                   91,350
 2,700  *Radiant Systems                              39,150
 3,400  *RWD Technologies, Inc.                       80,325
 1,300  *Sterling Commerce, Inc.                      63,050
 3,000  *Saville Systems                             150,375
                                                ------------
                                                   1,131,687
                                                ------------
         COMPUTER AND RELATED (22.6%)
 3,800  *Bea Systems Inc.                             87,162
 1,200  *BMC Software Inc.                            62,325
 2,600  *Cadence Design Systems, Inc.                 81,250
 2,200  *Cambridge Technology Partners               120,175
 2,000  *Citrix Systems                              136,750
 1,200  *Compuware Corp.                              61,350
 1,300  *Dell Computer Corp.                         120,656
 1,600  *Filenet Corp.                                46,200
 3,500  *JD Edwards & Co.                            150,281
   700  *Manugistics                                  17,325
   300  *Microsoft Corp.                              32,513
 3,100  *Quadramed Corp.                              84,669
 1,100  *Software AG Systems                          32,175
 5,000  *Summit Design, Inc.                          73,438
 2,000  *Vision Software                              95,500
                                                ------------
                                                   1,201,769
                                                ------------
         COMMUNICATIONS (7.6%)
 1,800  *Advanced Fibre Communications                72,112
   900  *Citadel Communications Corp.                 14,400
   800   Lucent Technology                            66,550
 1,500  *Star Telecommunications Inc.                 33,563
 1,700  *Tekelec                                      76,075
   800  *Tellabs Inc.                                 57,300
   600  *Univision Communications                     22,350
 1,300  *Worldcom Inc.                                62,969
                                                ------------
                                                     405,319
                                                ------------
         DRUGS (2.2%)
 3,200  *Parexel International Corp.                 116,400
                                                ------------

         ELECTRICAL EQUIPMENT (3.7%)
 1,200  *Applied Micro Circuits Corp.                31,050
 3,000  *Celestica Inc..                             56,250
 1,500  *Lernout & Hausp Speech Products             89,531
   750  *Level One Communications                    17,625
                                                ------------
                                                    194,456
                                                ------------

                                                 MARKET
SHARES               COMMON STOCK                 VALUE
----------------------------------------------------------
        ENTERTAINMENT AND LEISURE (2.8%)
2,000  *Cinar Films Inc. CL B                   $    39,000
2,100  *Family Golf Center                           53,156
  900  *Premier Parks                                59,963
                                                ------------
                                                    152,119
                                                ------------
        FINANCIAL SERVICES (1.9%)
1,300   Associates First Capital                     99,938
                                                ------------

        FOOD & RELATED (1.6%)
1,400  *Suiza Foods Corp.                            83,562
                                                ------------

        INDUSTRIAL SERVICES (0.5%)
1,100  *Hanover Compressor                           29,768
                                                ------------

        INTERNET SERVICE PROVIDER (2.6%)
1,300  *America On Line Inc.                        137,800
                                                ------------

        MEDIA & PUBLISHING (4.8%)
1,300  *Clear Channel Communications                141,863
1,900  *Jacor Communications                        112,100
                                                ------------
                                                    253,963
                                                ------------
        MEDICAL AND RELATED (10.1%)
4,400   HBO & CO                                    155,100
2,750  *Health Management Assoc., Inc.               91,953
  700  *Healthcare Financial                         42,919
2,000  *Healthsouth Corp.                            53,375
2,000  *Medquist Inc.                                57,750
1,700   Omnicare Inc.                                64,813
1,800  *Safeskin Corp.                               74,025
                                                ------------
                                                    539,935
                                                ------------
        NETWORK PRODUCTS AND SECURITY (4.2%)
1,700  *Axent Technologies Inc.                      52,063
1,000  *Check Point Software                         32,750
  500  *Cisco Systems                                46,031
1,200  *Network Assoc. Inc.                          57,450
1,200  *Xylan Corp.                                  35,775
                                                ------------
                                                    224,069
                                                ------------
        OIL, ENERGY AND NATURAL GAS (2.1%)
1,000  *Friede Goldman International, Inc.           28,875
2,000  *Global Industries Ltd.                       33,750
2,400  *Varco International, Inc.                    47,550
                                                ------------
                                                    110,175
                                                ------------
        RETAIL (4.1%)
  500  *CDW Computer Centers, Inc.                   25,000
  700  *General Nutrition                            21,788
1,200  *Hibbett Sporting Goods, Inc.                 48,000
2,100  *NBTY Inc.                                    38,587
1,000  *United Rentals Inc.                          42,000
  700  *Whole Food Market, Inc.                      42,350
                                                ------------
                                                    217,725
                                                ------------
        TEXTILES (1.6%)
2,400  *Jones Apparel Group, Inc.                    87,750
                                                ------------

                                                 (continued)

ONE FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998

                                                       MARKET
 SHARES              COMMON STOCK                      VALUE
------------------------------------------------------------------
           TRANSPORTATION (1.9%)
   1,300  *Coach USA Inc.                             $   59,312
   1,600  *Motivepower Industries, Inc.                   39,200
                                                      ----------
                                                          98,512
                                                      ----------

           TOTAL COMMON STOCK
             (98.2%) (COST  $4,173,129)               $5,225,472
                                                      ----------


    FACE                                               MARKET
   AMOUNT            REPURCHASE AGREEMENTS             VALUE
------------------------------------------------------------------
           FINANCIAL (3.4%)
$182,000   Star Bank 5.200% due 07-01-98
             repurchase price $182,026
             collateralized by GNMA certificates,
               pool # 8375
               due 02-20-24 (cost $182,000)           $  182,000
                                                      ----------

           TOTAL REPURCHASE AGREEMENTS
             (3.4%) (COST $182,000)                   $  182,000
                                                      ----------

           TOTAL HOLDINGS
             (COST  $4,355,129)(a)                    $5,407,472
                                                      ==========



*   Non income producing security.

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                                                   June 30, 1998


Assets:
   Investments in securities at market
     value (note 1) (Cost $4,355,129) ......................        $ 5,407,472
   Cash in bank ............................................                795
   Receivable for fund shares sold .........................                164
   Dividends and accrued interest receivable ...............                134
   Receivable for securities sold ..........................             34,029
   Other ...................................................              4,121
                                                                    -----------
     Total assets ..........................................          5,446,715
                                                                    -----------

Liabilities:
   Payable for securities purchased ........................            112,778
   Payable for fund share redeemed .........................              1,004
   Payable for investment management
     services (note 3) .....................................              6,758
   Accrued 12b-1 fees (note 6) .............................              3,201
   Other accrued expenses ..................................              1,322
                                                                    -----------
     Total liabilities .....................................            125,063
                                                                    -----------

Net assets at market value .................................        $ 5,321,652
                                                                    ===========

Net assets consist of:
   Par value, $ 001 per share ..............................        $       502
   Paid-in capital in excess of par value ..................          4,788,949
   Accumulated net realized
     loss on investments ...................................           (520,142)
   Net unrealized appreciation on investments ..............          1,052,343
                                                                    -----------

Net assets at market value .................................        $ 5,321,652
                                                                    ===========

Shares outstanding .........................................            502,101

Net asset value per share ..................................             $10 60
                                                                    ===========

Maximum offering price per share ($10 60/95%) ..............             $11.16
                                                                    ===========


STATEMENT OF OPERATIONS
                                                    For Year Ended June 30, 1998


Investment income:
   Interest ................................................        $    19,232
   Dividends ...............................................              3,621
                                                                    -----------

     Total investment income ...............................             22,853
                                                                    -----------

Expenses:
   Management fees (note 3) ................................             51,878
   12b-1 fees (note 6) .....................................             13,652
   Custodian fees (note 3) .................................              5,400
   Directors' fees (note 3) ................................                900
   Professional fees .......................................              3,798
   Transfer agent and accounting fees ......................             33,600
   Filing fees .............................................              4,500
   Printing, proxy and postage fees ........................              1,710
   Other ...................................................                235
                                                                    -----------

     Total expenses ........................................            115,673
                                                                    -----------
     Less expenses voluntarily reduced
       or reimbursed (note 3) ..............................             (2,864)
                                                                    -----------

     Net expenses ..........................................            112,809
                                                                    -----------

     Net investment loss ...................................            (89,956)
                                                                    -----------

Realized and unrealized gain (loss) on investments:
   Net realized loss from investments ......................           (365,825)
   Net increase in unrealized
     appreciation on investments ...........................            836,872
                                                                    -----------

       Net gain on investments .............................            471,047
                                                                    -----------

       Net increase in net
              assets from operations .......................        $   381,091
                                                                    ===========



   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                         11-1-96
                                                                                    Year Ended              to
                                                                                   June 30, 1998         6-30-97
                                                                                   -------------      -------------
From operations:
   Net investment loss .......................................................      ($   89,956)      ($   38,829)
   Realized loss on investments ..............................................         (365,825)         (154,317)
   Unrealized gain on investments ............................................          836,872           215,471
                                                                                    -----------       -----------
       Net increase in assets from operations ................................          381,091            22,325
                                                                                    -----------       -----------

From capital share transactions (note 4):
   Received from shares sold .................................................          728,721         5,793,191
   Paid for shares redeemed ..................................................       (1,271,044)         (332,632)
                                                                                    -----------       -----------
     Increase (decrease) in net assets derived from capital share transactions         (542,323)        5,460,559
                                                                                    -----------       -----------

           Increase (decrease)  in net assets ................................         (161,232)        5,482,884
                                                                                    -----------       -----------

Net Assets:
   Beginning of period .......................................................        5,482,884                 0
                                                                                    -----------       -----------

   End of period .............................................................      $ 5,321,652       $ 5,482,884
                                                                                    ===========       ===========



FINANCIAL HIGHLIGHTS

                                                                              11-1-96
                                                              Year Ended        to
                                                               6-30-98        6-30-97
                                                             -----------    -----------
Per share data:
Net asset value, beginning of period ....................      $  9.86        $ 10.00
Income (loss) from investment operations:
   Net investment loss ..................................        (0.16)         (0.08)
   Net realized and unrealized gain (loss) on investments         0.90          (0.06)
                                                               -------        -------
     Total income (loss) from investment operations .....         0.74          (0.14)
                                                               -------        -------

Net asset value, end of period ..........................      $ 10.60        $  9.86
                                                               =======        =======

Total return ............................................         7.51%         (1.40%)(b)

Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
   Expenses .............................................         2.06%          1.35%(a)
   Net investment loss ..................................        (1.65%)        (0.87%)(a)
Ratios assuming no fees waived or reimbursed by advisor:
   Expenses .............................................         2.12%          1.40%(a)
   Net investment loss ..................................        (1.70%)        (0.92%)(a)

Average commission rate (d) .............................      $  0.05        $  0.05
Portfolio turnover rate .................................          116%            80%
Net assets at end of period (millions) ..................      $   5.3        $   5.5

(a)  Annualized
(b)  Calculated on an aggregate basis (not annualized)
(c) The advisor has reimbursed certain operating expenses of the Core Growth Portfolio.
(d) Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.



   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1998

(1) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES
ONE Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified open-end management investment company. The Fund is a series investment company which consists of nine separate investment portfolios that seek the following investment objectives:

MONEY MARKET PORTFOLIO - current income consistent with preservation of capital and liquidity.
TAX-FREE INCOME PORTFOLIO - high current income exempt from federal income taxes.
INCOME PORTFOLIO - high current income. Preservation of capital is a secondary objective.
INCOME & GROWTH PORTFOLIO - moderate income with the potential for increasing income over time. Growth of capital is also a primary objective.
GROWTH PORTFOLIO - long-term capital growth.
SMALL CAP PORTFOLIO - maximum capital growth by investing primarily in common stocks of small- and medium-sized companies.
INTERNATIONAL PORTFOLIO - long-term capital growth by investing primarily in common stocks of foreign companies.
GLOBAL CONTRARIAN PORTFOLIO - long-term growth of capital by investing in foreign and domestic securities believed to be under valued or presently out of favor.
CORE GROWTH PORTFOLIO - long-term capital appreciation.

There are no assurances these objectives will be met.

The following is a summary of significant accounting policies:

Investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7, which approximates market value. Premiums and discounts are amortized on a straight line basis. For the Money Market, Income, and Tax-Free Income portfolios, all of the undistributed net income is accrued as daily dividends to shareholders of record immediately before each computation of the net asset value of these portfolios. Dividends (representing net investment income) will normally be paid monthly to the shareholders of these three portfolios. Distributions arising from net investment income from the remaining portfolios are declared and paid to shareholders quarterly and are recorded on the ex-dividend date. Accumulated net realized capital gains are distributed to shareholders at least once a year.

For all but the Money Market portfolio, securities which are traded on U.S. and foreign stock exchanges or in the over-the-counter markets are valued at the last sale price or, if there has been no sale that day, at the last bid reported as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. Over-the-counter securities are valued at the last bid price as of the close of trading on the Exchange. Short-term investments (investments with remaining maturities of 60 days or less) are valued at amortized cost and fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of valuation.

Foreign currency exchange rates are generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the time of valuation, which in the case of the International and Global Contrarian Portfolios, would not be reflected in the computation of the portfolios' net asset values. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts (forward contracts). A forward contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

ONE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
June 30, 1998

Each portfolio (other than the Money Market Portfolio) may, (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts. Options are recorded at market value, and the related realized and unrealized gains and losses are included in the statement of operations. The portfolios making use of options bear the market risk of an unfavorable change in the price of any security underlying the options.

The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the Standard & Poor's 500 Index or on narrow-based stock indexes. A particular index will be selected according to Ohio National Investments, Inc.'s ("ONI's"), the investment advisor to the Fund, investment strategy for the particular portfolio. The Fund may enter into such contracts to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations.

Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date (except in the case of the International and Global Contrarian Portfolios in which dividends are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends), and interest income is accrued daily as earned. Net realized gain or loss on investments and foreign exchange transactions are determined using the first-in, first-out method.

The books and records of all the portfolios are maintained in U.S. dollars. Foreign currency amounts in the International and Global Contrarian Portfolios are translated into U.S. dollars on the following basis: (1) market value of investments, other assets and liabilities--at exchange rates prevailing at the end of the period. (2) purchases and sales of investments, income and expenses--at the rates of exchange prevailing on the respective dates of such transaction.

Although the net assets and the market value of the portfolios are presented at the foreign exchange rates at the end of the period, the portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of changes in the market price of the investments. However, the portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign-currency denominated debt obligations pursuant to federal income tax regulations.

Foreign investment and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks, including re-evaluation of currency and future adverse political and economic developments, could cause investments and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. government.

Each portfolio may acquire repurchase agreements from member banks of the Federal Reserve System which ONI deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the portfolio under the 1940 Act.

ONE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
June 30, 1998

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassification was made in the Core Growth Portfolio: accumulated net investment loss has been decreased by $128,785, resulting in a reclassification adjustment to decrease Paid-in capital in excess of par value by $128,785. This reclassification has no effect on net assets or net asset value per share.

For federal income tax purposes, the Tax-Free Income, Income and Core Growth Portfolios had net capital losses of $111,345, $55,474, and $520,142 respectively at June 30, 1998. If not offset by subsequent capital gains, $6,302 will expire June 30, 2003 in the Income Portfolio, $7,298 and $49,166 will expire June 30, 2004 in the Tax-Free Income and Income Portfolios, respectively, $4,042 and $154,317 will expire June 30, 2005 in the Tax-Free Income and Core Growth Portfolios, respectively and $80, $100,005, and $365,825 will expire June 30, 2006 in the Money Market, Tax-Free Income, and Core Growth Portfolios, respectively. The Board of Directors does not intend to authorize a distribution of any net realized gain for the portfolios until the capital loss carryovers have been offset or expire.

It is the policy of the Fund to distribute to its shareholders substantially all of its taxable income, thus gaining relief from federal income taxes under provisions of current tax regulations applicable to investment companies of this type. Accordingly, no provision for federal income taxes has been made.

Most expenses of the Fund can be directly attributed to a portfolio. Expenses which cannot be directly attributed are allocated between the portfolios in the Fund based on average net assets.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The gross unrealized appreciation and depreciation on investments in each portfolio as of June 30, 1998 were as follows:

                                                              PORTFOLIO
                    -------------------------------------------------------------------------------------------------------------
                       TAX-FREE                   INCOME &                   SMALL        INTERNA-        GLOBAL          CORE
                        INCOME        INCOME      GROWTH       GROWTH         CAP          TIONAL       CONTRARIAN       GROWTH
                      -----------   ---------- ------------ ------------  ------------  ------------    ----------    -----------
Gross unrealized:
  Appreciation......     781,489     240,524    4,878,793    5,398,860    1,174,422       2,248,393        587,129     1,168,516
  Depreciation......           0     (16,180)    (244,096)    (785,391)    (521,278)     (2,309,956)      (795,966)     (116,173)
Net unrealized:
  Appreciation/          781,489     224,344    4,634,697    4,613,469      653,144               0              0     1,052,343
  Depreciation.....            0           0            0            0            0         (61,563)      (208,837)            0


The Money Market, Income, Income & Growth, and Growth Portfolios were organized on May 12, 1992 with the commencement of operations on August 18, 1992. The International Portfolio was organized on March 18, 1993 with commencement of operations on April 30, 1993. The Small Cap, Tax-Free Income and Global Contrarian Portfolios were organized on September 15, 1994 with the commencement of operations on November 1, 1994. The Core Growth Portfolio was organized on August 22, 1996 with the commencement of operations on November 1, 1996. Organizational expenses of approximately $68,000 were incurred with the start up of the original four portfolios, $11,590 with the start up of the International Portfolio and $7,813 with the Small Cap, Tax-Free, and Global Contrarian Portfolios. Such expenses will be charged against operations on a straight line basis over a period of 60 months from the commencement of operations of the respective portfolios. The Fund's sponsoring entity, Ohio National Life Insurance Company (ONLIC), has agreed that it shall continue to hold the initial shares purchased by it for at least as long as unamortized deferred organizational expenses continue to be carried as an asset of the Fund. The initial shares purchased were 25,000 shares of the Money Market Portfolio, 2,500 shares each of the Income, Income & Growth, and Growth Portfolios and 100 shares each of the International, Small Cap, Tax-Free Income, Global Contrarian and Core Growth Portfolios. ONLIC and its affiliates have also purchased additional shares of each portfolio and as of June 30, 1998 the additional shares owned were as follows: 7,183,666 shares of

ONE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
June 30, 1998

the Money Market Portfolio, 553,940 shares of the Tax-Free Income Portfolio, 508,244 shares of the Income Portfolio, 345,432 shares of the Income & Growth Portfolio, 237,631 shares of the Growth Portfolio, 211,503 shares of the Small Cap Portfolio, 267,042 shares of the Global Contrarian Portfolio, and 250,000 shares of the Core Growth Portfolio.

(2) INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term securities) from July 1, 1997 to June 30, 1998 were as follows:

                                                              PORTFOLIO
                  --------------------------------------------------------------------------------------------------------------
                     TAX-FREE                   INCOME &                     SMALL                        GLOBAL        CORE
                      INCOME        INCOME       GROWTH        GROWTH         CAP       INTERNATIONAL   CONTRARIAN     GROWTH
                   ------------  ------------ ------------- ------------  ------------- -------------  ------------- -----------
Stocks & Bonds:
  Purchases ...       284,055     2,531,619     5,397,134     5,406,516     4,409,799     1,756,439     1,370,010     5,919,661
  Sales .......       354,000     2,166,346     5,073,537     6,771,833     4,207,182     3,968,372     1,565,583    10,412,717
U.S. Govt.
Obligations:
  Purchases ...            --            --            --            --            --            --            --            --
  Sales .......            --       800,000            --            --            --            --            --            --



(3) INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATED PERSONS
The Fund has an investment advisory agreement with Ohio National Investments, Inc. ("ONI"), a wholly owned subsidiary of ONLIC, under the terms of which ONI provides portfolio management and investment advice to the Fund and administers its other affairs, subject to the supervision of the Fund's Board of Directors. Prior to May 1, 1996, O.N. Investment Management Company served as the Fund's investment advisor. As compensation for its services, the Fund pays ONI a fee based on the average daily net asset value of each portfolio's assets.

For assets held in the Money Market, Tax-Free Income, Income, Income & Growth, Growth, and Small Cap Portfolios, the fees are as follows:

                                                                       PORTFOLIO
                     ---------------------------------------------------------------------------------------------------------------
                           MONEY            TAX-FREE                               INCOME &                               SMALL
                          MARKET             INCOME             INCOME             GROWTH             GROWTH               CAP
                     ---------------------------------------------------------------------------------------------------------------
First $100 mil.....        0.30%              0.60%              0.50%              0.50%              0.50%              0.65%
Next $150 mil......        0.25%              0.50%              0.40%              0.40%              0.40%              0.55%
Over $250 mil......        0.20%              0.40%              0.30%              0.30%              0.30%              0.45%

For the International and Global Contrarian Portfolios, ONI is paid a fee at an annual rate of 0.90% of each Portfolios' average daily net asset values. ONI then pays Societe Generale Asset Management Corporation (SGAM) fees at an annual rate of 0.65% of the average daily net asset values for directing the investment and reinvestment of each portfolios' assets pursuant to a sub-advisory agreement between ONI and SGAM dated May 1, 1996. For the Core Growth Portfolio, ONI is paid a fee at an annual rate of 0.95% of the portfolio's average daily net asset value. ONI then pays Pilgrim Baxter & Associates (PBA) a fee at an annual rate of 0.75% of the average daily net asset value of the first $50 million of Portfolio assets, 0.70% of the next $100 million and 0.50% of portfolio assets in excess of $150 million for directing the investment and reinvestment of the portfolio's assets pursuant to a sub-advisory agreement between ONI and PBA dated November 1, 1996.

ONI is presently waiving management fees equal to 0.15% of average net assets for certain portfolios. Management fees waived by ONI for the year ended June 30, 1998 were $22,726, $10,653, $10,178, $22,090, $21,457 and $8,886 for the
Money Market, Tax-Free Income, Income, Income & Growth, Growth and Small Cap Portfolios, respectively. Under the agreement between the Fund and ONI, ONI has agreed to reimburse the portfolios for expenses, other than advisory fees, 12b-1 fees, taxes and interest, in excess of 1% of their average daily net assets. For the year ended June 30, 1998, the reimbursement was $16,448, $23,873, and $2,864 for the International, Global Contrarian, and Core Growth Portfolios respectively.

ONE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
June 30, 1998

Each director who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer fee of $850 plus $200 for each meeting attended.

The Fund's transfer agent and dividend paying agent is American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York. The Fund's custodian for those portfolios other than the International and Global Contrarian Portfolios is Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio. The custodian for the International and Global Contrarian Portfolios is Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, Star Bank and Investors Fiduciary Trust Company enter into subcustodial agreements, subject to approval by the Board of Directors.

Certain directors and officers of the Fund are also directors and officers of ONI and ONLIC.

(4) CAPITAL SHARE TRANSACTIONS
Capital share transactions for the years ended June 30, 1998 and 1997 were as follows:

                                     MONEY MARKET                        TAX-FREE INCOME                         INCOME
                              -----------------------------    ----------------------------------     ----------------------------
                               YEAR ENDED     YEAR ENDED          YEAR ENDED       YEAR ENDED          YEAR ENDED     YEAR ENDED
                                06-30-98        6-30-97            06-30-98          6-30-97            06-30-98       6-30-97
                              -----------------------------    ----------------------------------     ----------------------------
Capital shares
  issued on sales...........   21,996,755     17,151,447               40,258           39,876             76,483        20,785
Capital shares issued
  on reinvested dividends...      455,744        545,914                2,820           14,155              7,995        23,352
Capital shares redeemed.....   20,456,024     19,142,752               20,443           20,980             70,795        93,120


                                     INCOME &  GROWTH                        GROWTH                             SMALL CAP
                              -----------------------------    ----------------------------------     ----------------------------
                               YEAR ENDED     YEAR ENDED          YEAR ENDED       YEAR ENDED          YEAR ENDED     YEAR ENDED
                                06-30-98        6-30-97            06-30-98          6-30-97            06-30-98       6-30-97
                              -----------------------------    ----------------------------------     ----------------------------
Capital shares
  issued on sales...........      216,315        184,505              106,470          160,092             90,612        77,889
Capital shares issued
  on reinvested dividends...       39,848         32,135               35,559           25,550             21,133        16,545
Capital shares redeemed.....      123,916        178,596              138,800          187,890             65,628        51,087


                                    INTERNATIONAL                      GLOBAL CONTRARIAN                       CORE GROWTH
                              -----------------------------    ----------------------------------     ----------------------------
                               YEAR ENDED     YEAR ENDED          YEAR ENDED       YEAR ENDED          YEAR ENDED     11-1-96 TO
                                06-30-98        6-30-97            06-30-98          6-30-97            06-30-98       6-30-97
                              -----------------------------    ----------------------------------     ----------------------------
Capital shares
  issued on sales...........      202,687        324,624               43,691           88,240             74,120       592,472
Capital shares issued
  on reinvested dividends...      178,279         73,771               19,016           22,545                  0             0
Capital shares redeemed.....      504,238        190,431              126,384           69,585            127,889        36,602


Sales charges imposed on capital shares sold by Ohio National Equities, Inc.
(ONEQ), the Fund's principal underwriter, a wholly-owned subsidiary of ONLIC, for the year ended June 30, 1998 were approximately $10,627, $5,279, $70,443, $45,986, $27,552, $57,623, $10,159, and $18,666 for the Tax-Free Income, Income,
Income & Growth, Growth, Small Cap, International, Global Contrarian and Core Growth Portfolios, respectively.

ONE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
June 30, 1998

The Fund is authorized to issue 10 billion of its capital shares. The Money Market Portfolio has been allocated 200 million shares and the other eight portfolios have been allocated 100 million shares each. The remaining shares have not been allocated.

(5) COMMITMENTS

The International and Global Contrarian Portfolios enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. As of June 30, 1998, the International and Global Contrarian Portfolios had entered into forward currency contracts, as set forth below summarized by currency:

                             INTERNATIONAL PORTFOLIO

   SETTLEMENT        CURRENCY TO BE DELIVERED      U.S. $ VALUE    CURRENCY TO BE RECEIVED     U.S. $ VALUE         UNREALIZED
  DATES THROUGH     AMOUNT            TYPE          AT 06/30/98     AMOUNT           TYPE       AT 06/30/98      GAIN        LOSS
  -------------     ------            ----          -----------     ------           ----       -----------      ----        ----
    12/21/98           360,000  Australian Dollar       $222,336       215,014   U.S. Dollar        $215,014     --         $(7,322)
    09/10/98           911,500     Swiss Franc           603,962       634,312   U.S. Dollar         634,312     $30,350     --
    12/23/98           296,000     Swiss Franc           198,179       204,420   U.S. Dollar         204,420       6,241     --
    09/17/98           553,000    Deutsche Mark          307,256       308,740   U.S. Dollar         308,740       1,484     --
    12/17/98            20,000    Deutsche Mark           11,167        11,136   U.S. Dollar          11,136     --             (31)
    09/22/98         1,219,500    French Franc           202,172       202,222   U.S. Dollar         202,222          50     --
    09/22/98            99,671     U.S. Dollar            99,671       591,500   French Franc         98,060     --          (1,611)
    12/14/98         5,646,000    French Franc           940,216       956,090   U.S. Dollar         956,090      15,874     --
    09/29/98       125,820,000    Japanese Yen           915,821     1,020,026   U.S. Dollar       1,020,026     104,205     --
    12/24/98       164,643,000    Japanese Yen         1,213,331     1,224,384   U.S. Dollar       1,224,384      11,053     --
    10/06/98           778,000    New Zealand $          405,142       421,520   U.S. Dollar         421,520      16,378     --
                                                   --------------                              -------------- ----------- ----------
                                                      $5,119,253                                  $5,295,924    $185,635    $(8,964)
                                                   ==============                              ============== =========== ==========

                           GLOBAL CONTRARIAN PORTFOLIO

   SETTLEMENT      CURRENCY TO BE DELIVERED      U.S. $ VALUE   CURRENCY TO BE RECEIVED      U.S. $ VALUE         UNREALIZED
  DATES THROUGH    AMOUNT            TYPE         AT 06/30/98    AMOUNT          TYPE        AT 06/30/98       GAIN        LOSS
  -------------    ------            ----         -----------    ------          ----        -----------       ----        ----
    12/23/98          196,000    Swiss Franc          $131,227      135,359   U.S. Dollar         $135,359     $ 4,132     --
    12/14/98          432,000    French Franc           71,940       73,155   U.S. Dollar           73,155       1,215     --
    09/29/98       11,495,000    Japanese Yen           83,670       90,755   U.S. Dollar           90,755       7,085     --
    12/24/98       18,764,000    Japanese Yen          138,281      139,540   U.S. Dollar          139,540       1,259     --
    11/13/00       11,720,000    Japanese Yen           94,795      109,810   U.S. Dollar          109,810      15,015     --
                                                 --------------                             ---------------------------------------
                                                      $519,913                                    $548,619     $28,706     --
                                                 ==============                             =======================================

(6) DISTRIBUTION PLAN
The Fund has a distribution agreement (12b-1 Plan) with ONEQ under the terms of which the Fund pays a fee for shareholder service and sales of Fund shares based on the average daily net assets of the portfolio. For those assets not in the Money Market Portfolio, the fee is at an annual rate of 0.25% of average net assets and can increase to 0.30% for sales representatives who service $5 million or more of Fund shares. The fee for the Money Market Portfolio is 0.15% of average net assets and can increase to a maximum of 0.17% for the aforementioned servicing level.

INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders
ONE Fund, Inc.

We have audited the accompanying statements of assets and liabilities and the schedules of investments of ONE Fund, Inc: (comprising, respectively, the Money Market, Tax-Free Income, Income, Income & Growth, Growth, Small Cap, International, Global Contrarian and Core Growth Portfolios) as of June 30, 1998, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios comprising ONE Fund, Inc. as of June 30, 1998, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

KPMG PEAT MARWICK LLP


Cincinnati, Ohio
July 24, 1998